                                                                    EXHIBIT 10.9

                           THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                            Dated as of June 27, 1997

                                  By and Among

                         SATELLINK COMMUNICATIONS, INC.,
                     a Georgia corporation formerly known as
                             Satellink Paging, Inc.,
                                    as Parent

                             SATELLINK PAGING, LLC,
                                   as Borrower

                            THE LENDERS NAMED HEREIN,

                                       and

                            CREDITANSTALT-BANKVEREIN,
                                    as Agent

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

1. DEFINITIONS, TERMS AND REFERENCES...........................................2

   1.1 CERTAIN DEFINITIONS.....................................................2
   1.2 USE OF DEFINED TERMS...................................................15
   1.3 ACCOUNTING TERMS; CALCULATIONS.........................................15
   1.4 OTHER TERMS............................................................15
   1.5 TERMINOLOGY............................................................15
   1.6 EXHIBITS...............................................................15

2. THE LOANS..................................................................15

   2.1 REVOLVING CREDIT LOANS.................................................15
   2.2 TERM LOAN..............................................................16
   2.3 BORROWING PROCEDURES...................................................17
   2.4 LOAN ACCOUNT; STATEMENTS OF ACCOUNT....................................17
   2.5 USE OF PROCEEDS........................................................18
   2.6 SEVERAL OBLIGATIONS OF THE LENDERS; REMEDIES INDEPENDENT...............18
   2.7 TERMINATION............................................................18
   2.8 PAYMENTS...............................................................18
   2.9 PRORATA TREATMENT......................................................19
   2.10 PREPAYMENT; COMMITMENT REDUCTION......................................19
   2.11 SHARING OF PAYMENTS...................................................20
   2.12 CERTAIN NOTICES.......................................................21

3. FEES AND INTEREST..........................................................22

   3.1 INTEREST...............................................................22
   3.2 INTEREST PERIOD........................................................23
   3.3 LIMITATIONS ON INTEREST PERIODS AND LOANS..............................24
   3.4 CONVERSIONS AND CONTINUATIONS..........................................24
   3.5 FEES...................................................................24
   3.6 ILLEGALITY; INABILITY TO DETERMINE THE QUOTED RATE.....................24
   3.7 INCREASED COSTS AND REDUCED RETURN.....................................25
   3.8 INDEMNITY..............................................................26
   3.9 NOTICE OF AMOUNTS PAYABLE TO LENDERS...................................26
   3.10 INTEREST SAVINGS CLAUSE...............................................26

4. SECURITY INTEREST - COLLATERAL.............................................27

   4.1 SECURITY INTEREST......................................................27
   4.2 PERFECTION OF SECURITY INTEREST........................................27
   4.3 RIGHT TO INSPECT; VERIFICATIONS........................................28

5. REPRESENTATIONS AND WARRANTIES.............................................28

   5.1 CORPORATE EXISTENCE AND QUALIFICATION .................................28
   5.2 CHIEF EXECUTIVE OFFICE; COLLATERAL LOCATIONS...........................29
   5.3 CORPORATE AUTHORITY....................................................29
   5.4 NO CONSENTS; VALIDITY AND BINDING EFFECT...............................29
   5.5 NO MATERIAL LITIGATION.................................................29

   5.6 CORPORATE ORGANIZATION.................................................29
   5.7 SOLVENCY...............................................................29
   5.8 ADEQUACY OF INTANGIBLE ASSETS..........................................29
   5.9 TAXES..................................................................30
   5.10 ERISA.................................................................30
   5.11 FINANCIAL INFORMATION.................................................30
   5.12 TITLE TO ASSETS.......................................................31
   5.13 VIOLATIONS OF LAW.....................................................31
   5.14 ENVIRONMENTAL LAWS....................................................31
   5.15 NO DEFAULT............................................................32
   5.16 BONA FIDE ACCOUNTS....................................................32
   5.17 AMOUNT OF ACCOUNTS; NO SETOFFS........................................32
   5.18 RIGHT TO ASSIGN.......................................................32
   5.19 CORPORATE AND TRADE OR FICTITIOUS NAMES...............................32
   5.20 EQUIPMENT.............................................................32
   5.21 INVENTORY.............................................................33
   5.22 INVESTMENTS...........................................................33
   5.23 TRADE RELATIONS.......................................................33
   5.24 BROKER'S OR FINDER'S FEES.............................................33
   5.25 SECURITY INTEREST.....................................................33
   5.26 REGULATORY MATTERS....................................................33
   5.27 DISCLOSURE............................................................34
   5.28 BURDENSOME RESTRICTIONS...............................................34
   5.29 LABOR MATTERS.........................................................34
   5.30 EXISTING DEBT.........................................................34
   5.31 REGULATION OF THE AGENT AND THE LENDERS...............................34

6. AFFIRMATIVE COVENANTS......................................................34

   6.1 RECORDS RESPECTING COLLATERAL; LOCKBOX OR BLOCKED ACCOUNT ARRANGEMENT..35
   6.2 REPORTING REQUIREMENTS.................................................35
   6.3 TAX RETURNS............................................................36
   6.4 COMPLIANCE WITH LAWS...................................................36
   6.5 ENVIRONMENTAL LAWS.....................................................36
   6.6 ERISA..................................................................37
   6.7 BOOKS AND RECORDS......................................................37
   6.8 NOTIFICATIONS TO THE LENDERS AND THE AGENT.............................37
   6.9 INSURANCE..............................................................38
   6.10 MAINTENANCE OF PROPERTY...............................................38
   6.11 CONDUCT OF BUSINESS...................................................38
   6.12 PRESERVATION OF CORPORATE OR LIMITED LIABILITY COMPANY EXISTENCE......38
   6.13 EQUIPMENT.............................................................38
   6.14 ASSIGNMENT OF LEASEHOLD INTERESTS.....................................39
   6.15 COMPLIANCE WITH LICENSE REQUIREMENTS..................................39
   6.16 OTHER INDEBTEDNESS....................................................39
   6.17 TRANSFER OF AGREEMENTS, CONSENTS AND LICENSES.........................39

7. NEGATIVE COVENANTS.........................................................39

   7.1 NO ENCUMBRANCES........................................................39
   7.2 INDEBTEDNESS...........................................................40
   7.3 ASSET SALES............................................................40
   7.4 GUARANTIES.............................................................40
   7.5 INVESTMENTS AND ACQUISITIONS...........................................40
   7.6 CORPORATE OR LIMITED LIABILITY COMPANY STRUCTURE.......................41

   7.7 FISCAL YEAR............................................................41
   7.8 ERISA..................................................................41
   7.9 RELOCATIONS; USE OF NAME...............................................41
   7.10 ARM'S-LENGTH TRANSACTIONS.............................................41
   7.11 AMENDMENT OF DISTRIBUTION AGREEMENT...................................42
   7.12 DIVIDENDS.............................................................42
   7.13 OPERATING LEASES......................................................42
   7.14 FM SUBCARRIER LEASE AGREEMENTS........................................42

8. FINANCIAL COVENANTS........................................................43

   8.1 INTEREST COVERAGE RATIO................................................43
   8.2 NET WORTH..............................................................43
   8.3 SENIOR DEBT/CASH FLOW RATIO............................................44
   8.4 TOTAL DEBT/CASH FLOW RATIO.............................................44

9. EVENTS OF DEFAULT..........................................................45

   9.1 OBLIGATIONS............................................................45
   9.2 MISREPRESENTATIONS.....................................................45
   9.3 LOAN DOCUMENT DEFAULTS.................................................45
   9.4 DISTRIBUTION AGREEMENT DEFAULT OR TERMINATION..........................45
   9.5 OTHER DEBTS............................................................45
   9.6 TAX LIEN...............................................................46
   9.7 ERISA..................................................................46
   9.8 VOLUNTARY BANKRUPTCY...................................................46
   9.9 IN VOLUNTARY BANKRUPTCY................................................46
   9.10 SUSPENSION OF BUSINESS................................................47
   9.11 JUDGMENTS.............................................................47
   9.12 MANAGEMENT............................................................47
   9.13 RICO..................................................................47
   9.14 SECURITY DOCUMENTS; FAILURE OF SECURITY...............................47
   9.15 OWNERSHIP OF THE BORROWER'S CAPITAL STOCK.............................47

10. REMEDIES..................................................................47

    10.1 DEFAULT RATE.........................................................48
    10.2 TERMINATION; ACCELERATION OF THE OBLIGATIONS.........................48
    10.3 SET-OFF..............................................................48
    10.4 RIGHTS AND REMEDIES OF A SECURED PARTY...............................48
    10.5 TAKE POSSESSION OF COLLATERAL........................................48
    10.6 SALE OF COLLATERAL...................................................48
    10.7 JUDICIAL PROCEEDINGS.................................................49
    10.8 NOTICE...............................................................49
    10.9 APPOINTMENT OF AGENT AS OBLIGORS' LAWFUL ATTORNEY....................49

11. CONDITIONS PRECEDENT......................................................50

    11.1 CONDITIONS PRECEDENT TO INITIAL LOAN.................................50
    11.2 ALL LOANS............................................................53
    11.3 DELAY IN SATISFACTION OF CONDITIONS PRECEDENT........................53

12. THE AGENT.................................................................54

    12.1 APPOINTMENT, POWERS AND IMMUNITIES...................................54
    12.2 RELIANCE BY AGENT....................................................54
    12.3 DEFAULTS.............................................................54

    12.4 RIGHTS AS A LENDER...................................................55
    12.5 INDEMNIFICATION......................................................55
    12.6 NON-RELIANCE ON AGENT AND OTHER LENDERS..............................55
    12.7 FAILURE TO ACT.......................................................56
    12.8 RESIGNATIN OR REMOVAL OF AGENG; CO-AGENT.............................56
    12.9 COLLATERAL MATTERS...................................................57
    12.10 BORROWER NOT A BENEFICIARY..........................................58

13. MISCELLANEOUS.............................................................58

    13.1 WAIVER...............................................................58
    13.2 SURVIVAL.............................................................59
    13.3 ASSIGNMENTS; SUCCESSORS AND ASSIGNS..................................59
    13.4 COUNTERPARTS.........................................................61
    13.5 EXPENSE REIMBURSEMENT................................................61
    13.6 SEVERABILITY.........................................................62
    13.7 NOTICES..............................................................62
    13.8 ENTIRE AGREEMENT; AMENDMENT..........................................62
    13.9 TIME OF THE ESSENCE..................................................63
    13.10 INTERPRETATION......................................................63
    13.11 LENDERS, AGENT NOT JOINT VENTURERS..................................63
    13.12 CURE OF DEFAULTS BY LENDERS.........................................63
    13.13 INDEMNITY...........................................................63
    13.14 TERMINATION STATEMENTS..............................................64
    13.15 GOVERNING LAW; JURISDICTION.........................................64
    13.16 WAIVER OF JURY TRIAL................................................64

                             SCHEDULES AND EXHIBITS

       Schedule 1.1  -  FM Station Agreements
       Schedule 1.2  -  Lease Agreements
       Schedule 1.3  -  Permitted Liens
       Schedule 5.2  -  Chief Executive Office; Collateral Locations
       Schedule 5.5  -  Litigation
       Schedule 5.8  -  Intangible Assets
       Schedule 5.9  -  Taxes
       Schedule 5.10 -  ERISA Matters
       Schedule 5.12 -  Title to Assets
       Schedule 5.19 -  Corporate and Trade or Fictitious Names
       Schedule 5.22 -  Investments
       Schedule 5.29 -  Labor Matters
       Schedule 5.30 -  Existing Debt

       Exhibit A     -  Form of Revolving Credit Note
       Exhibit B     -  Form of Term Note
       Exhibit C     -  Form of Notice of Borrowing or Conversion/Continuation
       Exhibit D     -  Form of Subcarrier Lease
       Exhibit E     -  Form of Compliance Certificate
       Exhibit F     -  Form of Assignment and Acceptance Agreement

                           THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

      THIS THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is made and entered into as of the 27th day of June, 1997, by and among SATELLINK COMMUNICATIONS, INC., a Georgia corporation f/k/a Satellink Paging, Inc., having a principal place of business at 1325 Northmeadow Parkway, Suite 120, Roswell, Georgia 30076 (hereinafter referred to as "Parent"), SATELLINK PAGING, LLC, a Georgia limited liability company, having a principal place of business at 1325 Northmeadow Parkway, Suite 120, Roswell, Georgia 30076 (herewith referred to as "Borrower"; the Parent and the Borrower are sometimes collectively hereinafter referred to as the "Obligors" and individually as an "Obligor") and an Austrian banking corporation acting through its Connecticut (Federal) branch, with offices at Two Greenwich Plaza, Greenwich, Connecticut 06830 and the financial institutions from time to time party hereto (collectively, the "Lenders"), and CREDITANSTALT-BANKVEREIN ("Creditanstalt"), an Austrian banking corporation acting through its Connecticut (Federal) branch, with offices at Two Greenwich Plaza, Greenwich, Connecticut 06830, in its separate capacity as agent for the Lenders (in such capacity, the "Agent").

                                   WITNESSETH:

      WHEREAS, the Parent and Creditanstalt entered into that certain Loan and Security Agreement, dated as of December 23, 1992, as amended by that certain First Amendment to Loan and Security Agreement dated as of December 31, 1993, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of March 31, 1994, as further amended by that certain Consent, Waiver and Third Amendment to Loan and Security Agreement dated as of December 23, 1994, as further amended by that certain Consent, Waiver and Fourth Amendment to Loan and Security Agreement dated as of June 30, 1995, and as further amended by that certain Fifth Amendment to Loan and Security Agreement dated as of October 24, 1995 (as so amended, the "Original Loan Agreement"), pursuant to which Creditanstalt made available to the Parent a term loan and a revolving credit facility; and

      WHEREAS, the Parent and Creditanstalt entered into that certain Amended and Restated Loan and Security Agreement, dated as of November 17, 1995, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of May 31, 1996 (as so amended, the "First Restated Loan Agreement"), pursuant to which Creditanstalt and the Parent agreed, among other things, to increase the principal amount of the term loan to $5,500,000 and to increase the revolving credit facility commitment to $8,500,000; and

      WHEREAS, the Parent transferred substantially all of its assets and liabilities to the Borrower, its direct, wholly-owned Subsidiary; and

      WHEREAS, the Parent, the Borrower and Creditanstalt entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of January 31, 1997, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 20, 1997 (as so amended, the "Second Restated Loan Agreement") (i) to substitute the Borrower for the Parent as "Borrower" thereunder, (ii) to increase the revolving line of credit provided for therein to Seventeen Million Dollars ($17,000,000), (iii) to increase the amount of the outstanding principal amount of term loan to Eight Million Dollars ($8,000,000), and (iv) to make certain other changes thereto; and

      WHEREAS, for the sake of convenience, the Obligors, the Lenders and the Agent desire to restate in its entirety the Second Restated Loan Agreement; and

      WHEREAS, this Agreement represents a continuation of the Original Loan Agreement and the First Restated Loan Agreement, as previously amended and as amended hereby, and is not a termination of the Original Loan Agreement nor a replacement, satisfaction or repayment of the Indebtedness of Parent incurred under the Original Loan Agreement or the First Restated Loan Agreement;

      NOW, THEREFORE, in consideration of the foregoing premises, to induce the Lenders and the Agent to enter into this Agreement and to extend the financing provided for herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are acknowledged by the Obligors, the Obligors, the Lenders and the Agent hereby agree as follows:

                      1. DEFINITIONS, TERMS AND REFERENCES

      1.1 Certain Definitions. When used herein, the following terms shall have the following respective meanings:

      "Accounts" shall mean, as to either Obligor, all of such Obligor's accounts, contract rights, chattel paper and instruments (whether now existing or hereafter acquired or arising or in which such Obligor now has or hereafter acquires any rights), including, without limitation, all present and future rights to payments for goods, merchandise or Inventory sold or leased or for services rendered, whether or not represented by instruments, chattel paper, invoices or other billing, and whether or not earned by performance; proceeds of any letter of credit on which such Obligor is a beneficiary and all forms of obligations whatsoever owing to such Obligor, together with all instruments and documents of title representing any of the foregoing, all rights in any goods, merchandise or Inventory which any of the foregoing may represent, all rights in any returned or repossessed goods, merchandise or Inventory, and all rights, security and guaranties with respect to each of the foregoing, including, without limitation, any rights of stoppage in transit.

      "Account Debtor" shall mean any Person who is or may become obligated to either Obligor on any Account.

      "Affiliate" shall mean, as to any Person, any other Person which, directly or indirectly, owns or controls, on an aggregate basis, including all beneficial ownership and ownership or control as a trustee, guardian or other fiduciary, at least five percent (5%) of the outstanding shares of Capital Stock having ordinary voting power to elect a majority of the board of directors or other governing body (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) of such Person or at least five percent (5%) of the partnership or other ownership interest of such Person; or which controls, is controlled by or is under common control with such Person; provided however, that in no event shall either Obligor and any Lender or the Agent be deemed or regarded as Affiliates of each other. For the purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

      "Agreement" shall mean this Third Amended and Restated Loan and Security Agreement, as the same may be further amended, restated, supplemented or otherwise modified from time to time.

      "Amortization Date" shall mean, collectively, each March 31, June 30, September 30 and December 31, commencing on June 30, 1998 and continuing to and including March 31, 2002.

      "Applicable Law" shall mean all provisions of statutes, rules, regulations and orders of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality or any court, in each case, whether of the United States or foreign, applicable to a Person, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

      "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978, as may be amended from time to time.

      "Base Lending Rate" shall mean an interest rate per annum, fluctuating daily, equal to the higher of (a) the rate announced by the Creditanstalt from time to time at its principal office in Greenwich, Connecticut, as its prime rate for domestic (United States) commercial loans in effect on such day; and
(b) the Federal Funds Rate in effect on such day plus one-half percent (1/2%). The Base Lending Rate is not necessarily intended to be the lowest rate of interest charged by the any Lender in connection with extensions of credit. Each change in the Base Lending Rate shall result in a corresponding change in the interest rate hereunder and such change shall be effective on the effective date of such change in the Base Lending Rate.

      "Base Rate Loan" shall mean a Loan bearing interest at a rate based on the Base Lending Rate.

      "Bill of Sale" shall mean that certain Bill of Sale and Assignment Agreement dated as of January 31, 1997 between the Borrower and the Parent, pursuant to which the Parent transferred to the Borrower substantially all of the Parent's assets and liabilities.

      "Borrower" shall mean Satellink Paging, LLC, a Georgia limited liability company.

      "Business Day" shall mean a day on which banks are not required or authorized to close in Greenwich, Connecticut or New York City, New York.

      "Capital Expenditures" shall mean, for any period, expenditures (including the aggregate amount of Capital Lease obligations incurred during such period) incurred (or assumed) by Borrower to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period, computed for Borrower in accordance with GAAP.

      "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for the purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP (including such Statement No. 13).

      "Capital Stock" shall mean, as to any Person, any and all shares, interests, warrants, participations or other equivalents (however designated) of corporate stock of such Person.

      "Cash Flow" shall mean, for any period for which the same is computed, determined on a consolidated basis for any Person, the sum of (a) Net Income for such period plus (b) Interest Expense for such period plus (c) depreciation and amortization for financial reporting purposes for such period; plus (d) income tax expense for such period, computed in each case in accordance with GAAP.

      "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder from time to time.

      "Collateral" shall mean the property of Obligors described in Section 4.1, or any part thereof, as the context shall require, in which Agent has, or is to have, a security interest pursuant thereto, as security for payment of the Obligations.

      "Collateral Assignment Agreements" shall mean, collectively, (a) the Second Amended and Restated Collateral Assignment and Agreement, of even date herewith, by and between Parent and Agent, and (b) the Amended and Restated Collateral Assignment and Agreement dated as of the date hereof by and between the Borrower and the Agent, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

      "Commitment" shall mean the aggregate obligation of the Lenders to make Revolving Credit Loans to Borrower, subject to the terms and conditions hereof, up to an aggregate principal amount not to exceed at any one time outstanding for all the Lenders Seventeen Million Dollars ($17,000,000).

      "Commitment Fee" shall mean that amount due and payable to the Lenders from Borrower pursuant to and in the amount specified in Section 3.5 hereof.

      "Commitment Percentage" shall mean, as to each Lender, that amount, expressed as a percentage, equal to the ratio of the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Commitment" to the aggregate amount of the Commitment; provided that the Commitment Percentage of each Lender shall be increased or decreased, as appropriate, to reflect any assignments made by such Lender pursuant to Section 13.3(c) hereof.

      "Compliance Certificate" shall have the meaning given to such term in
Section 6.2(e).

      "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 3.4 hereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period.

      "Convert," "Conversion" and "Converted" shall refer to a conversion pursuant to Section 3.4 hereof of a Base Rate Loan into a Eurodollar Loan or of a Eurodollar Loan into a Base Rate Loan.

      "CUE" shall mean CUE Paging Corporation, a Delaware corporation.

      "Default" shall mean the occurrence of any event or condition which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

      "Default Rate" shall mean (a) with respect to any Eurodollar Loan or portion thereof, an interest rate per annum equal to two percent (2%) above the interest rate set forth for such Loan in Section 3.1(a) al hereof or (b) with respect to any portion of the Obligations other than Eurodollar Loans, two percent (2%) above the rate set forth in Section 3.l(a)(ii) hereof.

      "Direct Link" shall mean Direct Link communications, L.L.C., a limited liability company organized under the laws of Georgia.

      "Distribution Agreement" shall mean, collectively, (a) the Distribution Agreement, dated as of April 2, 1990, by and between Parent and CUE, as heretofore amended, and (b) the Regional Affiliate Agreement, dated August 20, 1990, by and between CR, Inc. (Communications Resources), a Texas corporation ("Seller") and CUE, as amended prior to the Effective Date, and assigned, with the consent of CUE, by Seller to Parent.

      "Effective Date" shall mean the date that this Agreement has been signed by the Obligors, the Lenders and the Agent and the conditions precedent set forth in Section 11.1 have been satisfied or waived by the Lenders in writing.

      "Environmental Laws" shall mean all federal, state, local and foreign laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of any Hazardous Substance into the environment (including without limitation ambient air, surface water, ground water or land), or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Substances and any and all regulations, codes, standards, plans, orders, decrees, writs, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder.

      "Equipment" shall mean, as to either Obligor, all of such Obligor's equipment, and leasehold improvements, whether now existing or hereafter acquired or arising or in which such Obligor now has or hereafter acquires any rights, including, without limitation, all furniture, machinery, and vehicles, together with any and all accessories, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules and regulations from time to time issued or promulgated thereunder.

      "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which, together with Borrower, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

      "Eurodollar Loan" shall mean that portion of a Loan bearing interest at a rate based on the Quoted Rate.

      "Event of Default" shall mean any of the events or conditions described in
Article 9 hereof.

      "Excess Cash Flow" shall mean, for any period, Cash Flow for the Parent and its consolidated Subsidiaries for such period less the sum of (a) all principal payments on the Term Notes made by Borrower, plus (b) Parent's consolidated Interest Expense, plus (c) all taxes paid by Parent and its Subsidiaries to any Federal, state or local government authority, plus (d) Capital Expenditures, plus (e) any amount paid by Parent as dividends to holders of its Preferred Stock, in each case, for the period for which Excess Cash Flow is being calculated.

      "FCC" shall mean the Federal Communications Commission, or any successor agency or entity performing substantially the same functions.

      "Federal Funds Rate" shall mean, for any day, the overnight federal funds rate in New York City, New York, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) in the Federal Reserve Statistical Release H.15 (519) or any successor publication, or if such rate is not so published for any day which is a New York Business Day, the average of the quotations for such day on overnight federal funds transactions in New York City received by the Agent from three federal funds brokers of recognized standing selected by the Agent.

      "FM Station Agreements" shall mean those agreements set forth on Schedule
1.1 attached hereto, together with each of the other lease arrangements for use of broadcast channel entered into after the date hereof, whether in the form of Exhibit D or otherwise.

      "GAAP" shall mean generally accepted accounting principles consistently applied and maintained throughout the period indicated and consistent with the prior financial practice of Parent and the Borrower, as reflected in the financial information referred to in Section 5.11 hereof.

      "General Intangibles" shall mean, as to either Obligor, all of such Obligor's general intangibles, whether now existing or acquired or arising or in which such Obligor now has or hereafter acquires any rights, including, without limitation, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, service marks, trademarks, trade names, trade secrets, good will, copyrights, registrations, licenses, franchises, customer lists, agency and other contracts, (including, without limitation, the FM Station Agreements, the Lease Agreements and the Collateral Assignment Agreement) tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to such Obligor to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification, any membership interests or other ownership interests in any other Person, and all other intangible property of every kind and nature (other than Accounts).

      "Guarantee" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the Capital Stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

      "Guaranteed Obligations" shall have the meaning given to such term in the Guaranty.

      "Guaranty" shall mean that certain Amended and Restated Guaranty and Agreement dated as of the date hereof and executed by the Parent in favor of the Lenders and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

      "Hazardous Substances" shall mean any pollutant, contaminant, hazardous, toxic or dangerous waste, substance or material, or any other substance or material regulated or controlled pursuant to any Environmental Law, including, without limiting the generality of the foregoing, asbestos, PCBS, petroleum products (including crude oil, natural gas, natural gas liquids, liquefied natural gas or synthetic gas) or any other substance defined as a "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "hazardous material," "hazardous chemical," "hazardous waste," "regulated substance," "toxic chemical," `toxic substance" or other similar term in any Environmental Law.

      "Indebtedness" shall mean, as applied to any Person at any time, (a) all indebtedness, obligations or other liabilities of such Person (i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, and any accrued interest, fees and charges relating thereto; (ii) under profit payment agreements or similar agreements; (iii) with respect to letters of credit issued for such Person's account; (iv) to pay the deferred purchase price of property or services, except unsecured accounts payable and accrued expenses arising in the ordinary course of business which are less than 60 days past due; or (v) Capital Lease Obligations; (b) all indebtedness, obligations or other liabilities of such Person or others secured by a Lien on any property of such Person, whether or not such indebtedness, obligations or liabilities are assumed by such Person, all as of such time; (c) all indebtedness, obligations or other liabilities of such Person in respect of any foreign exchange contract or Interest Hedge Agreement, net of liabilities owed to such Person by the counterparties thereon; (d) all Capital Stock of such Person subject (upon the occurrence of any contingency or otherwise) to mandatory redemption prior to the first anniversary of the Maturity Date (but excluding, in the case of the Parent, the Series A Preferred Stock and the Series C Preferred Stock); and (e) indebtedness of others Guaranteed by such Person.

      "Interest Coverage Ratio" shall mean, for any fiscal quarter of Parent and its consolidated Subsidiaries for which the same is computed, the ratio of (a) Cash Flow for such fiscal quarter to (b) Interest Expense for such fiscal quarter, in each case calculated in accordance with GAAP.

      "Interest Expense" shall mean, for any period, total interest expense, whether paid, accrued or capitalized (including the interest component of Capital Lease obligations), of the Parent and its consolidated Subsidiaries, including, but not limited to, all origination and other fees and the net amount payable under any interest rate swap, cap or collar or similar agreement between Parent or any of its Subsidiaries and any Person, all as calculated in accordance with GAAP but excluding any and all original issue discounts.

      "Interest Hedge Agreement" shall mean, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

      "Interest Period" shall mean, in connection with any Eurodollar Loan, the period beginning on the date such Eurodollar Loan is made, Continued or Converted and continuing for one (1), two (2), three (3) or six (6) months as selected by Borrower in its Notice of Borrowing or Conversion/Continuation. Notwithstanding the foregoing, however, (a) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; and (b) any applicable Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (a) above) end on the last day of such calendar month.

      "Inventory" shall mean, as to either Obligor, all of such Obligor's inventory, whether now existing or acquired or arising or in which such Obligor now has or hereafter acquires any rights, including, without limitation, any and all goods, merchandise and other personal property, wheresoever located and whether or not in transit, which is or may at any time be held for sale or lease or to be furnished under any contract of service or held as raw materials, work in process, finished goods or materials, and supplies of any kind, nature or description used or consumed in such Obligor's business, including, without limitation, all such property, the sale or other disposition of which has given rise to an Account and which may have been returned to or repossessed or stopped in transit by such Obligor.

      "Investment Property" shall mean, as to either Obligor, all "investment property" of such Obligor, as such term is defined in Section 9-115 of the Uniform Commercial Code, as promulgated by the Permanent Editorial Board for the Uniform Commercial Code, whether now owned or existing or hereafter acquired or arising, and, in any event, shall include all of the following: (a) all securities of such Obligor, whether certificated or uncertificated; (b) any share, participation or other interest in another Person or in property or in an enterprise of such other Person held directly or indirectly by such Obligor which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment; (c) all commodity futures contracts of such Obligor, options on any commodity futures contract held by such Obligor, all commodity options or other contracts of such Obligor that are traded on, or subject to the rules of, a board of trade that has been designated as a contract market for such contracts pursuant to the federal commodities laws or which are traded on one or more foreign commodity boards of trade, exchanges, or markets and are carried on the books of registered futures commodity merchant or on the books of a Person providing clearance or settlement services for a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws; (d) any of the foregoing held, directly or indirectly, in the name of any other Person to the extent such other Person has expressly agreed to treat such Obligor as the Person entitled to exercise the rights comprising the foregoing; and (e) all right, title and interest of such Obligor in any account to which any of the foregoing have been credited.

      "Lease Agreements" shall mean, collectively, those agreements set forth on
Schedule 1.2 attached hereto.

      "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

      "LLC Pledge Agreement" shall mean the Amended and Restated Limited Liability Company Membership Interest Pledge Agreement, in form and substance satisfactory to the Agent, executed by Parent and pursuant to which Parent pledges all of the ownership interest of the Borrower to the Agent to secure the performance and satisfaction of the Guaranteed Obligations, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

      "Loan" shall mean either a Revolving Credit Loan or a Term Loan, and "Loans" shall mean, collectively, all Revolving Credit Loans and the Term Loans.

      "Loan Documents" shall mean this Agreement, the Notes, the Security Documents, the documents executed by Borrower, Parent or any other Person pursuant to Section 11.1 hereof, any financing statements covering portions of the Collateral or any other collateral securing any of the Obligations and any and all other instruments, documents, and agreements now or hereafter executed and/or delivered by Borrower, its Affiliates or any other Person in connection herewith, or any one, more, or all of the foregoing, as the context shall require, and "Loan Document" shall mean any one of the Loan Documents.

      "Loans/Cash Flow Ratio" shall mean, for any fiscal quarter of the Parent and its consolidated Subsidiaries, the ratio of (a) the outstanding principal balance of all Loans as of the end of such quarter to (b) four (4) times the Cash Flow for such quarter, calculated on a pro forma basis as if any acquisition made by the Parent or any Subsidiary of the Parent during such fiscal quarter had been made on the first day of such fiscal quarter.

      "Majority Lenders" shall mean, subject to the terms of the last paragraph of Section 13.8 hereof, Lenders holding at least sixty-seven percent (67%) of the aggregate outstanding principal amount of the Loans or, if no Loans are outstanding at such time, Lenders holding at least sixty-seven percent (67%) of the Commitment.

      "Material Adverse Effect" shall mean any event or condition which, alone or when taken with other events or conditions occurring or existing concurrently therewith (a) has or is reasonably expected to have a material adverse effect on the business, operations, condition (financial or otherwise), assets, liabilities, properties or prospects of either Obligor, or the industry in which either Obligor operates; (b) has or is reasonably expected to have any material adverse effect whatsoever on the validity or enforceability of this Agreement or any Loan Document; (c) materially impairs or is reasonably expected to materially impair the ability of Borrower to pay and perform the Obligations or the ability of Parent to pay and perform the Guaranteed Obligations; (d) materially impairs or is reasonably expected to materially impair the ability of the Lenders and the Agent to enforce their respective rights and remedies under this Agreement and the Loan Documents; or (e) has or is reasonably expected to have any material adverse effect on the Collateral, the Lien of the Agent in the Collateral or the priority of such Lien.

      "Maturity Date" shall mean March 31, 2002.

      "MPPAA" shall mean the Multiemployer Pension Plan Amendments Act of 1980, amending Title V of ERISA.

      "Multiemployer Plan" shall have the same meaning as set forth in Section 4001(a)(3) of ERISA.

      "Nations Link" shall mean Nations Link Ltd., a limited partnership organized under the laws of the State of Texas.

      "Net Income" shall mean, for any period and for any Person, the income (or loss) of such Person for the period in question, after deducting therefrom all operating expenses, provisions for all taxes and reserves and all other proper deductions, all determined in accordance with GAAP.

      "Net Worth" shall mean, with respect to the Parent and its consolidated Subsidiaries, at any time, the excess of total assets over Total Liabilities, excluding, however, from the definition of assets the amount of (a) any write-up in the book value of any asset resulting from a revaluation thereof subsequent to the later to occur of (i) the Effective Date and (ii) the date any such Person acquired such asset; (b) treasury stock; (c) receivables from Affiliates; and (d) unamortized debt discount, all determined in accordance with GAAP on a consolidated basis for the Parent and its Subsidiaries.

      "Notes" shall mean, collectively, the Revolving Credit Note and the Term Notes.

      "Notice of Borrowing or Conversion/Continuation" shall have the meaning given to such term in Section 2.12(a) hereof.

      "Obligations" shall mean the Loans and any and all other indebtedness, liabilities and obligations of Borrower to the Lenders and the Agent of every kind and nature (including, without limitation, interest, charges, expenses, attorneys' fees and other sums chargeable to Borrower by the Lenders and the Agent and future advances made to or for the benefit of Borrower), arising under this Agreement or under any of the other Loan Documents, or acquired by any Lender or the Agent from any other source, whether arising by reason of an extension of credit, opening of a letter of credit, loan, lease, credit card arrangement, guaranty, indemnification or in any other manner, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter acquired.

      "Original Revolving Credit Loans" shall have the meaning given to such term in Section 2.1(b).

      "Original Term Loans" shall have the meaning given such term in Section
2.2 hereof.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation established under ERISA, or any successor agency or Person performing substantially the same functions.

      "Permitted Investments" shall have the meaning given to such term in
Section 7.5.

      "Permitted Liens" shall mean: (a) those Liens existing on the date hereof described on Schedule 1.3 attached hereto; (b) Liens in favor of the Agent; (c) Liens arising out of legal proceedings, so long as such proceedings are being contested in good faith by appropriate proceedings diligently conducted and so long as execution is stayed on all judgments resulting from any such proceedings; (d) Liens arising with respect to Capital Lease Obligations to the extent permitted under Section 7.2, provided such Liens attach only to the property subject to the lease under which such Capital Lease Obligations arise and the amounts of such Capital Lease Obligations does not exceed 100% of the fair market value of such property; and (e) Liens for (i) property taxes not delinquent, (ii) taxes not yet subject to penalties, (iii) pledges or deposits made under Workmen's Compensation, Unemployment Insurance, Social Security and similar legislation, or in connection with appeal or surety bonds incident to litigation, or to secure statutory obligations, and (iv) mechanics' and materialmen's Liens with respect to liabilities which are not yet due or which are being contested in good faith.

      "Person" shall mean and include any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, institution, entity, party or government (whether national, federal, state, county, city, municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

      "Plan" shall mean any employee benefit plan, program, arrangement, practice or contract, maintained by or on behalf of either Obligor or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including, but not limited to, the following types of plans:

      (i) Executive Arrangements - any bonus, incentive compensation, stock option, deferred compensation, commission, severance, "golden parachute," "rabbi trust," or other executive compensation plan, program, contract, arrangement or practice ("Executive Arrangements");

      (ii) ERISA Plans - any "employee benefit plan", except any Multiemployer Plan, as defined in Section 3(3) of ERISA, whether maintained by or for a single employee or by or for multiple employees, including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits ("ERISA Plans");

      (iii) other Employee Fringe Benefits - any stock purchase, vacation, scholarship, day care, prepaid legal services, severance pay or other fringe benefit plan, program, arrangement, contract or practice ("Fringe Benefit Plans") and

      (iv) Multiemployer Plan - any Multiemployer Plan.

      "Preferred Stock" shall mean, collectively, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

      "Quoted Rate" shall mean, when used with respect to an Interest Period for a Eurodollar Loan, the quotient of (i) the offered rate quoted by Creditanstalt in the interbank Eurodollar market in New York City, New York or London, England on or about 10:00 p.m. (New York or London time, as the case may be) two Business Days prior to such Interest Period for U.S. dollar deposits of an aggregate amount comparable to the principal amount of the Eurodollar Loan to which the Quoted Rate is to be applicable and for a period comparable to such Interest Period, divided by (ii) one minus the Reserve Percentage. For purposes of this definition, (a) "Reserve Percentage" shall mean with respect to any Interest Period, the percentage which is in effect on the first day of such Interest Period under Regulation D as the maximum reserve requirement for member banks of the Federal Reserve System in New York City with deposits comparable in amount to those of Creditanstalt against Eurocurrency Liabilities and (b) "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D, as in effect from time to time. The Quoted Rate for the applicable period shall be adjusted automatically on and as of the effective date of any change in the applicable Reserve Percentage.

      "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as it may be amended from time to time.

      "Reportable Event" shall have the meaning set forth in Section 4043 of ERISA.

      "Revolving Credit Loans" shall have the meaning given to such term in
Section 2.1 hereof.

      "Revolving Credit Note" shall have the meaning given to such term in
Section 2.1 hereof.

      "Security Documents" shall mean, collectively, (i) the Collateral Assignments and Agreements, (ii) the LLC Pledge Agreement, and (v) each of the other security documents executed in connection with this Agreement from time to time, and "Security Document" shall mean any one of the foregoing.

      "Senior Debt" shall mean, at any time, the aggregate principal amount of all Indebtedness of Parent and its consolidated Subsidiaries (including, but not limited to, the Loans) which has not been subordinated in right of payment to the Obligations on terms and conditions satisfactory to the Lenders and the Agent, excluding, however, any Indebtedness in respect of the Borrower's Preferred Stock.

      "Senior Debt/Cash Flow Ratio" shall mean, for any fiscal quarter or other three-month period of the Parent and its consolidated Subsidiaries, the ratio of
(a) Senior Debt as of the end
of such quarter or period to (b) four (4) times the Cash Flow for the such quarter or period, calculated on a pro forma basis as if any acquisition made by the Parent or any Subsidiary of the Parent during such fiscal quarter or period had been made on the first day of such fiscal quarter or period.

      "Series A Preferred Stock" shall mean the Series A Cumulative Convertible Preferred Stock of Parent, $.01 par value per share.

      "Series B Preferred Stock" shall mean the Series B Preferred Stock of Parent, $.01 par value per share.

      "Series C Preferred Stock" shall mean the Series C Convertible Preferred Stock of the Parent, $.01 par value per share.

      "Solvent" shall mean, as to any Person, that such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and (b) is able to pay its debts as they mature.

      "Subordinated Debt" shall mean Indebtedness of either Obligor which has been subordinated to the Guaranteed Obligations on terms and conditions satisfactory to the Lenders and the Agent.

      "Subsidiary" shall mean, as to any Person, any other Person, of which more than fifty percent (50%) of the outstanding shares of Capital Stock or other ownership interest having ordinary voting power to elect a majority of the board of directors of such corporation or similar governing body of such other Person (irrespective of whether or not at the time stock or other ownership interests of any other class or classes of such other Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or by one or more Subsidiaries of such Person.

      "Term Loan" shall have the meaning given to such term in Section 2.2 hereof

      "Term Note" shall have the meaning given to such term in Section 2.2 hereof.

      "Termination Date" shall mean the earliest of (a) the Maturity Date; (b) the date the Commitment is reduced to zero pursuant to Section 2.10 hereof; and
(c) the date the Commitment is terminated pursuant to Section 10.2 hereof.

      "Total Debt/Cash Flow Ratio" shall mean, for any fiscal quarter or other three-month period of the Parent and its consolidated Subsidiaries, the ratio of
(a) Indebtedness as of the end of such quarter or period to (b) four (4) times the Cash Flow for the such quarter or period, calculated on a pro forma basis as if any acquisition made by the Parent or any Subsidiary of the Parent during such fiscal quarter or period had been made on the first day of such fiscal quarter or period.

      "Total Liabilities" shall mean, with respect to the Parent and its consolidated Subsidiaries, all obligations, Indebtedness or other liabilities of any kind or nature, fixed or contingent, due or not due, which, in accordance with GAAP, would be classified as a liability on the consolidated balance sheet of such Person, together with any obligation, indebtedness or other liability of any kind or nature, fixed or contingent, due or not due, which, in accordance with GAAP, would be classified as a liability on the balance sheet of the any Person other than the Parent and its consolidated Subsidiaries and which has been guaranteed by such the Parent and its consolidated Subsidiaries.

      "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

      1.2 Use of Defined Terms. All terms defined in this Agreement and the Exhibits hereto shall have the same defined meanings when used in any other Loan Document, unless the context shall require otherwise.

      1.3 Accounting Terms; Calculations. All accounting terms not specifically defined herein shall have the meanings generally attributed to such terms under GAAP. Calculations hereunder shall be made and financial data required hereby shall be prepared, both as to classification of items and as to amounts, in accordance with GAAP, consistently applied (except as otherwise specifically required herein).

      1.4 Other Terms. All other terms used in this Agreement which are not specifically defined herein but which are defined in the UCC shall have the meanings set forth therein.

      1.5 Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses, Exhibits or Schedules shall refer to the corresponding Article, Section, Subsection, paragraph, clause, subclause of, Exhibit or Schedule attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions of, Exhibits or Schedules to, another document or instrument. All references to any instrument, document or agreement shall, unless the context otherwise requires, refer to such instrument, document or agreement as the same may be, from time to time, amended, modified, supplemented, renewed, extended, replaced or restated.

      1.6 Exhibits. All Exhibits and Schedules attached hereto are by reference made a part hereof.

                                  2. THE LOANS

      2.1 Revolving Credit Loans. (a) Subject to the terms and conditions hereof and provided that there exists no Default or Event of Default, each, of the Lenders, severally but not jointly, agrees to make revolving loans (the "Revolving Credit Loans") as requested by

Borrower in accordance with the provisions of Section 2.3 hereof, to Borrower from time to time on and after the date hereof and up to, but not including, the Termination Date in an aggregate amount not to exceed at any one time outstanding an amount equal to such Lender's Commitment Percentage of the Commitment, provided, however, that no Lender shall be required to make any Revolving Credit Loan if, after giving effect to the making of such Loan, the Senior Debt/Cash Flow Ratio during the period in which such Loan would be made shall be greater than the applicable maximum ratio permitted under Section 8.3 hereof. The Revolving Credit Loans made by each Lender shall be evidenced by a promissory note, substantially in the form of Exhibit A attached hereto, payable to such Lender in the principal face amount of such Lender's Commitment (each such promissory note, together with any and all amendments, modifications and supplements thereto, and any renewals, replacements or extensions thereof, in whole or in part, a "Revolving Credit Note"). Prior to the Termination Date, Revolving Credit Loans may be borrowed, repaid and reborrowed in accordance with the terms hereof. All Revolving Credit Loans shall become due and payable in full on the Termination Date.

      (b) Prior to the Effective Date, certain of the Lenders from time to time made certain revolving credit loans to the Parent (which loans were subsequently assigned to, and assumed by, the Borrower) and to the Borrower (collectively, the "Original Revolving Credit Loans"). This Agreement shall not constitute a novation of the Original Revolving Credit Loans; any such Original Revolving Credit Loans outstanding shall for all purposes constitute Revolving Credit Loans under this Agreement.

      2.2 Term Loans.

            (a) Prior to the Effective Date, certain of the Lenders had made certain term loans to the Parent (which term loans subsequently were assigned to, and assumed by, the Borrower) and to the Borrower, in an aggregate principal amount of Eight Million Dollars ($8,000,000), the outstanding principal balance of which, as of the date hereof, is $8,000,000 (collectively, the "Original Term Loans"). This Agreement shall not constitute a novation of the Original Term Loans; any such Original Term Loans outstanding shall for all purposes constitute Term Loans under this Agreement, but shall be deemed funded by the applicable Lender in accordance with Section 2.3(c) hereof on the Effective Date (each a "Term Loan" and collectively, the "Term Loans"). The Term Loans, shall be evidenced by one or more promissory notes, substantially in the form of Exhibit B attached hereto (each such promissory note, together with any and all amendments, modifications and supplements thereto, and any renewals, replacements or extensions thereof, in whole or in part, the "Term Note"), and shall be payable to the Lenders in the respective principal amounts set forth on
Schedule I attached hereto.

            (b) The aggregate principal amount of the Term Loans shall be repayable in sixteen (16) quarterly installments of principal, payable on each Amortization Date commencing on June 30, 1998, with the first eight such principal installments each being in the amount of $400,000; the ninth through twelfth such installments each being in the amount of $500,000; the thirteenth through fifteenth such installments each being in the amount of $700,000; and the sixteenth and final such installment being be in an amount equal to the outstanding principal balance of such Term Loan, payable on the Maturity Date.

      2.3 Borrowing Procedures.

            (a) Borrower shall give the Agent notice of each request for a Loan hereunder in accordance with Section 2.12 hereof. The Agent shall promptly notify each Lender of any Notice of Borrowing received hereunder. Not later than 1:00 p.m. (Greenwich, Connecticut time) on the date specified for each borrowing hereunder, each Lender shall make available to the Agent the amount of the Loan to be made by such Lender in accordance with such Lender's Commitment Percentage, in immediately available funds at an account with Creditanstalt designated by the Agent. The Agent shall, subject to the terms and conditions of this Agreement, not later than 2:00 p.m. (Greenwich, Connecticut time) on the Business Day specified for such borrowing, make such amount available to Borrower in same day funds in Greenwich, Connecticut.

            (b) Unless the Agent shall have been notified by any Lender at least one Business Day prior to the date on which any Eurodollar Loan is to be made to Borrower and not later than 11:00 am. (Greenwich, Connecticut time) on the date any Base Rate Loan is to be made, that such Lender does not intend to make available to the Agent such Lender's Commitment Percentage of such Loan, the Agent may assume that such Lender has made such amount available to the Agent on the date of such Loan and the Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender, which demand shall be made in a reasonably prompt manner. If such Lender does not pay such a corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify Borrower and Borrower shall pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from such Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to Borrower to the date such corresponding amount as recovered by the Agent at a rate per annum equal to the Federal Funds Rate, for the first two Business Days, and then thereafter at the rate per annum then in effect with respect to Base Rate Loans. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment Percentage of the Commitment hereunder or to prejudice any rights which the Agent or Borrower may have against any Lender as a result of any Default by such Lender hereunder.

            (c) Borrower agrees that, on the Effective Date, it shall borrow Loans from the Lenders who are not party to the Second Restated Loan Agreement and repay Loans of the other Lenders such that, after giving effect thereto, the Loans (including, without limitation, the principal amounts, types and (if applicable) Interest Periods thereof) shall be held by the Lenders ratably in accordance with their Commitment Percentage by reference to the principal amounts of the Loans. Borrower shall not incur any fees or costs pursuant to
Section 2.10 or Section 3.8 in connection with such deemed borrowing.

      2.4 Loan Account; Statements of Account. The Agent will maintain one or more loan accounts for Borrower to which the Agent will charge all amounts advanced to or for the benefit of Borrower hereunder or under any of the other Loan Documents and to which the Agent will credit all amounts collected under each such credit facility from or on behalf of the Borrower. The Agent will account to Borrower periodically with a statement of charges and payments made pursuant to this Agreement, and each such account statement shall be deemed final, binding and conclusive unless the Agent is notified by Borrower in writing to the contrary within thirty (30) days of the date of each account statement. Any such notice shall only be deemed an objection to those items specifically objected to therein. The unpaid principal amount of the Loans, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount and the accrued and unpaid fees, premiums and other amounts due hereunder shall at all times be ascertained from the records of the Agent and such records shall constitute prima facie evidence of the amounts so due and payable.

      2.5 Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used (a) for acquisitions expressly permitted under Section 7.5 hereof or acquisitions otherwise expressly consented to in writing by the Agent and the Majority Lenders, and (b) to provide for the general working capital needs of Borrower. No portion of the proceeds of any Loan may be used by the Borrower in any manner which would cause such Loan or the application of the proceeds thereof to violate any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

      2.6 Several Obligations of the Lenders; Remedies Independent. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make any Loan to be made by it on such date, but neither any Lender nor the Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender. The amounts payable by the Borrower at any time hereunder and under the Notes to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and its Note, and it shall not be necessary for any other Lender or the Agent to consent to, or be joined as an additional party in, any proceeding for such purposes.

      2.7 Termination. This Agreement shall terminate upon the later to occur of
(a) the Termination Date, or (b) the repayment and satisfaction of all Obligations.

      2.8 Payments. Each payment by Borrower pursuant to this Agreement or any of the Notes shall be made prior to 1:00 p.m. (Greenwich, Connecticut time) on the date due and shall be made without set-off or counterclaim to the Agent at such account or at such other place or places as the Agent may designate from time to time in writing to Borrower and in such amounts as may be necessary in order that all such payments (after withholding for or on account of any present or future taxes, levies, imposts, duties or other similar charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax on or measured by the net income of the Agent or any Lender, as applicable, pursuant to the income tax laws of the jurisdiction where the Agent's, or such Lender's, as applicable, principal or lending office is located) shall not be less than the amounts otherwise specified to be paid under this Agreement and the Notes. Except as otherwise set forth herein or in the Notes, the principal amount of each such payment shall be an integral multiple of $100,000. Each such payment shall be in lawful currency of the United States of America and in immediately available funds. If the due date of any payment hereunder or under any of the Notes would otherwise fall on a day which is not a Business Day, then such payment shall be due on the next succeeding Business Day and interest shall be payable on the principal amount of such payment for the period of such extension. The Agent shall remit to each Lender such Lender's share of any payment received by the Agent from the Borrower on the date received if any such payment is received prior to 1:00 p.m.; otherwise the Agent will remit such payment to such Lender on the next succeeding Business Day. If the Agent has not received any payment due hereunder by the close of business on the date such payment is due, Borrower authorizes the Lenders, at their option, to charge such payment as a Revolving Credit Loan. If the Agent does not remit to any Lender the amount due to such Lender within the time period provided above, the Agent shall remit such amount to such Lender on demand and such Lender shall be entitled to recover from the Agent interest on such amount in respect of each day from the date such amount was due until the date remitted to such Lender at a rate per annum equal to the Federal Funds Rate, for the first two (2) Business Days, and then thereafter at the rate per annum then in effect with respect to Base Rate Loans.

      2.9 Prorata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Lenders under Section 2.1 and the deemed borrowings under Section 2.2 hereof shall be made from the Lenders and each payment of Commitment Fee under Section 3.5 hereof shall be made to the Agent for the account of the Lenders, prorata according to the unused amounts of their respective Commitment Percentage of the Commitment; (b) each termination or reduction of the amount of the Commitment under Section 2.10 hereof shall be applied to the Lenders, prorata according to their Commitment Percentage of the Commitment; (c) the making, Conversion and Continuation of Loans of a particular type shall be made prorata among the relevant Lenders according to their Commitment Percentage of the Commitment and the then current Interest Period for each Eurodollar Loan shall be coterminous; (d) each payment or prepayment of principal of Loans by Borrower shall be made for the account of relevant Lenders prorata in accordance with their Commitment Percentages; provided that if immediately prior to giving effect to any such payment in respect of any Loans the outstanding principal amount of the Loans shall not be held by the Lenders prorata in accordance with their Commitment Percentage in effect at the time such Loans were made (by reason of a failure of a Lender to make a Loan hereunder in the circumstances described in the last paragraph of Section 13.8 hereof), then such payment shall be applied to the Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Lenders prorata in accordance with their respective Commitment Percentages; and (e) each payment of interest on Loans by Borrower shall be made for account of the Lenders prorata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

      2.10 Prepayment; Commitment Reduction.

            (a) Upon written notice to the Agent in accordance with Section 2.12(a) hereof, Borrower may, at its option, reduce the Commitment, in whole or in part, on the date specified in such notice, by paying to the Agent for the benefit of the Lenders the accrued amount of the Commitment Fee applicable to the amount of Commitment reduction, and, if such reduction occurs prior to January 31, 1999, a premium equal to one percent (1%) of the amount by which the Commitment is reduced. In no event may Borrower reduce the Commitment below the aggregate principal amount of Revolving Credit Loans outstanding thereunder.

            (b) Upon written notice to the Agent in accordance with Section 2.12(a) hereof, Borrower may, at its option, prepay the Term Loan, in whole or in part, on the date specified in such notice, by paying to Agent for the benefit of the Lenders the amount of such prepayment, and, if such prepayment occurs prior to January 31, 1999, a premium equal to one percent (1%) of the amount of such repayment.

            (c) The Commitment shall be automatically reduced to zero on the Maturity Date.

            (d) The Commitment, once terminated or reduced, may not be reinstated.

            (e) All prepayments of the Term Loan shall be applied to the principal installments thereof in the inverse order of their maturities.

            (f) Borrower may not prepay any Loan which is a Eurodollar Loan prior to the last day of the Interest Period applicable to such Eurodollar Loan unless Borrower pays to the Agent, for the benefit of the Lenders, concurrently with such prepayment, all amounts payable to the Lenders pursuant to Section 3.8 hereof.

            (g) Notwithstanding the terms of Section 2.10(a) and Section 2.10(b) hereof, Borrower may, without premium or penalty, in whole or part, reduce the Commitment as a result of, or prepay the Term Loan, in whole or in part, from the proceeds of, a sale of Capital Stock of Borrower other than Capital Stock constituting Indebtedness.

      2.11 Sharing of Payments, Etc.

            (a) Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it for account of Borrower at any of its offices, in dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or any other amount payable to such Lender hereunder, that is not paid when due, after giving effect to any applicable grace periods (regardless of whether such balances are then due to Borrower), in which case it shall promptly notify Borrower and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

            (b) If any Lender shall obtain from Borrower payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Agent as provided herein), and, as a result of such payment, such Lender shall have received more than its Commitment Percentage of the principal of or interest on the Loans or such other amounts then due hereunder by Borrower, it shall promptly notify the Agent of such payment and promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) prorata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Lenders, provided that if at the time of such payment the outstanding principal amount of the Loans shall not be held by the Lenders prorata in accordance with their respective Commitment Percentages in effect at the time such Loans were made (by reason of a failure of a Lender to make a Loan hereunder in the circumstances described in the last paragraph of Section 13.8 hereof), then such purchases of participations and/or direct interests shall be made in such manner as will result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Lenders prorata according to each Lender's Commitment Percentage. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

            (c) Borrower agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

            (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 2.11 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 2.11 to share in the benefits of any recovery on such secured claim.

      2.12 Certain Notices.

      (a) All notices given by Borrower to the Agent hereunder of terminations or reductions of the Commitment, or of borrowings, Conversions, Continuations or prepayments of Loans hereunder shall either be oral, with prompt written confirmation, which may be by telecopy, or in writing, with such written confirmation or writing, in the case of a borrowing or in the case of an Conversion or Continuation, to be substantially in the form of Exhibit C attached hereto (a "Notice of Borrowing or Conversion/Continuation"); shall be irrevocable; shall be effective only if received by Agent prior to 10:00 am. (New York time) on a Business Day which is: (i) at least fifteen (15) days prior to such termination or reduction of the Commitment; (ii) not later than the date such Loan is to be made as, Converted to or Continued as a Base Rate Loan; (iii) at least three (3) Business Days prior to the date such Loan is to be made as, Converted to or Continued as a Eurodollar Loan; (iv) at least five (5) days prior to any such prepayment, in the case of a prepayment of a Eurodollar Loan; or (v) not later than the date of any such prepayment, in the case of a prepayment of a Base Rate Loan. Each such notice to reduce the Commitment or to prepay the Loans shall specify the amount of the Commitment to be reduced or of the Loans to be prepaid and the date of such reduction or prepayment. Each Notice of Borrowing or Conversion/Continuation shall specify: (1) the amount of such borrowing Conversion or Continuation; (2) whether such Loan will be made, Converted or Continued as a Eurodollar Loan or as a Base Rate Loan; (3) the date such Loan is to be made, Converted or Continued (which shall be a Business Day and, if such notice is to Convert or Continue a Eurodollar Loan then outstanding, shall not be prior to the last day of the then current Interest Period for such outstanding Loan); and (4) if such Loan is a Eurodollar Loan, the duration of the Interest Period with respect thereto. If Borrower fails to specify the duration of the Interest Period for any Eurodollar Loan, Borrower shall instead be deemed to have requested that such Loan be made as, Converted to or Continued as a Base Rate Loan. Each request for a borrowing, Conversion or Continuation of a Loan or for any other financial accommodation by Borrower pursuant to this Agreement or the other Loan Documents shall constitute (x) an automatic warranty and representation by Borrower to the Agent and the Lenders that there does not then exist a Default or Event of Default or any event or condition which, with the making of such Loan, would constitute a Default or Event of Default and (y) an affirmation that as of the date of such request all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects, both before and after giving effect to the making, Conversion or Continuation of such Loan. If, on the last day of the Interest Period of any Eurodollar Loan hereunder, the Agent has not received a timely notice hereunder to Convert, Continue or prepay such Loan, Borrower shall be deemed to have submitted a notice to Convert such Loan to a Base Rate Loan.

      (b) Except for mandatory prepayments made pursuant to Section 7.12 hereof, each borrowing, Conversion and partial prepayment of principal of Loans shall be in a minimum principal amount of $100,000, shall be in an integral multiple of $100,000 in excess thereof, and if a Eurodollar Loan, shall be in a minimum principal amount of $100,000 (borrowings, Conversions or prepayments of or into Loans of different types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each type of Loan or Interest Period).

                              3. FEES AND INTEREST

      3.1 Interest.

      (a) Subject to modification pursuant to Subsection (b) below and Section
10.1 hereof, the average daily outstanding principal amount of the Loans and all other sums payable by Borrower hereunder shall bear interest, calculated on the basis of a 360-day year and actual days elapsed, from the date thereof until paid in full at the following rates:

            (i) the outstanding Principal amount of each Eurodollar Loan shall bear interest at a fixed rate of interest per annum equal to the Quoted Rate for the then-current Interest Period for such Loan plus four percent (4%); and

            (ii) the outstanding principal amount of each Base Rate Loan and all other sums payable by Borrower hereunder shall bear interest at a fluctuating rate per annum equal to the Base Lending Rate plus two percent (2%).

      (b) If no Default or Event of Default has occurred and is continuing and if, on the last date of any month of the Parent, the Senior Debt/Cash Flow Ratio for such month is less than or equal to 2.5 to 1.0 for the three month period then ended, then, subject to delivery by a senior financial officer of Parent of financial statements for that month as required pursuant to Section 6.2(a) hereof, together with a certificate of the chief executive officer or chief financial officer of Parent certifying as to the Senior Debt/Cash Flow Ratio, the rate of interest payable on the Loans shall be adjusted, from the date of the Agent's receipt of such financial statements and certificate until the date on which the next following monthly financial statements are required to be delivered to the Agent and the Lenders, such that the average daily outstanding principal amount of the Loans and all other sums payable by Borrower hereunder shall bear interest, calculated daily on the basis of a 360-day year and actual days elapsed, at the following rates:

            (i) the outstanding principal amount of each Eurodollar Loan shall bear interest at a fixed rate of interest per annum equal to the Quoted Rate for the then-current Interest Period for such Loan plus three and one-half percent (3-1/2%); and

            (ii) the outstanding principal amount of each Base Rate Loan and all other sums payable by Borrower hereunder shall bear interest at a fluctuating rate per annum equal to the Base Lending Rate plus one and one-half percent (1-1/2%).

If Borrower does not qualify for an adjustment in interest rates as set forth in clause (b) above for any given month or if no certificate and monthly financial statements are delivered by the required date, the-interest rates applicable hereunder shall be those set forth in Section 3.1(a) above.

      (c) The outstanding principal balance of any Loans or other Obligations which are not paid in full when due shall bear interest at the Default Rate.

      (d) Accrued interest shall be payable (i) in the case of Base Rate Loans, monthly on the first day of each month hereafter for the previous month, commencing July 1, 1997; (ii) in the case of a Eurodollar Loan, on the last day of each Interest Period; provided, however, that if any Interest Period in respect of a Eurodollar Loan is longer than three (3) months, such interest prior to maturity shall be paid on the last Business Day of each three (3) month interval within such Interest Period as well as on the last day of such Interest Period; (iii) in the case of any Loan, upon the payment or prepayment thereof;
(iv) in the case of any other sum payable hereunder as set forth elsewhere in this Agreement or, if not so set forth, on demand; and (v) in the case of interest payable at the Default Rate, on demand.

      3.2 Interest Period. The Interest Period for any Eurodollar Loan shall commence on the date such Loan is made, Converted or Continued as specified in the Notice of Borrowing or

Conversion/Continuation applicable thereto and shall continue for a period of one (1), two (2), three (3) or six (6) months, as specified in such notice for such Eurodollar Loan. If Borrower fails to specify the duration of the Interest Period for any Eurodollar Loan in the Notice of Borrowing or Conversion/Continuation applicable thereto, such Loan shall instead be made or Converted, as appropriate, as a Base Rate Loan.

      3.3 Limitations on Interest Periods and Loans. Borrower may not select any Interest Period for any Eurodollar Loan which extends beyond the Maturity Date or, in the case of the Term Loan, beyond any Amortization Date, unless, in the case of Interest Periods extending beyond an Amortization Date, after giving effect to such Interest Period, the aggregate outstanding principal amount of the Term Loan which consists of Eurodollar Loans having Interest Periods extending beyond such Amortization Date is not greater than the aggregate principal amount of the Term Loan scheduled to be outstanding immediately following such Amortization Date. Notwithstanding any other provision hereof to the contrary, Borrower shall not have, in the aggregate for all Loans outstanding, more than four (4) different Interest Periods at any given time during the term of this Agreement (for which purpose (x) Interest Periods for Revolving Credit Loans shall be deemed different from Interest Periods for the Term Loan, even if they are otherwise identical and (y) Base Rate Loans shall be counted as an Interest Period).

      3.4 Conversions and Continuations. So long as there then exists no Default or Event of Default hereunder, Borrower shall have the right, on any Business Day, from time to time, upon written notice in accordance with Section 2.12(a) hereof, to Convert Loans of one type to Loans of the other type and to Continue Loans of one type as Loans of the same type; provided that a Eurodollar Loan may not be Converted to a Base Rate Loan prior to the end of the Interest Period applicable thereto. Borrower agrees that, if it shall fail to repay any Loan or portion thereof when due (whether by acceleration or otherwise) and the Loan at such maturity is being maintained as a Eurodollar Loan, the Lenders, without limiting the rights of the Lenders hereunder or under the Notes evidencing such Loan, may at any time and from time to time after such due date Convert to another type of Loan or Continue such Loan as a Loan of the same type.

      3.5 Fees. Borrower shall pay to the Agent for the account of each Lender a commitment fee (the "Commitment Fee"), calculated on the basis of a 360-day year and actual days elapsed, equal to one-half of one percent (1/2 of 1 %) per annum of the average daily unused amount such Lender's Commitment Percentage of the Commitment, payable on the first day of each calendar quarter for the previous calendar quarter or portion thereof (commencing on July 1, 1997) and on the Termination Date.

      3.6 Illegality; Inability to Determine the Quoted Rate. Notwithstanding any other provision of this Agreement to the contrary, in the event that (a) it shall become unlawful for any Lender to obtain funds in the London interbank market or for such Lender to maintain a Eurodollar Loan; or (b) by reason of circumstances affecting the London interbank market, the Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Quoted Rate" herein are not being provided in the relevant amounts or for the relevant maturities for the purpose of determining rates of interest for a Eurodollar Loan, then such Lender or the Agent, as the case may be, shall promptly notify Borrower thereof whereupon (i) the right of Borrower to request any Eurodollar Loan shall thereupon terminate and (ii) Borrower shall, on the earlier of the date required by law or the last day of the then applicable Interest Period, either (A) pay each Eurodollar Loan then outstanding in full, or (B) Convert each Eurodollar Loan then outstanding to a Base Rate Loan.

      3.7 Increased Costs and Reduced Return.

      (a) If any event shall occur (whether in the form of a reserve requirement (not included in the definition of the Quoted Rate), exchange control regulations, governmental charges, compliance with any guideline or request from any central bank or other Governmental Authority, changes in the interbank eurodollar market or the position of any Lender in such market or otherwise) and the result of any such event is, in such Lender's reasonable judgment, to increase the costs which such Lender determines are attributable to its making or maintaining any Eurodollar Loan, or its obligation to make available any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender under this Agreement or either of such Lender's Notes with respect to any Eurodollar Loan, then, within ten (10) days after demand by such Lender, Borrower hereby agrees to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

      (b) In addition to any amounts payable Pursuant to Section 3.7(a) above, if any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any central bank or other Governmental Authority, charged with the enforcement or interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or such Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its making or maintaining any Loan or its incurring any obligations under this Agreement to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then, upon demand by such Lender, the Borrower hereby agrees to pay to such Lender from time to time such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

      (c) If any Lender shall seek payment of any amounts from Borrower pursuant to paragraph's (a) or (b) of this Section 3.7, such Lender shall notify promptly the Borrower of any event occurring after the Effective Date entitling such Lender to compensation thereunder, but in any event within 180 days after such Lender receives actual knowledge thereof; provided, that if such Lender fails to give such notice within 180 days after it receives actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 3.7 in respect of any costs resulting from such event, be entitled to payment under this Section 3.7 only for costs incurred from and after the date 180 days prior to the date that such Lender gives such notice.

      3.8 Indemnity. Borrower hereby indemnifies and agrees to hold harmless the Agent and each Lender from and against any and all losses or expenses which any of them may sustain or incur as a consequence of failure by Borrower to consummate any notice of prepayment, borrowing, conversion or continuation made by Borrower, including, without limitation, any such loss or expense arising from interest or fees payable by the Agent or any Lender to lenders of funds obtained by it in order to maintain any Eurodollar Loan. Borrower hereby further indemnifies and agrees to hold harmless each Lender from and against any and all losses or expenses which it may sustain or incur as a consequence of prepayment of any Eurodollar Loan on other than the last day of the Interest Period for such Loan (including, without limitation, any prepayment pursuant to Sections
2.10 and 3.6 hereof). Borrower's obligations under this Section shall survive the termination of this Agreement and the repayment of the obligations.

      3.9 Notice of Amounts Payable to Lenders. If any Lender shall seek payment of any amounts from Borrower pursuant to Sections 2.8, 3.7 or 3.8 hereof, it shall notify Borrower of the amount payable by Borrower to such Lender thereunder. A certificate of such Lender seeking payment pursuant to Sections 2.8, 3.7 or 3.8 hereof, setting forth in reasonable detail the factual basis for and the computation of the amounts specified, shall be conclusive and binding on all parties for all purposes, absent manifest error, as to the amounts owed. Borrower's obligations under this Section shall survive the termination of this Agreement and the repayment of the obligations.

      3.10 Interest Savings Clause. Nothing contained in this Agreement or in any of the Notes or in any of the other Loan Documents shall be construed to permit any Lender to receive at any time interest, fees or other charges in excess of the amounts which such Lender is legally entitled to charge and receive under any law to which such interest, fees or charges are subject. In no contingency or event whatsoever shall the compensation payable to any Lender by Borrower, howsoever characterized or computed, hereunder or under either of the Notes or under any other agreement or instrument evidencing or relating to the obligations, exceed the highest rate permissible under any law to which such compensation is subject. There is no intention that any Lender shall contract for, charge or receive compensation in excess of the highest lawful rate, and, in the event it should be determined that any excess has been charged or received, then, ipso facto, such rate shall be reduced to the highest lawful rate so that no amounts shall be charged which are in excess thereof; and such Lender shall apply such excess against the Loans then outstanding (with such application being made first against the Loans, and then to any other obligations hereunder) and, to the extent of any amounts remaining thereafter, refund such excess to Borrower.

                        4. SECURITY INTEREST - COLLATERAL

      4.1 Security Interest. As security for the Obligations and the Guaranteed Obligations, each Obligor hereby grants to the Agent, for the benefit of the Lenders, a continuing, first priority Lien in the following described property of such Obligor, whether now owned or existing or hereafter acquired or arising or in which such Obligor now has or hereafter acquires any rights and wheresoever located (sometimes herein collectively referred to as "Collateral"):

      (a) Accounts;

      (b) Inventory;

      (c) Equipment;

      (d) General Intangibles;

      (e) Investment Property;

      (f) all licenses, permits and authorizations issued or otherwise afforded to such Obligor, and all products and proceeds of such licenses, permits and authorizations;

      (g) all of such Obligor's rights under the Distribution Agreement;

      (h) all monies, residues and property of any kind of such Obligor, now or at any time or times hereafter, in the possession or under the control of the Agent or any Lender or a bailee of the Agent or any Lender;

      (i) all accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring the Collateral;

      (j) all books and records (including, without limitation, customer lists, credit files, computer programs, print-outs and other computer materials and records) of such Obligor pertaining to any of the foregoing;

      (k) any and all other property of such Obligor; and

      (l) all products and proceeds of any of the foregoing.

      4.2 Perfection of Security Interest. Until the termination of this Agreement and the payment and satisfaction in full of all Obligations, whichever last occurs, the Agent's security interest in the Collateral and all products and proceeds thereof, shall continue in full force and effect. The Obligors shall perform any and all steps requested by the Agent to perfect, maintain and protect the Agent's security interest in the Collateral, including, without limitation, executing and filing financing or continuation statements, or amendments thereof, in form and substance satisfactory to the Agent; delivering to the Agent upon the Agent's request therefor all documents, instruments or chattel paper included in the Collateral, the possession of which is necessary or appropriate to perfect the Agent's security interest therein; delivering to the Agent all letters of credit on which either Obligor is named as a beneficiary; and obtaining and delivering such consents and waivers from such landlords, developers or other Persons as the Agent may request. The Agent may file one or more financing statements disclosing the Agent's security interest under this Agreement without either Obligor's signature appearing thereon and the Obligors, jointly and severally, agree to pay the costs of, or incidental to, any recording or filing of any financing statements concerning the Collateral. The Obligors agree that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

      4.3 Right to Inspect; Verifications. The Agent (or any person or persons designated by it), in its sole discretion, shall have the right to call at any place of business or property location of either Obligor at any reasonable time, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from either Obligor's books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, to either Obligor's business or to any other transactions between the parties hereto and to discuss any of the foregoing with any of the Obligors' officers, directors, managers and employees and with the independent accountants for the Obligors. Additionally, the Agent may, at any time and from time to time in its sole discretion, require the Obligors to verify the individual Accounts immediately upon its request therefor; provided however that unless and until there occurs an Event of Default, the Agent agrees not to contact directly any Account Debtor for purposes of account verification except with the prior consent of either Obligor. To facilitate the foregoing, upon request from the Agent made at any time and from time to time hereafter, each Obligor shall furnish the Agent with a then current Account Debtor address list.

                        5. REPRESENTATIONS AND WARRANTIES

      In order to induce the Agent and the Lenders to enter into this Agreement and to make Loans hereunder, each Obligor, jointly and severally, hereby makes the following representations and warranties to the Agent and the Lenders which shall be true and correct on the date hereof and shall continue to be true and correct at the time of the making of any Loan and until the Loans have been repaid in full:

      5.1 Corporate Existence and Qualification. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and is duly qualified as a foreign corporation in good standing in each other state wherein the conduct of its business or the ownership of its property requires such qualification. Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and is duly qualified as a foreign limited liability company in good standing in each other state wherein the conduct of its business or the ownership of its property requires such qualification.

      5.2 Chief Executive office; Collateral Locations. Each Obligor's principal place of business, chief executive office and office where it keeps all of its books and records is set forth on Schedule 5.2 attached hereto, and neither Obligor has had any other chief executive office or principal place of business except as set forth on Schedule 5.2 attached hereto during the five (5) years immediately preceding the date hereof. Schedule 5.2 attached hereto and incorporated herein by reference sets forth a true, correct and complete list of all places of business and all locations at which any Collateral is located.

      5.3 Corporate Authority. Each Obligor has the organizational power and authority to execute, deliver and perform its obligations under this Agreement and the Loan Documents to which it is a party, and to borrow hereunder, and has taken all necessary and appropriate organizational action to authorize the execution, delivery and performance by each Obligor of this Agreement and such Loan Documents.

      5.4 No Consents; Validity and Binding Effect. The execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated thereby and hereby are not in contravention of any provisions of law or any agreement or indenture by which either Obligor is bound or of the Articles of Incorporation or By-laws of the Parent or the Articles of Organization or Operating Agreement of the Borrower and do not require authorization, consent, approval or other action by any governmental body, agency, authority or other Person which has not been obtained and a copy thereof furnished to the Agent and the Lenders. This Agreement and the other Loan Documents to which each Obligor is a party constitute the valid and legally binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms.

      5.5 No Material Litigation. Except as set forth on Schedule 5.5 hereto, there are no proceedings pending or threatened before any court or administrative agency which might have a Material Adverse Effect.

      5.6 Corporate or Limited Liability Company Organization. The Articles of Incorporation and By-laws of the Parent and the Articles of Organization and Operating Agreement of the Borrower are in full force and effect under the laws of Georgia and all amendments to said documents and agreements have been duly and properly made under and in accordance with all applicable laws.

      5.7 Solvency. Giving effect to the execution and delivery of this Agreement, the Loan Documents, the consummation of the transactions contemplated hereby and thereby and the making of the initial Loans hereunder, each Obligor is Solvent.

      5.8 Adequacy of Intangible Assets. Each Obligor possesses all intellectual property licenses, patents, patent applications, copyrights, trademarks, trademark applications, and trade names and all governmental registrations and licenses necessary to continue to conduct its business as heretofore conducted by it, and all such intellectual property licenses, patents, patent applications, copyrights, trademarks, trademark applications, trade names, licenses and registrations are listed on Schedule 5.8 attached hereto and, in the case of the Borrower, shall be deemed General Intangibles for the purposes of this Agreement.

      5.9 Taxes. Each Obligor has filed all federal, state, local and foreign tax returns, reports and estimates which are required to be filed by it and all taxes (including penalties and interest, if any) shown on such returns, reports and estimates as being due and payable or which are otherwise due and payable have been fully paid. Such tax returns properly and correctly reflect the income and taxes of the such Obligor for the periods covered thereby. Each Obligor's federal tax identification number is set forth on Schedule 5.9 attached hereto.

      5.10 ERISA.

      (a) Identification of Plans. Except as disclosed on Schedule 5.10 attached hereto, neither Obligor nor any ERISA Affiliate maintains or contributes to, or has maintained or contributed to, any Plan or Multiemployer Plan that is subject to regulation by Title IV of ERISA;

      (b) Compliance. Each Plan has at all times been maintained, by its terms and in operation, in accordance with all applicable laws, except for such noncompliance (when taken as a whole) that will not have a Materially Adverse Effect;

      (c) Liabilities. Neither Obligor nor any ERISA Affiliate is currently or to the best knowledge of either Obligor or any ERISA Affiliate will become subject to any liability (including withdrawal liability), tax or penalty whatsoever to any person whomsoever with respect to any Plan, including, but not limited to, any tax, penalty or liability arising under Title I or Title IV of ERISA or Chapter 43 of the Code, except such liabilities (when taken as a whole) as will not have a Material Adverse Effect;

      (d) Funding. Each Obligor and each ERISA Affiliate have made full and timely payment of (i) all amounts required to be contributed under the terms of each Plan and applicable law and (ii) all material amounts required to be paid as expenses of each Plan. No Plan has any "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA); and

      (e) Insolvency: Reorganization No Plan is insolvent (within the meaning of
Section 4245 of ERISA) or in reorganization (within the meaning of Section 4241 of ERISA).

      5.11 Financial Information

      (a) The audited financial statements of Parent for the fiscal years ending July 31, 1995 and July 31, 1996, in each case consisting of a balance sheet and statements of income and cash flow, copies of which have been delivered by Parent to the Agent and the Lenders, are true and correct in all material respects and contain no material misstatement or omission, and fairly present the financial position, assets and liabilities of Parent as of the respective dates thereof and the results of operations of Parent for-the respective periods then ended, and as of the date thereof there were no liabilities of either Obligor, fixed or contingent, which are material that were not reflected in such financial statements.

      (b) The consolidated and consolidating projected cash flow statement, balance sheet and operating budget for Parent and its Subsidiaries delivered to Agent and the Lenders prior to the date of this Agreement, if any, (the "Projections"), (i) disclose all assumptions made with respect to costs, general economic conditions, and financial and market conditions in formulating the Projections; (ii) are based on reasonable estimates and assumptions; and (iii) reflected, as of the date prepared, and continue to reflect, as of the date of this Agreement, the reasonable estimate of Parent of the results of operations and other information projected therein for the periods covered thereby.

      (c) Since the date of the audited financial statements for the fiscal year ending on July 31, 1996, there has been no material adverse change in the condition, financial or otherwise, assets, business, liabilities, or results of operations of the Parent, and neither the Parent nor any of its Subsidiaries, since such date, has (i) incurred any obligation or liability, fixed or contingent, which would have a Material Adverse Effect; (ii) incurred any Indebtedness for borrowed money or Capital Lease Obligations other than the Obligations, in the case of Borrower, and the Guaranteed Obligations, in the case of the Parent, or incurred any other Indebtedness other than trade payables and other liabilities arising in the ordinary course of the business of Parent; or (iii) Guaranteed the obligations of any other Person, provided, however, that the Parent will Guarantee the payment and performance of the Obligations pursuant to the Guaranty.

      5.12 Title to Assets. Except as set forth on Schedule 5.12 attached hereto, Borrower has good and marketable title to and ownership of the Collateral and all of its other assets, free and clear of all Liens and claims, except for Permitted Liens.

      5.13 Violations of Law. Neither Parent nor any of its Subsidiaries is in violation of any applicable statute, regulation or ordinance of any governmental entity, or of any agency thereof, which violation might have a Material Adverse Effect.

      5.14 Environmental Laws.

      (a) Each of the Parent and its Subsidiaries has obtained all permits, licenses and other authorizations, if any, which are required under Environmental Laws, and each such Person is in compliance in all material respects with all terms and conditions of required permits, licenses and authorizations, and are also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, notifications, schedules and timetables contained in the Environmental Laws;

      (b) Neither the Parent nor any of its Subsidiaries is aware of, nor has any such Person received notice of, the disposal or release or presence of Hazardous Substances on any of its properties, or of any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance on the part of any such Person in any material respect with Environmental Laws, or may give rise to any material common law or legal liability, or otherwise form the basis of any material claim, action, demand, suit, Lien, proceeding, hearing, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Substance;

      (c) All assets of Parent and its Subsidiaries are free from Hazardous Substances except for Hazardous Substances used, maintained or handled by Parent and its Subsidiaries in the ordinary course of business and the use and disposal of any and all such Hazardous Substances is effected by Parent and its subsidiaries in compliance with all applicable Environmental Laws; and

      (d) There is not pending or threatened against Parent or any of its Subsidiaries, and neither Parent nor any Subsidiary of the Borrower knows of any facts or circumstances that might give rise to, any civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, environmental Lien, investigation, or proceeding relating in any way to Environmental Laws.

      5.15 No Default. Neither Parent nor any of its Subsidiaries is in default with respect to (a) any note, indenture, loan agreement, guaranty, mortgage, lease, deed or other similar agreement relating to Indebtedness to which such Person is a party or by which such Person is bound or (b) any other instrument, document or agreement to which such Person is a party or by which such Person or any of such Person's properties are bound, the default of which would have a Material Adverse Effect.

      5.16 Bona Fide Accounts. Each Account now or hereafter shown on any schedule or aging of Accounts provided to the Agent hereunder arises or will arise under a contract between an Obligor and the Account Debtor in each case providing for the bona fide performance of services by Borrower for or on behalf of the Account Debtor except to the extent otherwise expressly indicated on such schedule or aging of accounts.

      5.17 Amount of Accounts; No Setoffs. The amount of the face value of any Accounts shown on any schedule or aging of Accounts provided to the Agent are actually and absolutely owing to the applicable Obligor, are not contingent for any reason and, except as otherwise expressly noted on such schedule or aging of accounts, there are no setoffs, counterclaims, disputes or deductions existing or asserted with respect thereto.

      5.18 Right to Assign. Borrower has full right, power and authority to assign the accounts receivable included in the Accounts.

      5.19 Corporate and Trade or Fictitious Names. Except as disclosed on
Schedule 5.19 attached hereto, during the five (5) years immediately preceding the date of this Agreement, neither Obligor has been known as or used any corporate, trade or fictitious name other than its current corporate name as such name is set forth on the first page of this Agreement.

      5.20 Equipment. The Equipment is and shall remain in good condition, normal wear and tear excepted, meets all standards imposed by any governmental agency, or department or division thereof having regulatory authority over such material and its use and is currently usable in the normal course the Obligors' business.

      5.21 Inventory. The Inventory is and shall remain in good condition, meets all standards imposed by any governmental agency, or department or division thereof having regulatory authority over such goods, their use and/or sale, is either currently usable or currently saleable in the normal course of the Obligors' business and is not subject to any output contract or similar agreement between either Obligor, or both of them, and any other Person.

      5.22 Investments. Neither Obligor has made any loans or advances or other financial accommodations or extensions of credit to any other Person. Schedule
5.22 is a complete list of all Subsidiaries, Investment Property and other Investments in any Person by the Obligors, including but not limited to, all interests in any partnership or joint venture. Except as otherwise disclosed on
Schedule 5.22, all shares of stock in any corporation or other Person held by Parent or any of its Subsidiaries are evidenced by stock certificates or other ownership certificates issued in the name of Parent or such Subsidiary and all other Investment Property of either Obligor is held directly in the name of such Obligor and is not held in any brokerage or similar account or in the name of any financial institution or nominee name.

      5.23 Trade Relations. There exists no actual nor, to the best of the Obligors' knowledge, threatened limitation of the business relationship of Parent or any of its Subsidiaries with any material customer, supplier, landlord or with any company whose contracts or projected contracts with such Person would be material to the operations of such Person; and there exists no condition or state of facts or circumstances which would have a Material Adverse Effect or prevent either Obligor from conducting its business after the consummation of the transactions contemplated by this Agreement as such business is conducted or proposed to be conducted in the Projections and other information furnished to Agent and the Lenders by Parent.

      5.24 Broker's or Finder's Fees. No broker's or finder's fees or commissions have been incurred or will be payable by Parent or any of its Subsidiaries to any Person in connection with the transactions contemplated by this Agreement.

      5.25 Security Interest. This Agreement creates a valid security interest in the Collateral securing payment of the Obligations and the Guaranteed Obligations, subject only to Permitted Liens, and all filings and other actions necessary or desirable to perfect and protect such security interest have been taken, and the Agent has a valid and perfected first priority security interest in the Collateral.

      5.26 Regulatory Matters. Neither the Parent nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act or any other federal or state statute or regulation which limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby.

      5.27 Disclosure. Neither this Agreement nor any other instrument, document, agreement, financial statement or certificate furnished to the Agent and the Lenders, or any of them, by or on behalf of either Obligor in connection herewith contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or omits to state any fact which may in the future have a Material Adverse Effect.

      5.28 Burdensome Restrictions. Neither any contract, lease, indenture, agreement or other instrument, or corporate restriction, judgment, decree, or order to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries is bound, nor any provision of applicable law or governmental regulation, has or is reasonably likely to have a Material Adverse Effect.

      5.29 Labor Matters. Schedule 5.29 attached hereto sets forth each written employment agreement covering management of Parent and/or its subsidiaries and each collective bargaining agreement and every other written labor agreement which covers any employees of the Parent or any of its Subsidiaries as of the date of this Agreement, and sets forth the respective expiration date of such agreement. Except as set forth on Schedule 5.29 attached hereto, there are no written employment agreements covering management of Parent or any of its Subsidiaries, collective bargaining agreements or other written labor agreements covering any employees of Parent or its Subsidiaries as of the date of this Agreement, and no material claims due to termination of any such agreement. Except as otherwise listed on Schedule 5.29 attached hereto, no strikes or other labor disputes are pending or threatened against Parent or any of its Subsidiaries. Hours worked by and payment made to employees of Parent have not been in violation of any provision of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from Parent and its Subsidiaries on account of employee health and welfare insurance have been paid or, if not due, have been accrued as liabilities on the books of such Person.

      5.30 Existing Debt. Set forth on Schedule 5.30 attached hereto is a complete and accurate list of all existing Indebtedness of Parent and its Subsidiaries.

      5.31 Regulation of the Agent and the Lenders. None of the Lenders and the Agent will by reason of the execution, delivery and performance (other than the enforcement of remedies) of any of the Loan Documents, be subject to the regulation or control of either the FCC or any regulatory authority having jurisdiction over Parent or any of its Subsidiaries.

                            6. AFFIRMATIVE COVENANTS

      Each Obligor, jointly and severally covenants to the Agent and the Lenders that from and after the date hereof, and until the termination of this Agreement and the payment and satisfaction in full of the Obligations, it will, and will cause each of its Subsidiaries to, unless the Majority Lenders otherwise consent in writing:

      6.1 Records Respecting Collateral; Lockbox or Blocked Account Arrangement. Keep all records with respect to the Collateral at its office set forth on
Schedule 5.2 attached hereto and not remove such records from such address without the prior written consent of the Agent and the Lenders and, upon request of the Agent or the Majority Lenders after the occurrence of an Event of Default hereunder, enter into such lockbox or blocked account arrangement with respect to collection of the Accounts and execute and deliver such documents in connection therewith as the Agent may reasonably require.

      6.2 Reporting Requirements. Furnish or cause to be furnished to the Agent and the Lenders:

      (a) As soon as practicable, and in any event within 30 days after the end of each month, interim unaudited consolidated financial statements of Parent and its Subsidiaries, including a balance sheet and statements of income and cash flow, for the month and year-to-date period then ended, prepared in accordance with GAAP, consistent with the past practice of Parent, and certified as to truth and accuracy thereof by the chief financial officer of Parent;

      (b) As soon as available, and in any event within 120 days after the end of each fiscal year of Parent, consolidated audited annual financial statements of Parent and its Subsidiaries, including balance sheets and statements of income and cash flow for the fiscal year then ended, prepared in accordance with GAAP, in comparative form and accompanied by the unqualified opinion of a nationally recognized firm of independent certified public accountants retained by Parent and acceptable to the Majority Lenders and the Agent.

      (c) Together with the annual financial statements referred to in clause
(b) above, a statement from such independent certified public accountants that, in making their examination of such financial statements, they obtained no knowledge of any Default or an Event of Default or, in lieu thereof, a statement specifying the nature and period of existence of any such Default or an Event of Default disclosed by their examination;

      (d) Together with the annual or interim financial statements referred to in clauses (a) and (b) above, a certificate of the chief executive officer and chief financial officer of Parent certifying that, to the best of their knowledge, no Default or an Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto;

      (e) As soon as available, and in any event within thirty (30) days after the end of each fiscal quarter (i) an accounts receivable aging, showing separately for Parent, Borrower and each Subsidiary the aggregate dollar value of the Accounts and the accounts of each such Subsidiary and indicating the aggregate value of such Accounts that are past due and whether such Accounts are thirty (30), sixty (60) or ninety (90) or more days past due and containing such other information regarding such Accounts as the Agent, on its behalf and on behalf of the Lenders, may request (including, without limitation, an accounts receivable aging showing the age of each individual Account as of the last day of the preceding quarter (segregating such items in such manner and to such degree as the Agent, on behalf of the Lenders, may request, including the type and dollar value of the Accounts and the location of the Account Debtor thereon as of the end of the preceding quarter)); and (ii) a certificate (a "Compliance Certificate") signed by the Chief Financial Officer of the Parent certifying as to Obligors' compliance with the financial covenants set forth in Section 8 hereof, substantially in the form of Exhibit E, including or accompanied by information sufficient to enable the Agent and the Lenders to verify the calculations set forth therein;

      (f) Promptly after the sending or filing thereof, as the case may be, copies of any definitive proxy statements, financial statements or reports which either Obligor sends to its shareholders and copies of any regular periodic and special reports or registration statements which either Obligor files with the Securities and Exchange Commission (or any governmental agency substituted therefor), including, but not limited to, all Form 10-K and Form 10-Q reports, or any report or registration statement which either Obligor files with any national securities exchange;

      (g) Promptly after the filing thereof, copies of any report or documents which either Obligor sends to any federal, state or local regulatory agency; and

      (h) Such other information respecting the condition or operations, financial or otherwise, of Parent and its Affiliates as the Agent, on behalf of the Lenders, may from time to time reasonably request.

      6.3 Tax Returns. File all federal, state and local tax returns and other reports that Parent or any Subsidiary of the Parent is required by law to file, maintain adequate reserves for the payment of all taxes, assessments, governmental charges and levies imposed upon them, their income, or their profits, or upon any property belonging to them, and pay and discharge all such taxes, assessments, governmental charges and levies prior to the date on which penalties attach thereto, except where the same may be contested in good faith by appropriate proceedings and for which adequate reserves have been established.

      6.4 Compliance with Laws. (a) Comply with all laws, statutes, rules, regulations and ordinances of any governmental entity, or of any agency thereof, applicable either Obligor, and any such laws, statutes, rules, regulations or ordinances regarding the collection, payment, and deposit of employees' income, unemployment, and Social Security taxes and with respect to pension liabilities, and (b) obtain and maintain all licenses, permits and other governmental authorizations and approvals necessary to own, acquire or dispose of its property, to conduct its business or to comply with the FCC's or any other regulatory authority's construction, operating and reporting requirements, the violation of which or the failure to obtain or maintain which could have a Material Adverse Effect.

      6.5 Environmental Laws. Comply with all Environmental Laws and, in the event of any "release" or "threatened release" of any Hazardous Substance onto, at or under the property of such Person which requires or may require notification, response, assessment, investigation or remedial action pursuant to any Environmental Law, notify the Agent and the Lenders and all appropriate governmental agencies thereof, and proceed with due diligence and, at such Person's cost and expense, to respond appropriately, in accordance with all requirements of the Environmental Laws.

      6.6 ERISA.

      (a) At all times make prompt payment of contributions required to meet the minimum funding standards set forth in Sections 302 and 305 of ERISA with respect to each Plan and otherwise comply with ERISA and all rules and regulations promulgated thereunder in all material respects;

      (b) Promptly after the occurrence thereof with respect to any Plan, or any trust established thereunder, notify the Agent and the Lenders of (i) a "reportable event" described in Section 4043 of ERISA and the regulations issued from time to time thereunder (other than a "reportable event" not subject to the provisions for 30-day notice to the PBGC under such regulations), or (ii) any other event which could subject either Obligor or any ERISA Affiliate to any tax, penalty or liability under Title I or Title IV of ERISA or Chapter 43 of the Code;

      (c) At the same time and in the same manner as such notice must be provided to the PBGC, or to a Plan participant, beneficiary or alternative payee, give the Agent and the Lenders any notice required under Section 101(d), 302(f)(4), 303, 307, 4041(b)(1)(A) or 4041(c)(1)(A) or ERISA or under Section
401(a)(29) or 412 of the Code with respect to any Plan;

      (d) Furnish to the Agent and the Lenders, promptly upon the request therefor, (i) true and complete copies of any and all documents, government reports and determination or opinion letters for any Plan; and (ii) a current statement of withdrawal liability, if any, for each Multiemployer Plan; and

      (e) Furnish to the Agent and the Lenders, promptly upon the request therefor, such additional information concerning any Plan as may be reasonably requested.

      6.7 Books and Records. Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions.

      6.8 Notifications to the Lenders and the Agent. Notify the Lenders and the Agent immediately by telephone (with each such notice to be confirmed in writing within three (3) Business Days): (a) upon such Person's obtaining knowledge thereof, of any litigation affecting such Person or any of its Affiliates claiming damages of $100,000 or more, individually or when aggregated with other litigation pending against such Person or its Affiliates, whether or not covered by insurance, and of the threat or institution of any suit or administrative proceeding against such Person or any of its Affiliates which, if adversely determined, might have a Material Adverse Effect, and establish such reasonable reserves with respect thereto as the Agent and the Lenders, or any of them, may request; (b) upon occurrence thereof, of any Default or Event of Default hereunder; (c) upon occurrence thereof, of any event or condition which would have a

Material Adverse Effect; and (d) upon the occurrence thereof, of such Person's or any Affiliate's default under (i) any note, indenture, loan agreement, mortgage, lease, deed or other similar agreement relating to any indebtedness of such Person or any of its Affiliates or (ii) any other instrument, document or agreement to which such Person or any of its Affiliates is a party or by which such Person or any of its Affiliates or any of their respective property is bound (including without limitation, the Distribution Agreement).

      6.9 Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks under "special" or "all risk" forms of coverage, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses, including public liability insurance against claims or personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law. The Obligors shall cause such policies referred to in this Section to name the Agent the loss payee and as additional insured as its interests may appear. The Obligors shall furnish to the Agent by December 15 of each year a schedule listing the insurance policies in effect for the next succeeding year, the nature of the coverage, the annual premium cost, the insurer for each policy and the rating of each insurer as is listed in all of which shall be reasonably satisfactory to the Agent. In the event of any termination or notice of non-payment by any insurer with respect to any policy or any lapse in the coverage thereunder, the Obligors shall give prompt written notice to Johanna Connor, Senior Vice President, Creditanstalt-Bankverein, Two Greenwich Plaza, Fourth Floor, Greenwich, Connecticut 06830 of the occurrence of such termination, nonpayment or lapse.

      6.10 Maintenance of Property. Keep all General Intangibles in full force and effect except for immaterial General Intangibles allowed to lapse by either Obligor in the ordinary course of business of such Obligor and any other General Intangible for such Obligor has obtained a substantially similar substitution and the lapse of which, because of such substitution, does not have a Material Adverse Effect, and maintain all of its other property necessary or useful in the proper conduct of its business in good working condition, ordinary wear and tear excepted.

      6.11 Conduct of Business. Continue to engage in an efficient and economical manner in business of the same general type as conducted by it on the date hereof.

      6.12 Preservation of Corporate or Limited Liability Company Existence. Preserve, renew and keep in full force and effect its corporate or limited liability existence in the jurisdiction of its incorporation or organization, as applicable, and take all action to maintain all rights, franchises and privileges necessary or desirable for the conduct of its business, and qualify and remain qualified as a foreign corporation or limited liability company in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties.

      6.13 Equipment. Keep and maintain the Equipment in good operating condition, reasonable wear and tear excepted, repair and make all necessary replacements, renewals, additions or improvements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved and not permit any item of Equipment to become a fixture to real estate or accession to other personal property unless the Agent has a first priority Lien in such real estate or other personal property. Each Obligor shall, immediately on demand therefor by the Agent or any Lender, deliver to the Agent or such Lender any and all evidence of ownership of any of the Equipment (including, without limitation, certificates of title and applications for title, together with any necessary applications to have the Agent's Lien noted thereon, in the case of vehicles).

      6.14 Assignment of Leasehold Interests. Upon the request of the Agent, execute and deliver to the Agent such fee mortgages, leasehold mortgages or other appropriate security instruments, in such form as the Agent requests, in respect of any real property owned or leased by either Obligor.

      6.15 Compliance with License Requirements. Fully comply with all applicable requirements, laws, rules, regulations and orders, whether of the FCC or otherwise (as if such requirements, laws, rules, regulations and order applied directly to such Person rather than the applicable licensees), regarding or with respect to (a) the licenses held, owned or used by CUE to offer the Obligors the services provided to the Obligors under the Distribution Agreement; and (b) the licenses held, owned or used by those FM radio stations through which Borrower transmits its paging or other services.

      6.16 Other Indebtedness. Maintain all of its Indebtedness in whatsoever manner incurred, including but not limited to, Indebtedness for borrowed money or for services or goods purchased, in a current status.

      6.17 Transfer of Agreements, Consents and Licenses. Parent shall use its best efforts to obtain the necessary consents and approvals to transfer to the Borrower all FM Station Agreements and all other licenses, approvals, consents, agreements, contracts and similar property of Parent necessary or desirable for the conduct of Borrower's business which were not transferred to Borrower on the Effective Date and shall, upon the obtaining of each such consent or approval, promptly assign or otherwise transfer to the Borrower the applicable FM Station Agreement, license, approval consent, agreement, contract or similar property.

                              7. NEGATIVE COVENANTS

      The Obligors, jointly and severally, covenant with the Agent and the Lenders that from and after the date hereof and until the termination of this Agreement and the payment and satisfaction in full of the obligations, neither Obligor will, nor will permit any of Subsidiaries to, without the prior written consent of the Majority Lenders:

      7.1 No Encumbrances. Create, incur, assume, or suffer to exist any mortgage, deed of trust, pledge, assignment, Lien, charge, encumbrance on, security interest or security title of any kind in any of the Collateral or its other assets other than Permitted Liens.

      7.2 Indebtedness. Incur, assume, or suffer to exist any Indebtedness except for (a) the obligations; (b) Subordinated Debt; and (c) other Indebtedness not to exceed $2,000,000 at any time outstanding.

      7.3 Asset Sales. Sell, lease, transfer or otherwise dispose of any of the Collateral or any interest therein or any of its other assets except for (a) the sale of Inventory in the ordinary course of business, (b) the sale of assets no longer used or useful in the business of such Person, in each case having an aggregate value of not more than $200,000 during any fiscal year, (c) the transfer by the Parent of substantially all of its assets to the Borrower, subject to the first priority security interest in favor of the Agent, on the Effective Date, (d) other transfers after the Effective Date of assets of the Parent from time to time, and (e) distributions from the Borrower to the Parent expressly permitted under Section 7.12.

      7.4 Guaranties. Guarantee, endorse, become surety with respect to or otherwise become directly or contingently liable for or in connection with the obligations of any other Person except by endorsement of negotiable instruments for deposit or collection and similar transactions in the ordinary course of business, provided that so long as both before and after giving effect thereto, no Default or Event of Default would exist hereunder, (i) The Obligors may Guarantee up to $500,000 in the aggregate of Indebtedness of Nations Link to First Union National Bank of North Carolina, (ii) following its acquisition of at least a majority of the equity interest of Direct Link in accordance with
Section 7.5(c), the Obligors may Guarantee the Indebtedness of Direct Link so long as the sum of (x) the amount so Guaranteed and (y) the amount of Direct Link's Indebtedness to the Obligors does not exceed $750,000, and (iii) the Parent may Guarantee the Obligations pursuant to the Guaranty and may Guarantee other Indebtedness of the Borrower expressly permitted hereunder.

      7.5 Investments and Acquisitions. Make any or suffer to exist any advances or loans to any Person; or make any investment or acquisition, or agreement for investment or acquisition, including, but not limited to, by way of transfer of property, contributions to capital, purchases of shares, securities or evidences of indebtedness, acquisitions of businesses or otherwise, in any Person or from any Person, except for the following (each, a "Permitted Investment"):

      (a) those investments existing on the date hereof described on Schedule
5.22 attached hereto;

      (b) loans or advances to employees of either Obligor in an aggregate principal amount not to exceed $20,000 at any one time outstanding;

      (c) an investment in at least a majority of the equity interest of Direct Link in an amount not to exceed $85,000;

      (d) following the Obligors' acquisition of at least 85% of the equity interest in Direct Link, loans to Direct Link such that the sum of (i) the aggregate principal amount of such loans and (ii) the amount of Indebtedness of Direct Link Guaranteed by the Obligors pursuant to Section 7.4 does not exceed $750,000 at any time;

      (e) acquisitions of or from any Person for which the aggregate purchase price payable (whether payable in cash, shares of Capital Stock, notes, property, assumption of liabilities or otherwise, with property being valued at the fair market value thereof and notes and assumed liabilities being valued at the face amount thereof) for each such Person is less than or equal to the lesser of (i) $250,000 and (ii) an amount equal to Cash Flow for such Person for the twelve (12) month period ending on the last day of such Person's most recently ended fiscal quarter times seven (7); and

      (f) acquisitions of assets to be used or consumed in the ordinary course of business.

      7.6 Corporate or Limited Liability Company Structure. Dissolve or otherwise terminate its corporate or limited liability company status; amend, restate, supplement or otherwise modify the Borrower's Articles of Organization or Operating Agreement; enter into any merger, reorganization or consolidation; issue any shares of any class of its Capital Stock or any securities or other instruments for or which are convertible into any shares of any class of Capital Stock other than the issuance by Parent of Series B Preferred Stock or common stock (or options or warrants to purchase common stock) of a class that has been duly authorized on or before November 17, 1995; or permit the incorporation or existence of any Subsidiary other than as disclosed on Schedule 5.22; provided, however, that, so long as such merger is otherwise not prohibited by the terms of this Agreement, (i) any Person may merge with the Parent or any Subsidiary of the Parent so long as the Parent or such Subsidiary is the surviving Person, and
(ii) any Subsidiary of Parent (other than the Borrower) may merge with and into any other Subsidiary of the Parent.

      7.7 Fiscal Year. Change its fiscal year end from July 31.

      7.8 ERISA. Take, or fail to take, or permit any ERISA Affiliate to take, or fail to take, any action with respect to a Plan including, but not limited to, (i) establishing any Plan, (ii) amending any Plan, (iii) terminating or withdrawing from any Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, where such action or failure could have a Material Adverse Effect, result in a Lien on the property of either Obligor or require either Obligor to provide any security.

      7.9 Relocations; Use of Name. Except as disclosed on Schedule 5.2 attached hereto, relocate its executive offices, open new places of business or relocate existing places of business, maintain any Collateral or records with respect to Collateral at any other locations than those locations presently kept or maintained, as set forth on Schedule 5.2 attached hereto, or use any corporate name (other than its own) or any fictitious name, except upon thirty (30) days prior written notice to the Agent and the Lenders and after the delivery to the Agent of financing statements, if required by the Agent, in form satisfactory to the Agent.

      7.10 Arm's-Length Transactions. Enter into or be a party to any contract, agreement or transaction with any Affiliate except those contracts, agreements or transactions entered into in an arm's-length transaction, for fair value and pursuant to the reasonable requirements of such Person's business; provided, however, that (i) the Obligors may provide accounting services to Nations Link and (ii) the Obligors may enter into any other transaction with any Affiliate so long as such transaction is in accordance with Section 7.5.

      7.11 Amendment of Distribution Agreement. Amend, modify or supplement, or agree to any amendment, modification or supplement of, the Distribution Agreement, other than to evidence the assignment of the Distribution Agreement from the Parent to the Borrower.

      7.12 Dividends. Declare or pay any dividends on, or make any distribution with respect to, any of its Capital Stock or other ownership interests or purchase, redeem, retire, defease or otherwise acquire for value any of its Capital Stock or other ownership interest or take action having an effect equivalent to the foregoing, except that, provided no Default or Event of Default has occurred and is continuing or would exist upon the payment of the dividend amounts described in this Section 7.12, (i) any Subsidiary may pay dividends to the Borrower, (ii) the Borrower may pay dividends to Parent (a) in an amount not to exceed $90,000 per year, to be used by Parent for the sole purpose of paying dividends to holders of its Series A Preferred Stock; (b) in an additional amount equal the lesser of (x) twenty-five percent (25%) of Excess Cash Flow for the immediately preceding fiscal year or (y) $350,000 (such amount hereinafter referred to as the "Dividend Amount"); provided, however, that simultaneously with the payment of dividends described in clause (b) of this
Section 7.12, the Obligors shall apply an amount equal to the Dividend Amount to prepay principal amounts outstanding under the Term Loan, and (c) the Borrower may pay dividends to Parent in an amount not to exceed $350,000 per year, to be used by Parent solely for the purpose of paying dividends to holders of the Parent's Series C Preferred Stock; provided, however, that, to the extent Borrower has failed to make the payments to Parent in the amounts provided in clauses (ii)(a) and (c) of this section in any fiscal year, Borrower may in subsequent fiscal years make such payments to Parent to the extent permitted in this Section 7.12; and (iii) the Parent may pay the dividends contemplated in clause (ii) of this section.

      7.13 Operating Leases. Become or remain obligated to perform as lessee under Operating Leases which, collectively, have an aggregate monthly rental charge to Obligor equal to or in excess of $100,000. For the purposes of this
Section 7.13, "Operating Leases" shall mean any lease required or desirable in the business of the Obligor which is not a Capitalized Lease.

      7.14 FM Subcarrier Lease Agreements. Enter into any agreement to lease the use of Subsidiary Communications Authorizations subcarrier channels ("Subcarrier Lease") unless such agreement contains terms and provisions substantially similar to the terms and provisions of the Standard Subcarrier Lease Agreement attached hereto as, and, in any event, including, without limitation, provisions
(a) permitting the applicable Obligor to mortgage, create a security interest in, and collaterally assign the Subcarrier Lease to its lenders to secure indebtedness and other obligations to its lenders, without obtaining the consent of the lessor thereunder, (b) permitting any lender to which the Subcarrier Lease has been assigned to cure any default by the applicable

Obligor thereunder, (c) requiring (after the termination of the Subcarrier Lease or any extension thereof by the lessor upon default by the applicable Obligor) lessor thereunder to enter into a new lease with lender for the remainder of the lease term for the rent and upon the terms and conditions set forth in the Subcarrier Lease, and (d) permitting any lender to which the Subcarrier Lease has been assigned to assign the Subcarrier Lease to a user of the subcarrier for the original intent of the Subcarrier Lease, at lender's option, with no change in terms.

                             8. FINANCIAL COVENANTS

      The Obligors jointly and severally, covenant with the Agent and the Lenders that from and after the date hereof and until the termination of this Agreement and the payment and satisfaction in full of the Obligations, the Obligors will not, unless the Majority Lenders otherwise consent in writing:

      8.1 Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the last day of each fiscal quarter set forth below of to be less than the applicable ratio set forth opposite such quarter as set forth below:

             Quarter Ending                          Applicable Ratio
             --------------                          ----------------

             April 30, 1997 through
             July 31, 1997                             2.35 to 1.00

             October 31, 1997 through
             January 31, 1998                          2.55 to 1.00

             April 30, 1998 through
             July 31, 1998                             2.80 to 1.00

             Thereafter                                3.25 to 1.00

      8.2 Net Worth. Permit Net Worth as of any date from and after the Effective Date to be less than the amount set forth opposite the applicable period as follows:

             Applicable Period                         Amount
             -----------------                         ------

             February 1, 1997 through
               January 31, 1998                        $1,700,000

             February 1, 1998 through
               July 31, 1998                           $1,775,000

             August 1, 1998 through
               January 31, 1999                        $1,850,000

             February 1, 1999 through
               July 31, 1999                           $2,100,000

             August 1, 1999 through
               January 31, 2000                        $2,500,000

             February 1, 2000 through
               July 31, 2000                           $3,000,000

             Thereafter                                $4,100,000

provided, however, that effective upon each issuance of any equity securities by the Parent, the minimum amounts set forth above for the period in which such equity issuance occurs and for each period thereafter shall be automatically increased by an amount equal to seventy five percent (75%) of amount by which shareholders' equity is increased as a result of such equity issuance.

      8.3 Senior Debt/Cash Flow Ratio. Permit the Senior Debt/Cash Flow Ratio for any fiscal quarter set forth below to be greater than the applicable ratio set forth opposite such quarter as set forth below:

             Quarter Ending                          Applicable Ratio
             --------------                          ----------------

             Effective Date through
               July 31, 1998                         4.50 to 1.00

             August 1, 1998 through
               October 31, 1998                      4.25 to 1.00

             November 1, 1998 through
               January 31, 1999                      4.00 to 1.00

             February 1, 1999 through
               April 30, 1999                        3.75 to 1.00

             Thereafter                              3.50 to 1.00

      8.4 Total Debt/Cash Flow Ratio. Permit the Total Debt/Cash Flow Ratio for any fiscal quarter set forth below to be greater than the applicable ratio set forth opposite such quarter as set forth below:

             Quarter Ending                          Applicable Ratio
             --------------                          ----------------

             Effective Date through
               July 31, 1998                         6.00 to 1.00

             August 1, 1998 through
               October 31, 1998                      5.75 to 1.00

             November 1, 1998 through
               January 31, 1999                      5.50 to 1.00

             February 1, 1999 through
               April 30, 1999                        5.25 to 1.00

             Thereafter                              5.00 to 1.00

                              9. EVENTS OF DEFAULT

      The occurrence of any of the following events or conditions shall constitute an Event of Default hereunder:

      9.1 Obligations. The Obligors shall fail to make any payments of principal of or interest on any Loan or any other Obligation when due.

      9.2 Misrepresentations. Either Obligor shall make any representation or warranty in this Agreement or any of the other Loan Documents or in any certificate or statement furnished at any time hereunder or in connection with this Agreement or any of the other Loan Documents which proves to have been untrue or misleading in any material respect when made or furnished and which continues to be untrue or misleading in any material respect.

      9.3 Loan Document Defaults. Either Obligor shall default in the observance or performance of any term, covenant or agreement contained in (a) Article 6 hereof (other than Section 6.8 and Section 6.9 hereof) and such default shall not have been remedied or waived within fifteen (15) days after receipt of notice from Agent and the Lenders of such default; (b) this Agreement (other than those covenants or agreements referred to in subsection (a) of this Section 9.3); or (c) any other Loan Document and such default shall not have been remedied or waived within the applicable grace period provided therefor, if any, in such Loan Document.

      9.4 Distribution Agreement Default or Termination. Either Obligor shall default in the observance or performance of any term, covenant or agreement contained in the Distribution Agreement and such default shall not be cured by such Obligor within ten (10) days from the date of such default or, if less, the amount of time provided in the Distribution Agreement for cure by such Obligor of such default, or the Distribution Agreement shall terminate for any reason.

      9.5 Other Debts. Either Obligor or any Subsidiary of such Obligor shall fail to make payment when due under any agreement for borrowed money or other material credit or shall default in connection with any agreement for borrowed money or other material credit with any creditor other than a Lender or the Agent and such failure to make payment or default shall not be cured within the grace period applicable thereto, if any, as provided for in such agreement.

      9.6 Tax Lien. A notice of Lien (other than a Permitted Lien), levy or assessment is filed of record with respect to all or any of either Obligor's or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, without limitation, the PBGC, which in the opinion of the Agent and the Majority Lenders, adversely affects the priority of the Liens granted to the Agent hereunder or under the other Loan Documents.

      9.7 ERISA. The occurrence of any of the following events: (i) the happening of a Reportable Event with respect to any Plan which Reportable Event could result in a material liability for either Obligor or an ERISA Affiliate or which otherwise could have a Material Adverse Effect on the Obligors or such ERISA Affiliate; (ii) the disqualification or involuntary termination of a Plan for any reason which could result in a material liability for either Obligor or an ERISA Affiliate or which otherwise could have a Material Adverse Effect on either Obligor or such ERISA Affiliate; (iii) the voluntary termination of any Plan while such Plan has a funding deficiency (as determined under Section 412 of the Code) which could result in a material liability for either Obligor or an ERISA Affiliate or which otherwise could have a Material Adverse Effect on either Obligor or such ERISA Affiliate; (iv) the appointment of a trustee by an appropriate United States district court to administer any such Plan; (v) the institution of any proceedings by the PBGC to terminate any such Plan or to appoint a trustee to administer any such Plan; (vi) the failure of the Obligors to notify the Agent and the Lenders promptly upon receipt by either Obligor or any of its Affiliates of any notice of the institution of any proceeding or other actions which may result in the termination of any such Plan.

      9.8 Voluntary Bankruptcy. Either Obligor or any Subsidiary of either Obligor shall: (a) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal, or foreign, now or hereafter existing; (b) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (c) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of such Person or for all or a substantial part of its property; (d) make an assignment for the benefit of creditors; or (e) be unable or shall fail to pay its debts generally as such debts become due, admit in writing its inability or failure to pay its debts generally as such debts become due, or otherwise cease to be Solvent.

      9.9 Involuntary Bankruptcy. There occurs (a) a filing or issuance against either Obligor or any Subsidiary of the either Obligor an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal or foreign, now or hereafter existing and (i) the petition shall have been dismissed or stayed within thirty (60) days after commencement of the case, or
(ii) an order for relief against such Person shall be entered in an involuntary case under the Bankruptcy Code; (b) the involuntary appointment of a receiver, liquidator, custodian or trustee of such Person or for all or a substantial part of its property; or (c) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of such Person.

      9.10 Suspension of Business. The suspension of the transaction of the business of either Obligor or any Subsidiary of either Obligor, or the dissolution of either Obligor or any Subsidiary of either Obligor.

      9.11 Judgments. Any judgment, decree or order for the payment of money which, when aggregated with all other judgments, decrees or orders for the payment of money pending against either Obligor or any of the Subsidiaries of either Obligor, exceeds the sum of One Hundred Thousand Dollars ($100,000), shall be rendered against either Obligor or any Subsidiary of either Obligor and remain unsatisfied and in effect for a period of sixty (60) consecutive days or more without being vacated, discharged, satisfied or stayed or bonded pending appeal.

      9.12 Management. The failure of the Obligors to maintain senior management having sufficient skill and experience in the Obligors' industry to manage the Obligors competently and efficiently, including, but not limited to, the failure of Jerry W. Mayfield to devote substantially all of his time and attention to his duties as President and Chief Executive Officer of the Parent and the Manager of the Borrower.

      9.13 RICO. Either Obligor or any Subsidiary of either Obligor or any director, shareholder, member, manager or executive officer of such Person shall be indicted under the Racketeer Influenced and Corrupt Organizations Act of 1970 (18 U.S.C. S 1961 et seq.) or the Agent and the Majority Lenders otherwise believe in good faith that all or any portion of Borrower's or any of its Subsidiaries' assets are subject to forfeiture pursuant to 18 U.S.C. ss. 1963.

      9.14 Security Documents; Failure of Security. At any time, for any reason other than with the consent of the Agent and the Majority Lenders, (a) this Agreement or any of the Security Documents ceases to be in full force and effect in any material respect or either Obligor seeks to repudiate its obligations thereunder; (b) the Liens intended to be created in connection with this Agreement or any Security Document shall be invalidated or otherwise cease to be in full force and effect, or such Liens are, or either Obligor seeks to render such Liens, invalid or unperfected; or (c) such Liens shall be subordinated or shall not be first in priority, subject only to Permitted Liens.

      9.15 Ownership of the Borrower's Capital Stock. The Parent shall for any reason cease to own all of the issued and outstanding membership interest or other ownership interest in the Borrower.

                                  10. REMEDIES

      Upon the occurrence or existence of any Event of Default, and during the continuation thereof, without prejudice to the rights of the Agent and the Lenders to enforce their respective claims against the Obligors for damages for failure by the Obligors to fulfill any of the obligations hereunder, the Agent and the Lenders shall have the following rights and remedies, in addition to any other rights and remedies available to the Agent and the Lender at law, in equity or otherwise:

      10.1 Default Rate. At the election of the Agent or the Majority Lenders, evidenced by written notice to the Obligors, the outstanding principal balance of the Obligations shall bear interest at the Default Rate until paid in full.

      10.2 Termination; Acceleration of the Obligations. In the event of an Event of Default set forth in Sections 9.8 or 9.9 hereof, the Commitment shall automatically and immediately terminate and in the event of any other Event of Default, the Majority Lenders, at their option, may terminate the Commitment, whereupon in either case all of the Obligations (including, but not limited to the Term Loan and the Revolving Credit Loans) shall become immediately due and payable, without presentment, demand, protest, notice of non-payment or any other notice required by law relative thereto, all of which are hereby expressly waived by each of the Obligors, anything contained herein to the contrary notwithstanding.

      10.3 Set-Off. The right of each Lender to set-off, without notice to either Obligor, any and all deposits at any time credited by or due from such Lender to either Obligor, whether in a general or special, time or demand, final or provisional account or any other account or represented by a certificate of deposit and whether or not unmatured or contingent against any or all of the Obligations now existing or hereafter arising, whether or not such Lender shall have made any demand under this Agreement or any of the Loan Documents.

      10.4 Rights and Remedies of a Secured Party. All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement, and in any of the other Loan Documents.

      10.5 Take Possession of Collateral. The right of the Agent to (a) enter upon the premises of Parent, or any other place or places where the Collateral is located and kept, through self-help and without judicial process, without first obtaining a final judgment or giving either Obligor notice and opportunity for a hearing on the validity of the Agent's or the Lenders' claims and without any obligation to pay rent to either Obligor, and remove the Collateral therefrom to the premises of Agent or any agent of Agent, for such time as Agent may desire, in order to effectively collect or liquidate the Collateral; and/or
(b) require the Obligors to assemble the Collateral and make it available to Agent at a place to be designated by the Agent, in its sole discretion.

      10.6 Sale of Collateral. The right of the Agent to sell or to otherwise dispose of all or any of the Collateral, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as the Agent, in its sole discretion, may deem advisable. Such sales may be adjourned from time to time with or without notice. The Agent shall have the right to conduct such sales on either Obligor's premises or elsewhere and shall have the right to use either Obligor's premises without charge for such sales for such time or times as the Agent may see fit. The Agent is hereby granted a license or other right to use, without charge, the Obligors' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, whether owned by either Obligor or with respect to which either has rights under license, sublicense or other agreements (including, but not limited to, any rights under the Distribution Agreement and the FM Station Leases), as it pertains to the Collateral, in preparing for sale (including, without limitation, finishing any unfinished Inventory), advertising for sale and selling any Collateral and either Obligor's rights under all licenses and all franchise agreements shall inure to the benefit of the Agent and the Lenders. The Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and the Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral shall be applied first to the costs, expenses and attorneys' fees and expenses incurred by Agent for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to interest due upon any of the obligations; and third to the principal of the Obligations. If any deficiency shall arise, the Obligors, jointly and severally, shall remain liable to the Lenders and the Agent therefor.

      10.7 Judicial Proceedings. The right to proceed by an action or actions at law or in equity to obtain possession of the Collateral, to recover the Obligations and amounts secured hereunder or to foreclose under this Agreement and sell the Collateral or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction, all without the necessity of posting any bond.

      10.8 Notice. Any notice required to be given by Agent of a sale, lease, or other disposition of the Collateral or any other intended action by Agent, given to either Obligor in the manner set forth in Section 13.7 below, ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Obligors.

      10.9 Appointment of Agent as Obligors' Lawful Attorney. Each of the Obligors irrevocably designates, makes, constitutes and appoints the Agent (and all persons designated by the Agent) as such Obligor's true and lawful attorney, and the Agent or the Agent's agent, may, without notice to Borrower, at the Obligors' cost and expense, and at such time or times thereafter as the Agent or said agent, in its sole discretion, may determine, in either Obligor's or the Agent's name: (a) demand payment of the Accounts; (b) enforce payment of the Accounts, by legal proceedings or otherwise; (c) exercise all of the Obligors' rights and remedies with respect to the collection of the Accounts; (d) settle, adjust, compromise, extend or renew the Accounts; (e) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (f) if permitted by applicable law, sell or assign the Accounts upon such terms, for such amounts and at such time or times as the Agent deems advisable; (g) discharge and release the Accounts; (h) take control, in any manner, of any item of payment or proceeds on the Accounts; (i) prepare, file and sign either Obligor's name on a Proof of Claim in Bankruptcy or similar document against any Account Debtor; (j) prepare, file and sign either Obligor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Accounts; (k) do all acts and things necessary, in the Agent's sole discretion, to fulfill either Obligor's obligations under this Agreement; (1) endorse the name of either Obligor upon any of the items of payment or proceeds on any Account, and deposit the same to the account of the Agent and the Lenders on account of the Obligations; (m) endorse the name of either Obligor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts or Inventory; (n) use either Obligor's stationery and sign the name of either Obligor to verifications of the Accounts and notices thereof to Account Debtors; and (o) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts and Inventory to which either Obligor has access, and each of the Obligors hereby agrees to indemnify and hold the Agent harmless from any costs, damages, expenses or liabilities arising against or incurred by the Agent in connection therewith except to the extent that any of such costs, damages, expenses or liabilities arise out of Agent's gross negligence or willful misconduct.

                            11. CONDITIONS PRECEDENT

      11.1 Conditions Precedent to Initial Loan. Notwithstanding any other provision of this Agreement, it is understood and agreed that this Agreement shall not become effective and the Agent and the Lenders shall have no obligation to make the initial Loan hereunder unless and until the following conditions have been met, to the sole and complete satisfaction of the Lenders, the Agent and their respective counsel:

      (a) All governmental consents and approvals and third party consents and approvals necessary in connection with the Loan Documents and the transactions contemplated thereby shall have been received and shall remain in full force and effect, and no action shall have been taken by any competent authority and no law or regulation shall be applicable that, in the good faith judgment of the Agent and the Lenders, restrains, prevents or imposes materially adverse conditions upon the Loan Documents and the transactions contemplated thereby.

      (b) Neither Obligor shall be subject to any statute, rule, regulation, order, writ or injunction of any court or governmental authority or agency which would materially restrict or hinder the conduct of such Obligor's business as proposed to be conducted or which would have a Material Adverse Effect. In addition, each of the Lenders shall have reasonably satisfied itself that each of the Obligors is in compliance with all applicable statutes, rules, regulations, orders, writs or injunctions of any court or governmental authority or agency the failure to comply with which, in the opinion of such Lender, could have a Material Adverse Effect.

      (c) Each Lender shall have reasonably satisfied itself that neither of the Obligors is subject to any liability for environmental or other matters, including, without limitation, litigation, governmental inquiries, injunctions or restraining orders pending or threatened which in the opinion of such Lender, could have a Material Adverse Effect.

      (d) The Agent and the Lenders shall have received the following documents, each dated the Effective Date (unless otherwise specified), each duly executed and delivered to the Agent and the Lenders, and each to be satisfactory in form and substance to the Lenders, the Agent and their counsel:

      (i)   the Notes;

      (ii) a certificate signed by the chief executive officer and chief financial officer of the Parent and the Manager of the Borrower, each certifying that (A) the representations and warranties set forth in Article 5 hereof are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date; (B) since July 31, 1996, there has been no material adverse change in the financial condition of such Obligor as set forth in the financial statement dated such date, prepared by management and reviewed by Arthur Andersen; (C) such Obligor is on such date in compliance with all the terms and conditions set forth in this Agreement on its part to be observed and performed, and (D) on the Effective Date, after giving effect to the making of the initial Loan, no Default or Event of Default has occurred or is continuing;

      (iii) a certificate of the Secretary of Parent certifying (A) that attached thereto is a true and complete copy of the Articles of Incorporation of Parent as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of the by-laws of Parent as in effect on the date of such certification; (C) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of Parent, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents; and (D) as to the incumbency and genuineness of the signatures of the officers of Parent executing this Agreement or any of the other Loan Documents;

      (iv) a copy of the Articles of Incorporation of Parent, and all restatements thereof or amendments thereto (including, without limitation, the amendment changing the Parent's name), certified as of a date close to the Effective Date, by the Secretary of State of the State of Georgia;

      (v) a certificate of the Secretary of Borrower certifying (A) that attached thereto is a true and complete copy of the Articles of Organization of Borrower as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of the Operating Declaration of Borrower, as in effect on the date of such certification; (C) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of the Manager of Borrower, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents; and (D) as to the incumbency and genuineness of the signatures of the officers of the Manager of Borrower executing this Agreement or any of the other Loan Documents;

     (vi) a copy of the Articles of Organization of Borrower, and all restatements thereof (or amendments thereto), certified as of a date close to the Effective Date by the Secretary of State of the State of Georgia;

     (vii) good standing certificates for each Obligor, certified as of a date close to the Effective Date and issued by the Secretaries of State of the States of Alabama, Georgia, Louisiana and Texas;

     (viii) copies of all filing receipts or acknowledgments issued by any governmental authority to perfect the security interests of the Agent in the Collateral and evidence in a form acceptable to the Agent that such security interests of the Agent constitute valid and perfected first priority security interests;

     (ix) certified copies of each of the casualty and liability insurance policies of Obligors, effective as of a date on or before the Effective Date, together, in the case of such casualty policies, with loss payable and mortgagee endorsements on the Agent's standard form naming the Agent as loss payee;

     (x) (A) an audited balance sheet of Parent for the fiscal year ended July 31, 1996, prepared in accordance with GAAP, accompanied by the unqualified opinion of Arthur Andersen & Co., and (B) interim unaudited financial statements of Parent dated April 30, 1997, including a balance sheet and statements of income and cash flow, for the quarter and year-to-date periods then ended, reviewed by Arthur Andersen & Co.;

     (xi)   the Amended and Restated Guaranty;

     (xii)  the Amended and Restated LLC Pledge Agreement;

     (xiii) the Amended and Restated Collateral Assignments;

     (xiv) the written opinion of Alston & Bird, counsel to the Obligors, in form and content acceptable to the Lenders;

     (xv) copies of all required regulatory approvals including, without limitation, any which may be required by regulatory authorities having jurisdiction over Borrower and any that may be required for any transactions contemplated by this Agreement or any of the other Loan Documents;

     (xvi) such other documents, instruments and agreements with respect to the transactions contemplated by this Agreement, in each case in such form and containing such additional terms and conditions as may be satisfactory to the Agent and the Lenders, and containing, without limitation, representations and warranties which are customary and usual in such documents.

      (e) The Lenders shall have executed and delivered to the Agent the signature pages to this Agreement.

      (f) Concurrently with the making of the initial Loan, Borrower shall pay all accrued fees and expenses of the Agent and the Lenders payable hereunder or under any other Loan Document (including, without limitation, that portion of the commitment fee due and payable as a condition to the Lenders' obligation to make the initial Loans hereunder as set forth in Section 3.5 hereof and the accrued fees and disbursements of counsel to the Agent).

      11.2 All Loans. The obligation of Lenders to make any Loan hereunder (including the initial Loan) shall be subject to fulfillment of the following conditions:

      (a) No Injunction. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court or other governmental agency or authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or such Loan or which in the judgment of the Majority Lenders, would make it inadvisable to make such Loan;

      (b) No Material Adverse Change. There shall not have occurred any material adverse change in the assets, liabilities, business, operations or condition (financial or otherwise) of either Obligor, or any event, condition, or state of facts which would be expected to have a Material Adverse Effect subsequent to the making of such Loan to Borrower, including, without limitation, any material adverse change in the financial condition of the Obligors from that reflected in the restated consolidated audited financial statements of Borrower dated July 31, 1996, previously furnished to the Lenders, as determined by the Majority Lenders in their sole discretion;

      (c) Solvency. The Majority Lenders shall be satisfied that, giving effect to the making of such Loan, the Obligors will be Solvent;

      (d) No Default or Event of Default. There shall exist no Default or Event of Default or any event or condition which, with the making of such Loan, would constitute a Default or Event of Default;

      (e) Representations and Warranties. All of the representations and warranties made by the Obligors hereunder shall be true and correct in all material respects as of the date of such Loan with the same force and effect as if made on and as of such date.

      (g) Payment of Fees then Payable. All of the fees then due and payable shall have been paid in full on or before such date.

      11.3 Delay in Satisfaction of Conditions Precedent. If any Lender makes a Loan prior to the fulfillment of any condition precedent set forth in this
Section 11, the making of such Loan shall constitute only an extension of time for the fulfillment of such condition and not a waiver thereof. The failure of either Obligor, for any reason, to satisfy or cause to be satisfied any such condition precedent within thirty (30) days after the date thereof shall constitute an Event of Default for all purposes under this Agreement and the Loan Documents, unless such failure is waived in writing by the Majority Lenders.

      12. THE AGENT

            12.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder with such powers as are specifically delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 12.5 hereof and the first sentence of Section 12.6 hereof shall include reference to its Affiliates and its own and its Affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any of the other Loan Documents, or in any certificate or other instrument, document or agreement referred to or provided for in, or received by any of them under, this Agreement or any of the other Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any of the other Loan Documents or for any failure by Borrower or any other Person to perform any of its obligations hereunder or thereunder; (c) subject to Section 12.3 hereof, shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other agreement, document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer complying with the terms and conditions of Section
13.3 hereof.

            12.2 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, facsimile, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Majority Lenders (unless the instructions of or consent of all of the Lenders is required hereunder), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, the Agent shall not be required to take any action which (a) the Agent reasonably believes will expose it to personal liability unless the Agent receives an indemnification satisfactory to it from the Lenders with respect to such action or (b) is contrary to this Agreement, the Notes, the other Loan Documents or Applicable Law.

            12.3 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on Loans or of Commitment Fees) unless the Agent has received notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to Section 12.7 of) take such action with respect to such Default or Event of Default as shall be directed by the Majority Lenders (unless the directions of or consent of all of the Lenders is required hereunder), provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

            12.4 Rights as a Lender. With respect to its Commitment and the Loans made by it, Creditanstalt (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Creditanstalt (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrower (and any of its Affiliates) as if it were not acting as the Agent, and Creditanstalt and its Affiliates may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

            12.5 Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Sections 13.5 or 13.13 hereof, but without limiting the obligations of Borrower under said Sections 13.5 and 13.13), for their Commitment Percentage of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other instruments, documents or agreements contemplated by or referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses which Borrower are obligated to pay under
Section 13.5 hereof but excluding, unless an Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other instruments, documents or agreements, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified. The obligations of the Lenders under this Section 12.5 shall survive the termination of this Agreement.

            12.6 Non-Reliance on Agent and other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any other instrument, document or agreement referred to or provided for herein or to inspect the properties or books of the Borrower. Except for notice, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Agent or any of its Affiliates.

            12.7 Failure to Act. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section
12.5 hereof against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

            12.8 Resignation or Removal of Agent; Co-Agent.

      (a) Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Agent may be removed at any time with cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment with thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Lender's removal of the retiring Agent, the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank which has a combined capital and surplus of at least Three Hundred Million Dollars ($300,000,000). Upon the acceptance of any appointment as Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

      (b) In the event that Applicable Law imposes any restrictions on the identity of an agent such as the Agent or requires the appointment of any co-agent in connection therewith, the Agent may, in its discretion, for the purpose of complying with such restrictions, appoint one or more co-agents hereunder. Any such Co-Agent(s) shall have the same rights, powers, privileges and obligations as the Agent and shall be subject to and entitled to the benefits of all provisions of this Agreement and the Loan Documents relative to the Agent. In addition to any rights of the Majority Lenders set forth in subsection (a) above, any such Co-Agent may be removed at any time by the Agent.

            12.9 Collateral Matters.

            (a) Authority. Each Lender authorizes and directs the Agent to enter into the Loan Documents relating to the Collateral for the benefit of the Lenders. Each Lender agrees that any action taken by the Agent or the Majority Lenders (or, where required by the express terms of this Agreement, a greater proportion of the Lenders) in accordance with the provisions of this Agreement or the other Loan Documents, and the exercise by the Agent or the Majority Lenders (or, where so required, such greater proportion) of the powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Without limiting the generality of the foregoing, the Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with this Agreement and the Loan Documents relating to the Collateral; (ii) execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by the Borrower or any of its Subsidiaries; (iii) act as collateral agent for the Lenders for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein, provided, however, the Agent hereby appoints, authorizes and directs the Lenders to act as collateral sub-agents for the Agent and the Lenders for purposes of the perfection of all security interests and Liens with respect to the Borrower's and its Subsidiaries' respective deposit accounts maintained with, and cash and other property held by, such Lender; (iv) manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interest and Liens created or purported to be created by the Loan Documents, and (vi) except as may be otherwise specifically restricted by the terms of this Agreement or any other Loan Document, exercise all remedies given to the Agent or the Lenders with respect to the Collateral under the Loan Documents, Applicable Law or otherwise.

            (b) Each Lender hereby directs, in accordance with the terms of this Agreement, the Agent to release or to subordinate any Lien held by the Agent for the benefit of the Lenders:

                  (i) against all of the Collateral, upon final and indefeasible payment in full of the Obligations and termination of this Agreement;

                  (ii) against any part of the Collateral sold or disposed of by the Borrower or any of its Subsidiaries, if such sale or disposition is permitted by Section 7.3 hereof or is otherwise consented to by the Majority Lenders, as certified to the Agent by the Majority Lenders;

                  (iii) against any part of the Collateral constituting property in which the Borrower owned no interest at the time the Lien was granted or at any time thereafter; or

                  (iv) if approved, authorized or ratified in writing by the Agent at the direction of Majority Lenders.

Each Lender hereby directs the Agent to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to Section 12.9(b) hereof promptly upon the effectiveness of any such release.

            (c) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by Majority Lenders (as set for in Section 12.9(b) hereof), each Lender agrees to confirm in writing, upon request by the Borrower, the authority to release Collateral conferred upon the Agent under clauses (i) through (iv) of Section 12.9(b) hereof. So long as no Default or Event of Default is then continuing, upon receipt by the Agent of any such written confirmation from the Majority Lenders of its authority to release any particular items or types of Collateral, and in any event upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Agreement, and upon at lease five (5) Business Days prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of Lenders herein or pursuant hereto upon such Collateral; provided, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other that the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrower in respect of) all interests retained by the Borrower, including without limitation the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

            (d) The Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to the Agent pursuant to this Agreement or any of the Loan Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 12.9 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or in any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given its own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any Lender (except to the extent of its own gross negligence or willful misconduct).

            12.10 Borrower Not a Beneficiary. The provisions of this Article 12 are solely for the benefit of the Agent and the Lenders and neither the Borrower nor any Subsidiary of the Borrower shall have any right to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as the agent of the Lenders and does not assume and shall not be deemed to have assumed any obligations or relationship of agency, trustee or fiduciary with or for the Borrower or any Subsidiary of the Borrower.

                                13. MISCELLANEOUS

      13.1 Waiver. Each and every right and remedy granted to the Lenders and the Agent under this Agreement, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lenders and the Agent, or any of them, to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Lenders and the Agent, or any of them, of any right or remedy preclude any other or future exercise thereof or the exercise of any other right or remedy. No waiver by the Lenders and the Agent of any Default or Event of Default shall constitute a waiver of any subsequent Default or Event of Default.

      13.2 Survival. All representations, warranties and covenants made herein shall survive the execution and delivery of all of the Loan Documents. The terms and provisions of this Agreement shall continue in full force and effect until all of the Obligations have been paid in full and the Commitment has been terminated in writing, whichever last occurs; provided, that Borrower's obligations under Sections 3.3, 13.5 and 13.13 hereof shall survive the repayment of the Obligations and the termination of this Agreement.

      13.3 Assignments; Successors and Assigns.

      (a) This Agreement and the Loan Documents shall be binding upon, and inure to the benefit of, the successors of the Lenders and the Agent, the permitted successors of the Obligors, and the respective assigns, transferees and endorsees of the Lenders and the Agent. No Person shall be deemed to be a third-party beneficiary of any of the provisions of this Agreement or the Loan Documents or otherwise have any rights by reason of any provisions of this Agreement or the Loan Documents.

      (b) Each Lender may, in the ordinary course of its commercial banking business and in accordance with the applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loans owing to such Lender, any of the Notes held by such Lender, such Lender's Commitment hereunder or any other interests of such Lender hereunder. Each Obligor agrees that each Participant shall be entitled to the benefits of
Section 13.13 hereof with respect to its participation; provided, that, no Participant shall be entitled to receive any greater amount pursuant to such Section than such Lender would have been entitled to receive in respect of the amount of the participation transferred by such Lender to such Participant had no such transfer occurred.

      (c) Each Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time assign, pursuant to an Assignment and Acceptance Agreement substantially in the form of Exhibit F attached hereto and incorporated herein by reference, without either Obligor's consent to one or more banks having unimpaired capital and surplus of $250,000,000 or more or may assign with the Borrower's consent (which shall not be unreasonably withheld) to any other entities (in either case, "Assignees") all or any part of any Loans owing to such Lender, any of the Notes held by such Lender, such Lender's Commitment or any other interest of such Lender hereunder; provided, however, that any such assignment shall be in a minimum principal amount of $1,000,000 or, if less, the sum of (a) the principal amount outstanding under such Lender's Term Note Plus (b) such Lender's Commitment. The

Obligors, the Agent and the Lenders agree that to the extent of any assignment the Assignee shall be deemed to have the same rights and benefits with respect to the Obligors under this Agreement and any of the Notes as it would have had if it were the "Lender" hereunder on the date hereof and the assigning Lender shall be released from its Commitment and other obligations hereunder, to the extent of such assignment.

      (d) Each Obligor authorizes each Lender to disclose to any Participant or Assignee ("Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Obligors which has been delivered to such Lender by either Obligor pursuant to this Agreement or which has been delivered to such Lender by either Obligor in connection with such Lender's credit evaluation of the Obligors prior to entering into this Agreement.

      (e) Any Lender shall be entitled to have any Note held by it subdivided in connection with a permitted assignment of all or any portion of such Note and the respective Loans evidenced thereby pursuant to Section 13.3(c) above. In the case of any such subdivision, the new Note (the "New Note") issued in exchange for a Note previously issued hereunder (the "Old Note") (i) shall be dated the date of such assignment, (ii) shall be otherwise duly completed, and (iii) shall bear a legend, to the effect that such New Note is issued in exchange for such old Note and that the indebtedness represented by such Old Note shall not have been extinguished by reason of such exchange.

      (f) If, pursuant to this Section 13.3, any interest in this Agreement or any of the Notes is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the Lender making such transfer shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to such Lender (for the benefit of such Lender and the Obligors) that under applicable law and treaties no taxes will be required to be withheld by such Lender or either Obligor with respect to any payments to be made to such Transferee hereunder or in respect of the Loans,
(ii) to furnish to such Lender and the Obligors either United States Internal Revenue Service Form 4224 or United States Internal Revenue Service Form 1001 (wherein such Transferee claims entitlement to complete exemption from United States federal withholding tax on all payments hereunder), and (iii) to agree (for the benefit of such Lender and the Obligors) to provide such Lender and the Obligors a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption; provided, however, that with respect to any Transferee organized under the laws of any jurisdiction other than the United States or any State thereof, such Transferee shall have an office in the United States.

      (g) Neither Obligor shall be permitted to assign its interest in this Agreement or any Loan Document without the prior written consent of the Agent and the Lenders.

      (h) Each the Lenders and the Agent agrees to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by either Obligor pursuant to this Agreement which is identified by the Obligors as being confidential at the time the same is delivered to such Person, provided that nothing herein shall limit the disclosure of any such information (i) the extent required by statute, rule, regulation or judicial process, (ii) to counsel for the Agent or any Lender,
(iii) to bank examiners, auditors or accountants, (iv) in connection with any litigation to which any Lender or the Agent is a party, or (v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees to keep such nonpublic information confidential to the same extent as provided in this paragraph with respect to the Agent or such Lender.

      13.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement. Any signature page to this Agreement may be witnessed by a telecopy or other facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

      13.5 Expense Reimbursement. The Obligors, jointly and severally, agree to reimburse the Agent for all of the Agent's expenses incurred in connection with the negotiation, preparation, execution, delivery, modification, regular review, administration and enforcement of this Agreement, the Notes and the other Loan Documents, including, without limitation, audit costs, appraisal costs, the cost of searches, filings and filing fees, taxes and the fees and disbursements of Agent's attorneys, Messrs. Troutman Sanders LLP, and any counsel retained by them. The Obligors, jointly and severally, further agree to reimburse the Agent and each Lender for all costs and expenses incurred by the Agent or such Lender (including, without limitation, attorneys' fees and disbursements) to: (i) commence, defend or intervene in any court proceeding; (ii) file a petition, complaint, answer, motion or other pleading, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to the Collateral or this Agreement, the Notes or any of the other Loan Documents;
(iii) protect, collect, lease, sell, take possession of, or liquidate any of the Collateral; (iv) attempt to enforce any security interest in any of the Collateral or any guarantee of the Obligations or to seek any advice with respect to such enforcement; and (v) enforce any of such Lender's or the Agent's rights to collect any of the Obligations. The Obligors, jointly and severally, also agree to pay, and to save harmless the Agent and the Lenders from any delay in paying, any intangibles, documentary stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Agreement, the Notes or any of the other Loan Documents, or the recording of any thereof, or in any modification hereof or thereof. Additionally, the Obligors, or either of them, shall pay to any Lender or the Agent on demand any and all fees, costs and expenses which such Lender or the Agent pays to a bank or other similar institution arising out of or in connection with (a) the forwarding to Borrower or any other Person, on Borrower's behalf, by the Agent or such Lender of proceeds of any Loan and (b) the depositing for collection by the Agent or such Lender of any check or item of payment received by or delivered to the Agent or such Lender on account of the Obligations. All fees, costs and expenses provided for in this Section 13.5 may, at the option of the Lenders and the Agent, be charged as Revolving Credit Loans to Borrower's revolving loan accounts with the Lenders provided for in Section 2.1 hereof. The Obligors' obligations under this Section 13.5 shall survive the termination of this Agreement and the repayment of the Obligations.

      13.6 Severability. If any provision of this Agreement or any of the Loan Documents or the application thereof to any party thereto or circumstances shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement or such Loan Document and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      13.7 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been given or made when (a) delivered by hand, (b) sent by telex or facsimile transmitter (with receipt confirmed), provided that a copy is mailed by certified mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other overnight delivery service (receipt requested), in each case to the appropriate addresses, telex numbers, facsimile numbers designated for a party at the "Address for Notices" specified below its name on the signature pages hereto or to such other addresses as may be designated hereafter in writing by the respective parties hereto.

      13.8 Entire Agreement; Amendment. This Agreement and the Loan Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings and agreements between such parties in respect of such subject matter. Neither this Agreement nor any provision hereof may be changed, waived, discharged, modified or terminated except pursuant to a written instrument signed by the Obligors, the Agent and the Majority Lenders; provided, however, that no such amendment, waiver, discharge, modification or termination shall, except pursuant to an instrument signed by Obligors, and all of the Lenders, (a) increase the amount of, extend the term of, or extend the time or waive any requirement for the termination of, the Commitment; (b) extend the date fixed for the scheduled payment of principal of, or interest on, any Loan; (c) reduce the amount of any scheduled payment of principal of, or the rate of interest on, any Loan; (d) reduce any fee payable hereunder; (e) alter the terms of this Section 13.8; (f) release any guarantor of the Obligations; (g) reduce the Commitment of any Lender in any manner which would change such Lender's Commitment Percentage; or
(h) amend the definitions of the term "Majority Lenders" or "Commitment Percentage" set forth in Section 1.1 hereof; provided, further, that any amendment, waiver, discharge modification or termination of any provision of
Section 12 hereof, or which increases the obligations of the Agent hereunder and under the Loan Documents, shall require the written consent of the Agent.

            Anything in this Agreement to the contrary notwithstanding, if any Lender shall fail to fulfill its obligations to make any Loan hereunder then, for so long as such failure shall continue, such Lender shall (unless the Majority Lenders, determined as if such Lender were not a "Lender" hereunder, shall otherwise consent in writing) be deemed for all purposes relating to amendments, modifications, waivers or consents under this Agreement or the Notes (including, without limitation, under this Section 13.8) to have no Loans or Commitment, shall not be treated as a "Lender" hereunder when performing the computation of Majority Lenders, and shall have no rights under the preceding paragraph of this Section 13.8; provided that any action taken by the other Lenders with respect to the matters referred to in clauses (a) through (h) of the preceding paragraph shall not be effective as against such Lender.

      13.9 Time of the Essence. Time is of the essence in this Agreement and the other Loan Documents.

      13.10 Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

      13.11 Lenders, Agent Not Joint Venturers. Neither this Agreement, the Loan Documents, any agreements, instruments, documents executed and delivered pursuant hereto or thereto or in connection herewith or therewith, nor any of the transactions contemplated hereby or thereby shall in any respect be interpreted, deemed or construed as making any Lender or the Agent a partner or joint venturer with either Obligor or as creating any similar relationship or entity, and each Obligor agrees that it will not make any assertion, contention, claim or counterclaim to the contrary in any action, suit or other legal proceeding involving any Lender, the Agent and the Obligors, or any of them.

      13.12 Cure of Defaults by Lenders. If, hereafter, either Obligor defaults in the performance of any duty or obligation to any third party, any Lender may, at its option, but without obligation, cure such default and any costs, fees and expenses incurred by such Lender in connection therewith including, without limitation, for payment on mortgage or note obligations, for the purchase of insurance, the payment of taxes and the removal or settlement of Liens and claims, shall be included in the Obligations and be secured by the Collateral.

      13.13 Indemnity. In addition to any other indemnity provided for herein, the Obligors, jointly and severally, hereby indemnify the Agent and each Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Agent or such Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person (other than the Obligors, or either of them) with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the other Loan Documents, whether or not the Agent or such Lender is a party thereto, except to the extent that any of the foregoing arises out of gross negligence or willful misconduct of the Agent or such Lender, as the case may be. Additionally, the Obligors, jointly and severally, hereby indemnify and hold the Agent and each of the Lenders harmless from all loss, cost (including, without limitation, fees and disbursements of counsel), liability and damage whatsoever incurred by the Agent and the Lenders by reason of any violation of any applicable Environmental Laws for which either Obligor or any of their respective Affiliates or predecessors has any liability or which occurs upon any real estate owned by or under the control of either Obligor or any of their respective Affiliates or predecessors, or by reason of the imposition of any governmental Lien for the recovery of environmental cleanup costs expended by reason of such violation. The Obligors' obligations under this Section shall survive the termination of this Agreement and the repayment of the Obligations.

      13.14 Termination Statements. The Obligors acknowledge and agree that it is the Obligors' intent that all financing statements filed hereunder shall remain in full force and effect until the Commitment shall have been terminated in accordance with the provisions hereof, even if, at any time or times prior to such termination, no loans or Loans shall be outstanding hereunder. Accordingly, each Obligor waives any right which it may have under Section 9-404(l) of the UCC to demand the filing of termination statements with respect to the collateral, and agrees that the Agent shall not be required to send such termination statements to the Obligors, or to file them with any filing office, unless and until the Commitment shall have been terminated in accordance with the terms of this Agreement and all Obligations paid in full in immediately available funds. Upon such termination and payment in full, the Agent shall execute appropriate termination statements and deliver the same to Borrower.

      13.15 Governing Law; Jurisdiction. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OBLIGOR HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (B) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT AND THE LOAN DOCUMENTS; AND (C) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST EITHER OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION.

      13.16 Waiver of Jury Trial. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, EACH OF THE OBLIGORS, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS AGREEMENT, ANY

OF THE NOTES, ANY OF THE OTHER LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER OBLIGOR, THE AGENT OR THE LENDERS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS TO MAKE THE LOANS TO BORROWER.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, Parent, Borrower, the Agent and the Lenders have caused their duly authorized officers or other representatives to set their hands and seals as of the day and year first above written.

                                            "Parent"

                                            SATELLINK COMMUNICATIONS,
                                            INC., a Georgia corporation


                                            By: /s/ Jerry W. Mayfield
                                                --------------------------------
                                                Jerry W. Mayfield
                                                President


                                            Attest: /s/ Daniel D. Lensgraf
                                                    ----------------------------
                                                    Daniel D. Lensgraf
                                                    Senior Vice President of
                                                    Finance and Administration
                                                    and Chief Financial Officer

                                                    [CORPORATE SEAL]

                                            Address for Notices:

                                            Satellink Communications, Inc.
                                            1325 Northmeadow Parkway
                                            Suite 120
                                            Roswell, Georgia 30076
                                            Attn: Daniel D. Lensgraf
                                            Facsimile Number: (770) 664-2651

                                            with a copy to:

                                            Alston & Bird
                                            One Atlantic Center
                                            1201 West Peachtree Street
                                            Atlanta, Georgia 30309-3424
                                            Attn: Sidney J. Nurkin
                                            Facsimile Number: (404) 881-7777

                       (Signatures Continued On Next Page)

                    (Signatures Continued From Previous Page)

                                            "Borrower"

                                            SATELLINK PAGING, LLC,
                                            a Georgia limited liability company

                                            By: Satellink Communications, Inc.,
                                                   Its Manager


                                            By: /s/ Jerry W. Mayfield
                                                --------------------------------
                                                Jerry W. Mayfield
                                                President


                                            Attest: /s/ Daniel D. Lensgraf
                                                    ----------------------------
                                                    Daniel D. Lensgraf
                                                    Senior Vice President of
                                                    Finance and Administration
                                                    and Chief Financial Officer

                                                    [CORPORATE SEAL]

                                            Address for Notices:

                                            c/o Satellink Communications, Inc.
                                            1325 Northmeadow Parkway
                                            Suite 120
                                            Roswell, Georgia 30076
                                            Attn: Daniel D. Lensgraf
                                            Facsimile Number: (770) 664-2651

                                            with a copy to:

                                            Alston & Bird
                                            One Atlantic Center
                                            1201 West Peachtree Street
                                            Atlanta, Georgia 30309-3424
                                            Attn: Sidney J. Nurkin
                                            Facsimile Number: (404) 881-7777

                       (Signatures Continued On Next Page)

                    (Signatures Continued From Previous Page)

                                            "AGENT"

                                            CREDITANSTALT-BANKVEREIN


                                            By: /s/ Robert M. Biringer
                                                --------------------------------
                                                Robert M. Biringer
                                                Executive Vice President


                                            By: /s/ Craig Stamn
                                                --------------------------------
                                                Name: Craig Stamn
                                                Title: Sr Associate

                                            Address for Notices:

                                           Creditanstalt-Bankverein
                                           2 Greenwich Plaza
                                           Fourth Floor
                                           Greenwich, Connecticut 06830
                                           Attn: Lisa Bruno
                                           Facsimile Number: (203) 861-6594

                                           with copies to:

                                           Creditanstalt-Bankverein
                                           Two Ravinia Drive
                                           Suite 1680
                                           Atlanta, Georgia 30346
                                           Attn: Robert M. Biringer
                                           Facsimile Number: (770) 390-1851

                                           and

                                           Troutman Sanders
                                           600 Peachtree Street, N.E.
                                           Suite 5200
                                           Atlanta, Georgia 30308-2216
                                           Attn: Hazen H. Dempster, Esq.
                                           Facsimile Number: (404) 885-3900

                       (Signatures Continued On Next Page)

                   (Signatures Continued From Previous Page)

                                           "LENDER"

                                           CREDITANSTALT-BANKVEREIN


                                           By: /s/ Robert M. Biringer
                                                --------------------------------
                                               Robert M. Biringer
                                               Executive Vice President


                                           By: /s/ Craig Stamn
                                                --------------------------------
                                               Name: Craig Stamn
                                               Title: Sr Associate

                                               Amount of Commitment: $10,200,000

                                               Amount of Term Loan: $4,800,000

                                           Address for Notices:
                                           Creditanstalt-Bankverein
                                           2 Greenwich Plaza
                                           Fourth Floor
                                           Greenwich, Connecticut 06830
                                           Attn: Lisa Bruno
                                           Facsimile Number: (203) 861-6594

                                           with copies to:

                                           Creditanstalt-Bankverein
                                           Two Ravinia Drive
                                           Suite 1680
                                           Atlanta, Georgia 30346
                                           Attn: Robert M. Biringer
                                           Facsimile Number: (770) 390-1851

                                           and

                                           Troutman Sanders
                                           600 Peachtree Street, N.E.
                                           Suite 5200
                                           Atlanta, Georgia 30308-2216
                                           Attn: Hazen H. Dempster, Esq.
                                           Facsimile Number: (404) 885-3900

                       (Signatures Continued On Next Page)

                    (Signature Continued From Previous Page)

                                           "LENDER"

                                           FINOVA CAPITAL CORPORATION


                                           By: /s/ David A. Meier
                                               --------------------------------
                                           David A. Meier
                                           Vice President

                                           Amount of Commitment: $6,800,000

                                           Amount of Term Loan: $3,200,000

                                          Address for Notices:

                                          FINOVA Capital Corporation
                                          1850 North Central Avenue
                                          Phoenix, Arizona 85004
                                          Attn: Vice President, Law
                                          Facsimile Number (602) 207-5036

                                          with copies to:

                                          FINOVA Capital Corporation
                                          311 S. Wacker Drive
                                          Suite 4400
                                          Chicago, Illinois 60606-6618
                                          Attn: Portfolio Manager
                                          Facsimile Number: (312) 322-3533

                                  Schedule 1.1

                              FM Station Agreements

Borrower

1. Standard Subcarrier Lease Agreement dated October 19, 1988, by and between Satellink Paging Inc. and WGOV, Incorporated, the licensee of radio station WAAC-FM, licensed in the city of Valdosta, Georgia.

2. Standard Subcarrier Lease Agreement dated March 20, 1990, by and between Satellink Paging Inc. and Marathon Communications, Inc., the licensee of radio station WAVH-FM, licensed in the city of Mobile, Alabama.

3. Standard Subcarrier Lease Agreement dated April 18, 1989, by and between Satellink Paging Inc. and Rowland Radio, Inc. the licensee of radio station WBGA-FM, licensed in the city of Waycross, Georgia.

4. Standard Subcarrier Lease Agreement dated April 1, 1988, by and between Satellink Paging Inc. and M & M Partners, the licensee of radio station WNKS-FM, licensed in the city of Columbus, Georgia.

5. Standard Subcarrier Lease Agreement dated August 16, 1988, by and between Satellink Paging Inc. and South Georgia Broadcasting, Inc., the licensee of radio station WBYZ-FM, licensed in the city of Baxley, Georgia.

6. Standard Subcarrier Lease Agreement dated May 4, 1989, by and between Satellink Paging Inc. and Arrow Communications Inc., the licensee of radio station WFFX-FM, licensed in the city of Tuscaloosa, Alabama.

7. Standard Subcarrier Lease Agreement dated May 31, 1989, by and between Satellink Paging Inc. and HVS Partners, the licensee of radio station WGUS-FM, licensed in the city of Augusta, Georgia.

8. Standard Subcarrier Lease Agreement dated August 16, 1988, by and between Satellink Paging Inc. and Anniston Radio, Inc., the licensee of radio station WHMA-FM, licensed in the city of Anniston, Alabama.

9. Standard Subcarrier Lease Agreement dated June 30, 1989, by and between Satellink Paging Inc. and Wolff Broadcasting Corp., the licensee of radio station WIJK-FM, licensed in the city of Evergreen, Alabama.

10. Standard Subcarrier Lease Agreement dated April 18, 1989, by and between Satellink paging and Colonial Broadcasting Inc., the licensee of radio station WLWI-FM, licensed in the city of Montgomery, Alabama.

11. Standard Subcarrier Lease Agreement dated March 9, 1990, by and between Satellink Paging Inc. and Colquitt Broadcasting Company, the licensee of radio station WMTM-FM, licensed in the city of Moultrie, Georgia.

12. Standard Subcarrier Lease Agreement dated March 20, 1989, by and Between Satellink Paging Inc. and WDEB TV: Woods Communications Group Inc., the licensee of radio station WTVY-FM, licensed in the city of Dothan, Alabama.

13. Standard Subcarrier Lease Agreement dated December 12, 1988, by and between Satellink Paging Inc. and Gulf Atlantic Media of Georgia, Inc., the licensee of radio station WZAT-FM, licensed in the city of Savannah, Georgia.

14. Standard Subcarrier Lease Agreement dated August 16, 1989, by and between Satellink Paging Inc. and Broadcast Investment Associates Inc., the licensee of radio station WTSH-FM, licensed in the city of Rockmart, Georgia.

15. Agreement to Lease SCA Subcarrier dated May 1, 1988, by and between All America Communications Corporation and Provident Broadcasting Company, the licensee of WVFJ-FM.

16. Agreement to Lease SCA Subcarrier dated September 15, 1987, by and between All America Communications Corporation and Clarke Broadcasting Corporation, the licensee of WNGC-FM.

17. Agreement to Lease SCA Subcarrier dated November 5, 1987, by and between All American Communications Corporation and Piedmont Communications Corporation, the licensee of WPEZ-FM.

18. Standard Subcarrier Lease Agreement dated April 15, 1993, by and between Satellink Paging Inc. and E. H. Darby, the licensee of radio station WVNA-FM, licensed in the city of Tuscumbia, Alabama.

19. Standard Subcarrier Lease Agreement dated July 19, 1993, by and between Satellink Paging Inc. and WMCD-Statesboro, Georgia, the licensee of radio station WMCD-FM, licensed in the city of Statesboro, Georgia.

20. Standard Subcarrier Lease Agreement dated August 1, 1993, by and between Satellink Paging Inc. and Albany Broadcasting Company, Inc., the licensee of radio station WGPC-FM, licensed in the city of Albany, Georgia.

21. Standard Subcarrier Lease Agreement dated December 1, 1993, by and between Satellink Paging Inc. and Sonic Broadcasting L. P. - Fund I, the licensee of radio station WLET-FM, licensed in the city of Toccoa, Georgia.

22. Standard Subcarrier Lease Agreement dated February 1, 1994, by and between Satellink Paging Inc. and Mountain Lakes Broadcasting LLC, the licensee of radio station WDRM-FM, licensed in the city of Hunstville, Alabama.

23. Standard Subcarrier Lease Agreement dated February 4, 1994, by and between Satellink Paging Inc. and Radio Communications, Inc., the licensee of radio station WINL-FM, licensed in the city of Linden, Alabama.

24. Standard Subcarrier Lease Agreement dated November 9, 1994, by and between Satellink Paging Inc. and Birmingham Communications, Inc., the licensee of radio station WODL-FM, licensed in the city of Birmingham, Alabama.

25. Standard Subcarrier Lease Agreement dated January 31, 1995, by and between Satellink Paging Inc. and P & T Broadcasting, Inc., the licensee of radio station WLOV-FM, licensed in the city of Washington, Georgia.

26. Standard Subcarrier Lease Agreement dated March 9, 1995, by and between Satellink Paging Inc. and Stewart Broadcasting, the licensee of radio station WYNR-WGIG-FM, licensed in the city of Brunswick, Georgia.

27. Standard Subcarrier Lease Agreement dated April 16, 1995, by and between Satellink Paging Inc. and Tel-Dodge Broadcasting, the licensee of radio station WZNY-FM, licensed in the city of Augusta, Georgia.

28. Standard Subcarrier Lease Agreement dated April 16, 1995, by and between Satellink Paging Inc. and State Broadcasting Corp., the licensee of radio station WQZY-FM, licensed in the city of Dublin, Georgia.

29. Standard Subcarrier Lease Agreement dated April 16, 1995, by and between Satellink Paging Inc. and Savanah Valley Broadcasting, the licensee of radio station WZNY-FM, licensed in the city of Augusta, Georgia.

30. SCA Transmission Agreement dated February 22, 1989, by and between Satellink Paging Inc. and Jacor Broadcasting of Atlanta, Inc.

                                  Schedule 1.2
                                Lease Agreements

Parent

1. Lease Agreement, dated April 2, 1992, by and between Northmeadow Associates Joint Venture and Satellink Paging Inc.

2. Office Service Center Lease, dated July 20, 1994, by and between Tynes Development Corporation and Satellink Paging Inc.

3. Lease, dated October 11, 1991, by and between Dan Stallings and Satellink Paging Inc.

4. Standard Texas Business Complex Lease, dated March 30, 1994, by and between R&B EXECUTIVE INVESTMENTS - GREAT SOUTHWEST ASSOCIATES, a California Limited Partnership and CR, Inc. a Texas Corporation.

5. Shopping Center Lease dated March 31, 1997 by and between Satellink Paging, LLC and Woodmen Of The World Life Insurance Society.

6. Lease Agreement, dated November 1, 1996, by and between Ken Patton and Satellink Paging, Inc. (Baton Rouge)

7. Modification of Lease Agreement, dated May 1, 1997, by and between Perlis Realty Company and Dr. Arthor Gabel and David C. Drexler (Cordele)

8. Communications Site Access Agreement, (Newnan, GA) dated May 12, 1995, by and between Grid-Site Services, Inc. and Atlanta Voice Page, Inc.

9. Communications Site Access Agreement, (Tyrone, GA) dated November 23, 1994, by and between Grid-Site Services, Inc. and Atlanta Voice Page, Inc.

10.  Lease Agreement for Radio Broadcasting Antenna & Base Cabinet, (Atlanta,
     GA) dated March 30, 1990, by and between First Bank Building Corp. and Atlanta Voice Page, Inc.

11. Telecommunications Terminal Site Access Agreement, (Mableton, GA) dated March 30, 1990 by and between Frank L Hicks and Atlanta Voice Page, Inc.

12. Antenna Site Licenses Between Motorola, Inc, and Atlanta Voice Page, Inc for the following locations:

     A.   Ravinia III, Atlanta, GA
     B.   Griffin/Sunnyside, Griffin, GA
     C.   Sawnee Mountain, Cumming, GA
     D.   Highpoint Tower, Snellville, GA

                                  Schedule 1.3
                                Permitted Liens

Fulton County, Georgia

Debtor:              Satellink Paging Inc.
Secured Party:       Advanta Leasing Corp.
File No.:            768418
Collateral:          Leased NEWB Equipment; Lease No. 60435


Debtor:              Satellink Paging Inc.
Secured Party:       Modern Office Machines
File No.:            774430
Collateral:          Canon NP 2015s Copier Serial No. CJH 07208

Debtor:              Satellink Paging Inc.
Secured Party:       American Business Credit Corporation
File No.:            807954
Collateral:          Minolta 5420 copier and related equipment S/# 311841

Debtor:              Satellink Paging Inc.
Secured Party:       Advanta Leasing Corp.
File No.:            819356
Collateral:          Minolta Copier and Related Equipment S/# 317909

Debtor:              Satellink Paging Inc.
Secured Party:       Siemens Credit Corporation
File No.:
Collateral:          Seimens 9751 Model 30 EX and Related Equipment


Montgomery County, Alabama

Debtor:              Satellink Paging Inc.
Secured Party:       Advanta Leasing Corp.
File No.:            819356
Collateral:          Minolta Copier and Related Equipment S/# 317907

                                  Schedule 5.2

           Chief Executive Offices; Business and Collateral Locations

   Chief Executive Office and Principal Place of Business Parent and Borrower

1325 Northmeadow Parkway
Suite 120
Roswell, Georgia 30076

         Sales Offices

1100 Northmeadow Parkway
Suite 100
Roswell, GA 30076

Albany, GA 31707

2100 Riverchase Center
Suite 220
Birmingham, AL 35244

2100 Highway 360
Building 2/Suite 205
Grand Prairie, TX 75050

11740 Coursey Blvd.
Suite F1
Baton Rouge, LA 78106

1207A 16th Ave East
Cordele, GA 31015

1740W Gordon Street
Valdosta, GA 31602

                         Collateral Locations - Borrower

     Collateral may be located at the Borrower's Chief Executive Office and at various locations in Alabama, Georgia, and South Carolina, as provided for in those certain subcarrier lease agreements to which the Borrower may be a party from time to time, including, without limitation, the following subcarrier lease agreements and corresponding transmitter locations:

Provident Broadcasting Co. (WVFJ)
P.O. Box 510
Route 1, Box 410 West
Manchester, Georgia 31816

M&M Partners (WNKS)
P.O. Box 687
1826 Wynnton Road
Columbus, Georgia 31902
    Transmitter Site: Cusseta, Georgia

South Georgia Broadcasting Inc. (WBYZ)
Highway 341 South
P.O. Box 389
Baxley, Georgia 31513
    Transmitter Site: Griffin Road

Gram Corporation (WGOV, Inc.)
P.O. Box 1167
Stone Mountain, Georgia 30086
    Transmitter Site: Highway 84 West, Valdosta, Georgia

Gulf Atlantic Media of GA, Inc. (WZAT/WSGA)
P.O. Box 8247
Savannah, Georgia 31412
    Transmitter Site: State Highway 204, 24 KM
                      West of Savannah

Piedmont Communications Corp. (WPEZ)
544 Mulberry Street, Suite 700
Macon, Georgia 31201
    Transmitter Site: WMGT, Channel 41 Tower Site, Cochran
                      Short Route, Macon, Georgia

Anniston Radio, Inc. (WHMA)
P.O. Box 278
Anniston, Alabama 36202
    Transmitter Site: Top of ColdWater Peak

Woods Community Group (WTVY)
P.O. Box 1089
Dothan, Alabama 36302
    Transmitter Site: Webb, Alabama

Jacor Broadcasting (WPCH)
550 Pharr Road, N.E.
Atlanta, Georgia 30363
    Transmitter Site: 1800 Briarcliff Road, Atlanta

Colquitt Broadcasting (WMTM)
P.O. Box 788, WMTM Road
Moultrie, Georgia 31776

Colonial Broadcasting, Inc. (WIWI)
P.O. Box 4999
Montgomery, Alabama 36195
    Transmitter Site: 1200 Dun Baron Road, Montgomery, Alabama 36117

Clark Broadcasting Corp. (WNGC)
850 Bobbin Mill Road
Athens, Georgia 30610
    Transmitter Site: Neese, Georgia

Rowland Radio, Inc. (WBGA)
254 Highway 84
Brunswick, Georgia 31520
    Transmitter Site: Hickox, Georgia

HVS Partners (WGUS)
P.O. Box 1475
Augusta, Georgia 30913
    Transmitter Site: 500 Carolina Springs Road, North
                      Augusta, South Carolina

Arrow Communications, Inc. (WFFX)
P.O. Box 2000
Tuscaloosa, Alabama 35403
         Transmitter Site:  205 15th Street East, Tuscaloosa, Alabama

WVNA
509 N. Main Street
Tuscumbia, AL 35674

WMCD - Statesboro
P.O. Box 958
Statesboro, GA 30458

Albany Broadcasting Company, Inc. (WGPC)
2011 Gillionville Road
Albany, GA 31707

Sonic Broadcasting L. P. Fund I (WLET)
340 Jesse Jewell Parkway - Suite 525
Gainsville, GA 30501

Mountain Lakes Broadcasting LLC (WDRM)
401 14th Street S. E.
Decatur, AL 35601
Radio Communications, Inc. (WINL)
110 West 8th Avenue
Linden, AL 36748

Birmingham Communications, Inc. (WODL)
530 Beacon Parkway, West
Suite 300
Birmingham, AL 35209

P & T Broadcasting, Inc. (WLOV)
P. O. Box 266
Lexington, GA 30648

Stewart Broadcasting (WYNR-WGIG)
117 Marina Drive
St. Simons Island, GA 31522
WAAC
P. 0. Box 1207
Valdosta, GA 31603

Colonial Broadcasting Inc. (WLWI)
P. 0. Box 4999
Montgomery, AL 36195

IJK
P.O. Box
Evergreen, AL 36401

Broadcasting Investment Association (WTSH)
20 Davenport Drive
Rome GA 30161

Scott McElroy (WAVH)
P. O. Box
Mobile, AL 36616

Savanah Valley Broadcasting
1305 Georgia Avenue
North Augusta, SC

                                  Schedule 5.5
                       Litigation and Related Proceedings

None

                                  Schedule 5.8
                                Intangible Assets

Radio station license; call sign WNZK555, frequency 462.825 (Baton Rouge, LA) FCC Licenses of Parent as attached hereto.

Federal Communications Commission
Gettysburg, PA 17325-7245     RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name: SATELLINK PAGING LLC

Radio Service: IB BUSINESS                        License Issue Date: 05/06/1997
Call Sign: WPJZ339 File Number: 9608D050911 License Expiration Date: 12/19/2006 Frequency Advisory No./Service Area:

                                                                  Pagers -20000*

                                                 970506A   8   1 2A

     SATELLINK PAGING LLC
     1325 NORTH MEADOW PARKWAY SUITE 120
     ROSWELL GA 30076

                                                         REGULATORY STATUS: CMRS
----------------------------------------------------------------------------------------------------------
                                   Station Technical Specifications
----------------------------------------------------------------------------------------------------------
                                               Output
FCC  Frequencies  Station  No. of   Emission    Power     E.R.P.   Ground  Ant. Hgt.  Antenna   Antenna
I.D.    (MHz)      Class   Units   Designator  (Watts)   (Watts)   Eleva    To Tip   Latitude  Longitude
----------------------------------------------------------------------------------------------------------
B:     75.78000     FXO      1      20K0F1D    125.000   250.000     356     120     34-03-27  084-18-19
                                    20K0F2D                       HAAT       161
                                    20K0F3E
       75.88000     FXO      1      20K0F1D    125.000   250.000             120
                                    20K0F2D
                                    20K0F3E
C:     75.78000     FXO      1      20K0F1D    125.000   250.000     512      51     34-04-00  084-27-10
                                    20K0F2D                       HAAT       209
                                    20K0F3E
       75.88000     FXO      1      20K0F1D    125.000   250.000              51
                                    20K0F2D
                                    20K0F3E
D:     75.78000     FXO      1      20K0F1D    125.000   250.000     512      46     34-04-00  084-27-10
                                    20K0F2D                       HAAT       209
                                    20K0F3E
       75.88000     FX0      1      20K0F1D    125.000   250.000              46
                                    20K0F2D
                                    20K0F3E
     TRANSMITTER STREET ADDRESS                           CITY                       COUNTY       STATE

B:   114O5 N FULTON BLVD                                  ALPHARETTA                 FULTON       GA
C:   SWEAT MOUNAIN TOP WIGLE RD                           MARIETTA                   COBB         GA
D:   SWEAT MOUNAIN TOP WIGLE RD                           MARIETTA                   COBB         GA

PAINTING AND LIGHTING SPECIFICATIONS
SITE B: SEE ATTACHED FORM 715/715A PARAGRAPHS:                  1 3 4 13 21 22
SITE C: SEE ATTACHED FORM 715/715A PARAGRAPHS:                  1 3 4 13 21 22

CONTROL POINTS: 1325 NORTHMEADOW PKY STE 120 ROSWELL GA
CONTROL POINT PHONE: 770-625-2699
ASSOCIATED CALLSIGN: WNRF458

----------------------------------------------------------------------------------------------------------
                                                                                             PAGE 1 OF 2

[LOGO] FEDERAL             -----------------------------------------------------
       COMMUNICATIONS      This authorization becomes invalid and must be
       COMMISSION          returned to the Commission if the stations are not
                           placed in operation within eight months, unless an
                           extension of time has been granted. EXCEPTIONS: 1)
                           800 MHz trunked and certain 900 MHz station licenses
                           cancel automatically if not constructed within 1 year
                           2) IVDS authorizations automatically cancel if
                           service is not made available in accordance with
                           Section 95.833(a) of the Commission's Rules 3) There
                           are no time limitations for placing GMRS stations in
                           operation.
                           -----------------------------------------------------
                                                            FCC 574-L April 1995

Federal Communications Commission
Gettysburg, PA 17325-7245                 RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name: SATELLINK PAGING LLC

Radio Service: IB BUSINESS                        License Issue Date: 05/06/1997
Call Sign: WPJZ339 File Number: 9608D050911 License Expiration Date: 12/19/2006 Frequency Advisory No./Service Area

                                                                  Pagers -20000*

                                                  970506A   8   2   2A
     SATELLINK PAGING LLC
     1325 NORTH MEADOW PARKWAY SUITE 120
     ROSWELL GA 30076

                                                         REGULATORY STATUS: CMRS
----------------------------------------------------------------------------------------------------------
                                   Station Technical Specifications
----------------------------------------------------------------------------------------------------------
                                               Output
FCC  Frequencies  Station  No. of   Emission    Power     E.R.P.   Ground  Ant. Hgt.  Antenna   Antenna
I.D.    (MHz)      Class   Units   Designator  (Watts)   (Watts)   Eleva    To Tip   Latitude  Longitude
----------------------------------------------------------------------------------------------------------

The latitude/1ongitude  are authorized in North American Datum 1927 (NAD27).
Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.


EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S) SET OUT IN PART 2
OF THE COMMISSION'S RULES.
----------------------------------------------------------------------------------------------------------
                                                                                             PAGE 2 OF 2

[LOGO] FEDERAL             -----------------------------------------------------
       COMMUNICATIONS      This authorization becomes invalid and must be
       COMMISSION          returned to the Commission if the stations are not
                           placed in operation within eight months, unless an
                           extension of time has been granted. EXCEPTIONS: 1)
                           800 MHz trunked and certain 900 MHz station licenses
                           cancel automatically if not constructed within 1 year
                           2) IVDS authorizations automatically cancel if
                           service is not made available in accordance with
                           Section 95.833(a) of the Commission's Rules 3) There
                           are no time limitations for placing GMRS stations in
                           operation.
                           -----------------------------------------------------
                                                            FCC 574-L April 1995

Federal Communications Commission
Gettysburg, PA 17325-7245     RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name: SATELLINK PAGING LLC

Radio Service: IB BUSINESS                        License Issue Date: 05/06/1997
Call Sign: WNRF458 File Number: 9608D050898 License Expiration Date: 02/04/2007 Frequency Advisory No./Service Area 960330204
                                                                  Pagers -*5000*

                                                970506A    6  1  2A
     SATELLINK PAGING LLC
     1325 NORTH MEADOW PARKWAY SUITE 120
     ROSWELL GA 30076

                                                         REGULATORY STATUS: CMRS
----------------------------------------------------------------------------------------------------------
                                   Station Technical Specifications
----------------------------------------------------------------------------------------------------------
                                               Output
FCC  Frequencies  Station  No. of   Emission    Power     E.R.P.   Ground  Ant. Hgt.  Antenna   Antenna
I.D.    (MHz)      Class   Units   Designator  (Watts)   (Watts)   Eleva    To Tip   Latitude  Longitude
----------------------------------------------------------------------------------------------------------
A:     462.85000    FB6C     1      20K0F1D    225.000      1851     439      51      34-04-00  084-27-10
                                    20K0F2D                   HAAT             0
                                    20K0F3E
B:     462.85000    FB6C     1      20K0F1D    225.000      1705     296     123     33-49-03  084-33-11
                                    20K0F2D                   HAAT             0
                                    20K0F3E
C:     462.85000    FB6C     1      20K0F1D    225.000      1727     588      49     34-13-47  084-09-45
                                    20K0F2D                   HAAT             0
                                    20K0F3E
D:     462.85000    FB6C     1      20K0F1D    225.000      1177     338      34     33-51-02  084-02-23
                                    20K0F2D                   HAAT             0
                                    20K0F3E
       75.78000     FXO      1      20K0F1D    125.000   150.000              34
                                    20K0F2D
                                    20K0F3E
       75.88000     FXO      1      20K0F1D    125.000   150.000              34
                                    20K0F2D
                                    20K0F3E
E:     462.85000    FB6C     1      20K0F1D    225.000      1795     321     169     33-45-15  084-23-25
                                    20K0F2D                   HAAT             0
                                    20K0F3E
F:     462.85000    FB6C     1      20KOF1D    225.000      1190     293     135     33-55-16  084-20-07
                                    20K0F2D                   HAAT             0
                                    20K0F3E
    TRANSMITTER STREET ADDRESS                            CITY                       COUNTY    STATE
A:  SWEAT MOUNTAIN WIGLEY RD                              MARIETTA                   COBB          GA
B:  FRANK HICKS 16 COOPER LAKE RD SE                      MABLETON                   COBB          GA
C:  SAWNEE MOUNTAIN                                       CUMMING                    FORSYTH       GA
D:  3292 HIGH POINT CT                                    SNELLVILLE                 GWINNETT      GA
E:  1ST NATIONAL BANK 2 PEACHTREE                         ATLANTA                    FULTON        GA
F:  3 RAVINIA DR                                          ATLANTA                    DE KALB       GA
----------------------------------------------------------------------------------------------------------
                                                                                         PAGE 1 OF 2

[LOGO] FEDERAL             -----------------------------------------------------
       COMMUNICATIONS      This authorization becomes invalid and must be
       COMMISSION          returned to the Commission if the stations are not
                           placed in operation within eight months, unless an
                           extension of time has been granted. EXCEPTIONS: 1)
                           800 MHz trunked and certain 900 MHz station licenses
                           cancel automatically if not constructed within 1 year
                           2) IVDS authorizations automatically cancel if
                           service is not made available in accordance with
                           Section 95.833(a) of the Commission's Rules 3) There
                           are no time limitations for placing GMRS stations in
                           operation.
                           -----------------------------------------------------
                                                            FCC 574-L April 1995

Federal Communications Commission
Gettysburg, PA 17325-7245     RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name: SATELLINK PAGING LLC

Radio Service: IB BUSINESS                        License Issue Date: 05/06/1997
Call Sign: WNRF458 File Number: 9608D050898 License Expiration Date: 02/04/2007 Frequency Advisory No./Service Area: 960330204

                                                                  Pagers -*5000*

                                                970506A     6   2   2A
     SATELLINK PAGING LLC
     1325 NORTH MEADOW PARKWAY SUITE 120
     ROSWELL GA 30076

                                                         REGULATORY STATUS: CMRS
----------------------------------------------------------------------------------------------------------
                                   Station Technical Specifications
----------------------------------------------------------------------------------------------------------
                                               Output
FCC  Frequencies  Station  No. of   Emission    Power     E.R.P.   Ground  Ant. Hgt.  Antenna   Antenna
I.D.    (MHz)      Class   Units   Designator  (Watts)   (Watts)   Eleva    To Tip   Latitude  Longitude
----------------------------------------------------------------------------------------------------------
PAINTING AND LIGHTING SPECIFICATIONS
SITE A: SEE ATTACHED FORM 715/715A PARAGRAPHS: 1 3 4 13 21 22
SITE B: SEE ATTACHED FORM 715/715A PARAGRAPHS: 1 3 12 21
SITE E: SEE ATTACHED FORM 715/715A PARAGRAPHS: 1 3 21 22

CONTROL POINTS: 1325 NORTHMEADOW PKY STE 120 ROSWELL GA
CONTROL POINT PHONE: 770-625-2699

ADMIN NOTE: SEE ATTACHED #14

STATION CLASS SUFFIX C = INTERCONNECT
STATION CLASS SUFFIX J = TEMPORARY WITH INTERCONNECT
STATION CLASS SUFFIX K = STAND-BY WITH INTERCONNECT
STATION CLASS SUFFIX L = ITINERANT WITH INTERCONNECT

The latitude/longitude are authorized in North American Datum 1927 (NAD27).
Additionally, the antenna, height to tip, ground elevation, AAT and area of operation units are authorized in metric.

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S)
SET OUT IN PART 2 OF THE COMMISSION'S RULES.
----------------------------------------------------------------------------------------------------------
                                                                                            PAGE 2 OF 2

[LOGO] FEDERAL             -----------------------------------------------------
       COMMUNICATIONS      This authorization becomes invalid and must be
       COMMISSION          returned to the Commission if the stations are not
                           placed in operation within eight months, unless an
                           extension of time has been granted. EXCEPTIONS: 1)
                           800 MHz trunked and certain 900 MHz station licenses
                           cancel automatically if not constructed within 1 year
                           2) IVDS authorizations automatically cancel if
                           service is not made available in accordance with
                           Section 95.833(a) of the Commission's Rules 3) There
                           are no time limitations for placing GMRS stations in
                           operation.
                           -----------------------------------------------------
                                                            FCC 574-L April 1995

Federal Communications Commission
Gettysburg, PA 17325-7245     RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name: SATELLINK PAGING LLC

Radio Service: IB BUSINESS                        License Issue Date: 05/06/1997
Call Sign: WNRT534 File Number: 9605D064043 License Expiration Date: 04/13/2000 Frequency Advisory No./Service Area: 960330203

                                                                  Pagers -*1000*
                                             970506A   7  1  2A
     SATELLINK PAGING LLC
     1325 NORTH MEADOW PARKWAY SUITE 120
     ROSWELL GA 30076

                                                         REGULATORY STATUS: CMRS
----------------------------------------------------------------------------------------------------------
                                   Station Technical Specifications
----------------------------------------------------------------------------------------------------------
                                               Output
FCC  Frequencies  Station  No. of   Emission    Power     E.R.P.   Ground  Ant. Hgt.  Antenna   Antenna
I.D.    (MHz)      Class   Units   Designator  (Watts)   (Watts)   Eleva    To Tip   Latitude  Longitude
----------------------------------------------------------------------------------------------------------
A:     462.85000    FB6C     1      16K0F1D    225.000   996.000     384       0     33-36-35  084-54-12
                                                                HAAT         213
B:     462.85000    FB6C     1      16K0F1D    225.000   855.000     299       0     33-29-31  084-35-00
                                                                HAAT          91
C:     462.85000    FB6C     1      16K0F1D    225.000      2479     512       0     33-04-00  084-27-10
                                                                HAAT          51
D:     462.85000    FB6C     1      16K0F1D    225.000   840.000     281       0     33-23-49  084-47-09
                                                                HAAT          91
E:     462.85000    FB6C     1      16K0F1D    225.000   935.000     256       0     33-35-33  083-58-15
                                                                HAAT         152
F:     462.85000    FB6C     1      16KOF1D    225.000   950.000     287       0     33-20-43  084-18-00
                                                                HAAT         152
   TRANSMITTER STREET ADDRESS                            CITY                        COUNTY         STATE
A: FAIRPLAY                                              DOUGLASVILLE                DOUGLAS           GA
B: 1814 N HWY 74                                         TYRONE                      FAYETTE           GA
C: TOP SWEAT MOUNTAIN WIGLE RD                           MARIETTA                    COBB              GA
D: 80 HILLSIDE DR                                        NEWNAN                      COWETA            GA
E: 3 MI S                                                COVINGTON                   NEWTON            GA
F: 5 MI W                                                SUNNY SIDE                  SPALDING          GA

PAINTING AND LIGHTING SPECIFICATIONS
SITE  A: SEE ATTACHED FORM 715/715A PARAGRAPHS:    1 3 4 13 21
SITE  B: SEE ATTACHED FORM 715/715A PARAGRAPHS:    A H I
SITE  C: SEE ATTACHED FORM 715/715A PARAGRAPHS:    1 3 4 13 21 22
SITE  D: SEE ATTACHED FORM 715/715A PARAGRAPHS:    1 3 4 13 21
SITE  E: SEE ATTACHED FORM 715/715A PARAGRAPHS:    1 3 4 13 21

CONTROL POINTS: 1325 NORTHMEADOW PKY STE 120 ROSWELL GA
CONTROL POINT PHONE: 770-625-2699
----------------------------------------------------------------------------------------------------------
                                                                                             PAGE 1 of 2


[LOGO] FEDERAL             -----------------------------------------------------
       COMMUNICATIONS      This authorization becomes invalid and must be
       COMMISSION          returned to the Commission if the stations are not
                           placed in operation within eight months, unless an
                           extension of time has been granted. EXCEPTIONS: 1)
                           800 MHz trunked and certain 900 MHz station licenses
                           cancel automatically if not constructed within 1 year
                           2) IVDS authorizations automatically cancel if
                           service is not made available in accordance with
                           Section 95.833(a) of the Commission's Rules 3) There
                           are no time limitations for placing GMRS stations in
                           operation.
                           -----------------------------------------------------
                                                            FCC 574-L April 1995

Federal Communications Commission
Gettysburg, PA 17325-7245     RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name: SATELLINK PAGING LLC

Radio Service: IB BUSINESS                        License Issue Date: 05/06/1997
Call Sign: WNRT534 File Number: 9605D064043 License Expiration Data: 04/13/2000 Frequency Advisory No./Service Area: 960330203
                                                                  Pagers -*1000*

                                                  970506A   7  2  2A
     SATELLINK PAGING LLC
     1325 NORTH MEADOW PARKWAY SUITE 120
     ROSWELL GA 30076

                                                         REGULATORY STATUS: CMRS
----------------------------------------------------------------------------------------------------------
                                   Station Technical Specifications
----------------------------------------------------------------------------------------------------------
                                               Output
FCC  Frequencies  Station  No. of   Emission    Power     E.R.P.   Ground  Ant. Hgt.  Antenna   Antenna
I.D.    (MHz)      Class   Units   Designator  (Watts)   (Watts)   Eleva    To Tip   Latitude  Longitude
----------------------------------------------------------------------------------------------------------
STATION CLASS SUFFIX  C = INTERCONNECT
STATION CLASS SUFFIX J =  TEMPORARY WITH INTERCONNECT
STATION CLASS SUFFIX K = STAND-BY  WITH INTERCONNECT
STATION CLASS SUFFIX L = ITINERANT WITH INTERCONNECT

The latitude/longitude are authorized in North American Datum 1927 (NAD27).
Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S) SET OUT IN PART 2
OF THE COMMISSION'S RULES.

----------------------------------------------------------------------------------------------------------
                                                                                         PAGE 2 OF 2

[LOGO] FEDERAL             -----------------------------------------------------
       COMMUNICATIONS      This authorization becomes invalid and must be
       COMMISSION          returned to the Commission if the stations are not
                           placed in operation within eight months, unless an
                           extension of time has been granted. EXCEPTIONS: 1)
                           800 MHz trunked and certain 900 MHz station licenses
                           cancel automatically if not constructed within 1 year
                           2) IVDS authorizations automatically cancel if
                           service is not made available in accordance with
                           Section 95.833(a) of the Commission's Rules 3) There
                           are no time limitations for placing GMRS stations in
                           operation.
                           -----------------------------------------------------
                                                            FCC 574-L April 1995

Federal Communications Commission
Gettysburg, PA 17325-7245    RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name: SATELLINK PAGING LLC

Radio Service: IB BUSINESS                        License Issue Date: 05/30/1997
Call Sign: WPJY562 File Number: 9704D076479 License Expiration Date: 05/30/2007 Frequency Advisory No./Service Area: 970640165

                                                                Pagers - 10000*

                                                970530A   110  1  22
     SATELLINK PAGING LLC
     1325 N MEADOW PKY STE 120
     ROSWELL GA 30076

                                                         REGULATORY STATUS: CMRS
----------------------------------------------------------------------------------------------------------
                                   Station Technical Specifications
----------------------------------------------------------------------------------------------------------
                                               Output
FCC  Frequencies  Station  No. of   Emission    Power     E.R.P.   Ground  Ant. Hgt.  Antenna   Antenna
I.D.    (MHz)      Class   Units   Designator  (Watts)   (Watts)   Eleva    To Tip   Latitude  Longitude
----------------------------------------------------------------------------------------------------------

A:     462.85000    FB6      1      20K0F3E    225.000      1125     372      58     34-11-35  084-45-30
                                                                HAAT         107
B:     462.85000    FB6      1      20K0F3E    225.000      1050     689      43     34-33-57  084-36-41
                                                                HAAT         244
C:     462.85000    FB6      1      20KOF3E    225.000   950.000     274      98     34-00-54  083-29-01
                                                                HAAT          76
D:     462.85000    FB6      1      20K0F3E    225.000   950.000     280      88     34-11-22  083-27-10
                                                                HAAT          99
E:     462.85000    FB6      1      20K0F3E    225.000   975.000     216      52     33-34-43  083-28-42
                                                                HAAT          91
   TRANSMITTER STREET ADDRESS                            CITY                        COUNTY        STATE

A: PONDERS MOUNTAIN                                      CARTERSVILLE                BARTOW           GA
B: GA HWY 115 LONG MOUNTAIN 2.3 MI S                     CLEVELAND                   WHITE            GA
C: US HWY 29 N                                           ATHENS                      CLARKE           GA
D: STARK ST 200 FT S CITY LIMITS                         COMMERCE                    JACKSON          GA
E: 204 CARMICHAEL DR                                     MADISON                     MORGAN           GA

PAINTING AND LIGHTING SPECIFICATIONS
SITE C: SEE ATTACHED FORM 715/715A PARAGRAPHS: A H I
SITE D: SEE ATTACHED FORM 715/715A PARAGRAPHS: 1 3 11 21 22

CONTROL POINTS: 1325 N MEADOW PKY STE 120 ROSWELL GA
CONTROL POINT PHONE: 770-625-2699

SPECIAL CONDITIONS BY SITE
SITE C: PARAGRAPH A MODIFIED TO REQUIRE USE OF L-865 MEDIUM INTENSITY LIGHTS IN
        LIEU OF L-856. LIGHTS SHALL EMIT A PEAK INTENSITY OF APPROXIMATELY 2,000
        CANDELAS AT NIGHT IN LIEU OF 4,000.

The latitude/longitude are authorized in North American Datum 1927 (NAD27).
Additionally, the antenna height to tip, ground elevation, AAT and area of operation units are authorized in metric.
----------------------------------------------------------------------------------------------------------
                                                                                         PAGE 1 OF 2

[LOGO] FEDERAL             -----------------------------------------------------
       COMMUNICATIONS      This authorization becomes invalid and must be
       COMMISSION          returned to the Commission if the stations are not
                           placed in operation within eight months, unless an
                           extension of time has been granted. EXCEPTIONS: 1)
                           800 MHz trunked and certain 900 MHz station licenses
                           cancel automatically if not constructed within 1 year
                           2) IVDS authorizations automatically cancel if
                           service is not made available in accordance with
                           Section 95.833(a) of the Commission's Rules 3) There
                           are no time limitations for placing GMRS stations in
                           operation.
                           -----------------------------------------------------
                                                            FCC 574-L April 1995

Federal Communications Commission
Gettysburg, PA 17325-7245               RADIO STATION LICENSE
--------------------------------------------------------------------------------
Licensee Name: SATELLINK PAGING LLC

Radio Service: IB BUSINESS                        License Issue Date: 05/30/1997
Call Sign: WPJY562 File Number: 9704D076479 License Expiration Date: 05/30/2007 Frequency Advisory No./Service Area: 970640165

                                                                  Pagers -10000*

                                                  970530A   110  2  2Z

     SATELLINK PAGING LLC
     1325 N MEADOW PKY STE 120
     ROSWELL GA 30076

                                                         REGULATORY STATUS: CMRS
----------------------------------------------------------------------------------------------------------
                                   Station Technical Specifications
----------------------------------------------------------------------------------------------------------
                                               Output
FCC  Frequencies  Station  No. of   Emission    Power     E.R.P.   Ground  Ant. Hgt.  Antenna   Antenna
I.D.    (MHz)      Class   Units   Designator  (Watts)   (Watts)   Eleva    To Tip   Latitude  Longitude
----------------------------------------------------------------------------------------------------------

EMISSION DESIGNATOR(S) CONVERTED TO CONFORM TO DESIGNATOR(S) SET OUT IN PART 2
OF THE COMMISSION'S RULES.

----------------------------------------------------------------------------------------------------------
                                                                               PAGE 2 of 2

[LOGO] FEDERAL             -----------------------------------------------------
       COMMUNICATIONS      This authorization becomes invalid and must be
       COMMISSION          returned to the Commission if the stations are not
                           placed in operation within eight months, unless an
                           extension of time has been granted. EXCEPTIONS: 1)
                           800 MHz trunked and certain 900 MHz station licenses
                           cancel automatically if not constructed within 1 year
                           2) IVDS authorizations automatically cancel if
                           service is not made available in accordance with
                           Section 95.833(a) of the Commission's Rules 3) There
                           are no time limitations for placing GMRS stations in
                           operation.
                           -----------------------------------------------------
                                                            FCC 574-L April 1995

                [logo] Communications                          -----------------
                       Industry                                First Class Mail
                       Association                             U.S. Postage Paid
                       500 Montgomery Street, Suite 700        Permit No. 1060
                       Alexandria, VA 22314-1561               Alexandria, VA
                       Important information about             -----------------
                       your radio license application
                       Please read other side.

                1). Applicant Name:            Control No.: 970640165
                    SATELLINK PAGING INC.
                                               Existing Callsign: WPJY562
                2). Transmitter Location
                    CARTERSVILLE BARTOW GA
                                               Your PCIA ID No. is: 1192914

                3). Application Dates:
                    Received    Coordinated    Filed
                    3/05/1997   4/03/1997    4/04/1997
                                               LENSGRAF, DAN
                4). Time Spent in Days:        SATELLINK PAGING INC.
                    Coordination - 29          1325 NORTHMEADOW PKWY STE 120
                                               Roswell, GA 30076-3896

LENSGRAF, DAN
SATELLINK PAGING INC.         Personal Communications Industry Association
1325 NORTHMEADOW PKWY STE 120      Frequency Recommendation Notice
ROSWELL GA 30076-3896      Control #: 970640165 Date: 4/03/97 Radio Svc: IB
               THIS APPLICATION WILL BE FILED WITH THE FCC WITHIN 3 WORKING DAYS

Frequency  Class  Units  Emission  Power  ERP  AAT  Elev  Aat  Latitude  Longitude
462.85000    FB6    1    20K0F3E   225    1125 107  372   58   34:11:35  84:45:30 CARTERSVILLE BARTOW GA
462.85000    FB6    1    20K0F3E   225    1050 244  689   43   34:33:57  84:36:41 CLEVELAND WHITE GA
462.85000    FB6    1    20K0F3E   225     950  76  274   98   34:00:54  83:29:01 ATHENS CLARKE GA
462.85000    FB6    1    20K0F3E   225     950  99  280   88   34:11:22  83:27:10 COMMERCE JACKSON GA
462.85000    FB6    1    20K0F3E   225     975  91  216   52   34:34:43  83:28:42 MADISON MORGAN GA

                                                            **Area of Operation:

               Your FCIA ID No. 1192914       ***NOTE: ALL HEIGHTS ARE IN METRIC

               SATELLINK PAGING INC.
               DAN LENSGRAF
               1325 N0RTHMEADOW PKWY STE 120
               ROSWELL GA 30076-3896

                [logo] Personal Communications                 -----------------
                       Industry                                First Class Mail
                       Association                             U.S. Postage Paid
                       500 Montgomery Street, Suite 700        Permit No. 1060
                       Alexandria, VA 22314-1561               Alexandria, VA
                       Important information about             -----------------
                       your radio license application
                       Please read other side.

                 1). Applicant Name:               Control No.: 970160036
                     SATELLINK PAGING INC.

                                                   Existing Callsign: IB WNYS772

                 2). Transmitter Location
                     LOOKOUT MOUNTAIN HAMILTON TN
                                                   Your PCIA ID No. is: 806162

                 3). Application Dates:
                     Received  Coordinated   Filed
                     1/16/1997  1/31/1997  2/03/1997
                                                   SATELLINK PAGING INC.
                 4). Time Spent in Days:           1100 NORTHMEADOW PKWY STE 100
                     Coordination - 14             JOE BELL
                        Monitoring - 1             ROSWELL GA 30076-3871

                [logo] Personal Communications                 -----------------
                       Industry                                First Class Mail
                       Association                             U.S. Postage Paid
                       500 Montgomery Street, Suite 700        Permit No. 1060
                       Alexandria, VA 22314-1561               Alexandria, VA
                       Important information about             -----------------
                       your radio license application
                       Please read other side.

                 1). Applicant Name:               Control No.: 970640164
                     SATELLITE PAGING, LLC
                                                   Existing Callsign: WPJY565

                 2). Transmitter Location
                     EATONTON PUNTAM GA
                                                   Your PCIA ID No. is: 219714
                 3). Application Dates:
                     Received  Coordinated    Filed
                     3/05/l997   4/03/1997  4/04/1997
                                                   SATELLITE PAGING, LLC
                 4). Time Spent in Days:           1325 NORTHMEADOW PKWY STE 120
                     Coordination - 29             ROSWELL GA 30076-3896

                [logo] Personal Communications                 -----------------
                       Industry                                First Class Mail
                       Association                             U.S. Postage Paid
                       500 Montgomery Street, Suite 700        Permit No. 1060
                       Alexandria, VA 22314-1561               Alexandria, VA
                       Important information about             -----------------
                       your radio license application
                       Please read other side.

                1). Applicant Name:                Control No.: 970160035
                    SATELLINK PAGING INC.
                                                   Existing Callsign: WNZX622
                2). Transmitter Location
                    PIKEVILLE  BLEDSOE TN
                                                   Your PCIA ID No. is: 806162
                3). Application Dates:
                    Received  Coordinated  Filed
                    1/16/1997  1/31/1997  2/03/1997
                                                   SATELLINK PAGING INC.
                4). Time Spent in Days:            1100 NORTHMEADOW PKWY STE 100
                    Coordination - 14              JOE BELL
                      Monitoring -  1              ROSNELL CA 30076-3871

                                  Schedule 5.9

                 Federal Tax Identification Number of the Parent

58-1850580

                Federal Tax Identification Number of the Borrower

58-2281241

                                  Schedule 5.10
                                  ERISA Matters

The Borrower contributes to a 401 (k) Profit Sharing Plan which became effective April 1, 1995.

                                  Schedule 5.12
                                 Title to Assets

None.

                                  Schedule 5.19
                     Corporate and Trade or Fictitious Names

Satellink Paging Inc.
Satellink Paging Southeast II, LLC
Satellink Paging, LLC
Message World
Satellink Paging, Inc.
Flint River Paging
Fast Communications
Call One

                                  Schedule 5.22
                              Permitted Investments
Borrower
Investment                                 Loans         Equity        Ownership
---------------------------------          --------      -------       ---------
Nations Link, Ltd.                         $134,106      $50,119       33%
Direct Link Communications L.L.C.           380,799       62,842       85%

                                  Schedule 5.29
                                  Labor Matters

None.

                                 Schedule 5.30
                              Existing Indebtedness

Creditor                                       Amount
---------------------------                    ---------------------------------
Saner Communications                           $320,000, unsecured, payable on
(Message World)                                6/30/97.

The Drexler Company                            $18,750, unsecured, payable on or
(Flint River)                                  about 8/23/97

Siemens Credit Corporation                     $123,765 under capital lease
Indebtedness to the Lenders                    Indebtedness under this Loan
                                               agreement and the Loan Documents.

                                    Exhibit A
                                       to
                           Third Amended and Restated
                           Loan and Security Agreement
                            dated as of June __, 1997

                                     FORM OF
                              REVOLVING CREDIT NOTE

                                                             New York, New York
$___________                                                 As of June __, 1997

      FOR VALUE RECEIVED, the undersigned, SATELLINK PAGING, LLC, a Georgia limited liability company (hereinafter referred to as "Maker"), promises to pay to the order of ____________________________(hereinafter referred to as the "Holder"), at such account or at such other place as Holder may from time to time designate in writing, the principal sum of __________________UNITED STATES DOLLARS (U.S. $___________), or if less, the aggregate outstanding principal amount of Revolving Credit Loans, as such term is defined in the Loan Agreement referred to hereinbelow, made or issued by Holder to Maker, in lawful money of the United States, payable in full on the Maturity Date (as defined in the Loan Agreement).

      Interest on the principal balance from time to time outstanding hereunder shall accrue at the rates and shall be payable in the manner set forth in that certain Third Amended and Restated Loan and Security Agreement dated as of even date herewith, by and among Maker, Satellink Communications, Inc., a Georgia corporation, the Lenders from time to time party thereto, and Creditanstalt-Bankverein, as Agent for the Lenders (such agreement, as heretofore, now or hereafter amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

      In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Revolving Credit Note (this "Note") exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly refund such excess interest to Maker.

      The date and amount of each Revolving Credit Loan made by the Holder to the Maker of this Note under the Loan Agreement, and each payment of principal thereof, shall be recorded by Holder on its books and, prior to any transfer of this Note, endorsed by Holder on the Schedule attached hereto or on any continuation thereof.

      This Note is, in part, a replacement, extension and renewal note for that certain Revolving Credit Note dated as of January 31, 1997, in the principal face amount of $16,000,000, executed by Maker in favor of [Holder/Creditanstalt-Bankverein, an Austrian Banking corporation], which note was, in part, a replacement note for that certain Revolving Credit Note dated as of May 31, 1996, in the principal face amount of $8,500,000, which note was, in part, a replacement note for that certain Revolving Credit Note dated as of November 17, 1995, in the principal face amount of $5,000,000, which note was, in part, a replacement note for that certain Revolving Credit Note dated as of December 23, 1992, in the principal face amount of $1,500,000. This Note is a "Revolving Credit Note" referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, including, but not limited to, those related to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default or the reduction of the Commitment. Payment of this Note is secured by the Collateral.

      In the event that all or any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all costs of collection, including reasonable attorneys' fees.

      The Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note. This Note shall be payable without right of setoff, any defense of want or failure of consideration, nonperformance of any condition precedent, nondelivery or delivery for a special purpose or any other defense of any nature whatsoever.

      THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW). MAKER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST MAKER IN THE COURTS OF ANY OTHER JURISDICTION.

      AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS COUNSEL, MAKER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS NOTE, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS

(WHETHER ORAL OR WRITTEN), OR ACTIONS OF MAKER OF HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR TO THE HOLDER TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO MAKER.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be executed under seal by its duly authorized officer as of the day and year first written above.


                                   "MAKER"

                                   SATELLINK PAGING, LLC, a Georgia
                                   limited liability company

                                        By:  Satellink Communications, Inc.,
                                               its Manager


                                        By: ________________________________
                                        Name:
                                        Title:


                                        Attest: ____________________________
                                        Name:
                                        Title:

                                                  [CORPORATE SEAL]

                                   Schedule to
                              Revolving Credit Note
                           dated as of June ___, 1997
                            of Satellink Paging, LLC,
                       a Georgia limited liability company


                   Principal                                       Principal
                   Amount of       Interest        Amount of      Outstanding
     Date            Loan            Rate           Payment         Balance
     ----            ----            ----           -------         -------

                                    Exhibit B
                          to Third Amended and Restated
                           Loan and Security Agreement
                           dated as of June ___, 1997


                                FORM OF TERM NOTE

                                                              New York, New York
$__________                                                   As of June __,1997

      FOR VALUE RECEIVED, the undersigned, SATELLINK PAGING, LLC, a Georgia limited liability company (hereinafter referred to as "Maker"), promises to pay to the order of _________________ (hereinafter referred to as the "Holder"), at such account or at such other place as Holder may from time to time designate in writing, the principal sum of _____________ UNITED STATES DOLLARS (U.S.$___________), repayable in accordance with the Loan Agreement referred to below. Each capitalized term contained herein and not otherwise defined herein shall have the meaning given to such term in the Loan Agreement.

      Interest on the principal balance from time to time outstanding hereunder shall accrue at the rates and shall be payable in the manner set forth in that certain Third Amended and Restated Loan and Security Agreement dated as of even date herewith, by and among Maker, Satellink Communications, Inc., a Georgia corporation, the Lenders from time to time party thereto, and Creditanstalt-Bankverein, as Agent for the Lenders (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Term Note (the "Note") exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto, In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly refund such excess interest to Maker.

      This Note is, in part, a replacement, renewal and extension of that certain Term Note, dated as of January 31, 1997, in the principal face amount of $8,000,000 executed by Maker in favor of [Holder/Creditanstalt-Bankverein, an Austrian Banking Corporation], which note was in turn a replacement note for that certain Term Note, dated as of May 31, 1996, in the principal face amount of $5,500,000, which note was in turn a replacement note for that certain Term Note, dated as of November 17, 1995, in the principal face amount of $3,500,000, which note was in turn a replacement note for that certain Term Note dated as of December 23, 1992, in the principal face amount of $3,500,000. This Note is a "Term Note" referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, including, but not limited to, those relating to prepayments hereon, and those relating to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default. Payment of this Note is secured by the Collateral. All prepayments under this Note shall be applied to the principal installments hereof in the inverse order of their maturities.

      In the event that all of any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all costs of collection, including reasonable attorneys' fees.

      The Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note. This Note shall be payable without right of setoff, any defense of want or failure of consideration, nonperformance of any condition precedent, nondelivery or delivery for a special purpose or any other defense of any nature whatsoever.

      THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW). MAKER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE (B) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS NOTE AND (C) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST MAKER IN THE COURTS OF ANY OTHER JURISDICTION.

      MAKER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS NOTE, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF MAKER OF HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO MAKER.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be executed under seal by its duly authorized officer as of the day and year first written above.

                                   "MAKER"

                                   SATELLINK PAGING, LLC, a Georgia
                                   limited liability company

                                        By:  Satellink Communications, Inc.,
                                               its Manager


                                        By: ________________________________
                                        Name:
                                        Title:


                                        Attest: ____________________________
                                        Name:
                                        Title:

                                                  [CORPORATE SEAL]

                                    Exhibit C
                                       to
                           Third Amended and Restated
                           Loan and Security Agreement
                           dated as of June ___, 1997


            FORM OF NOTICE OF [BORROWING] [CONVERSION] [CONTINUATION]


Creditanstalt-Bankverein
2 Greenwich Plaza
Fourth Floor
Greenwich, Connecticut 06830

      Re: Third Amended and Restated Loan and Security Agreement dated as of June ____, 1997 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among Satellink Communications, Inc. ("Parent"), Satellink Paging, LLC (the "Borrower"), and Creditanstalt-Bankverein ("Bank")

Gentlemen:

      This request is delivered in accordance with Article 2.12(a) of the Loan Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

      Borrower hereby [irrevocably requests) (confirms its irrevocable oral request) for the following [Loan] [Conversion] [Continuation]:

      1.    Amount of [Loan] [Conversion] [Continuation]:        $______________

      2.    Type of [Loan] [Conversion] [Continuation] (check one):

            (a)   If a Loan:                      ______         Base Rate Loan

                                                  ______         Eurodollar Loan

            (b)   If a Continuation:              ______         Base Rate Loan

                                                  ______         Eurodollar Loan

Creditanstalt-Bankverein
Page 2

            (c)   If a Conversion:                ______      Base Rate Loan to
                                                              Eurodollar Loan

                                                  ______      Eurodollar Loan to
                                                              Base Rate

      3.    Date of[Loan][Conversion]
            [Continuation]:                                     _______, _______

      4.    Duration of Interest Period (if a Eurodollar Loan): ________________

      In connection with this request, Borrower hereby certifies to the Agent, for the benefit of the Lenders, as follows:

      (a) The representations and warranties set forth in Article 5 of the Loan Agreement, the terms of which are incorporated herein by reference, are true and correct in all material respects on and as of the date hereof; and

      (b) On the date hereof, and after giving effect to the [Loan] [Conversion] [Continuation] requested hereby, no Default or Event of Default has occurred or is continuing.

                                        Very truly yours,

                                        SATELLINK PAGING, LLC

                                        By:  Satellink Communications, Inc.,
                                               its Manager


                                        By: _______________________
                                                  Title:

                                    Exhibit F
                                       to
                           Third Amended and Restated
                           Loan and Security Agreement
                           dated as of June ___, 1997

                                     FORM OF
                             COMPLIANCE CERTIFICATE

      Reference is made to that certain Third Amended and Restated Loan and Security Agreement dated as of June __,1997 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among SATELLINK COMMUNICATIONS, INC., a Georgia corporation (the "Parent"), SATELLINK PAGING, LLC, a Georgia limited liability company (the "Borrower"), the LENDERS from time to time party thereto (the "Lenders") and CREDITANSTALT-BANKVEREIN, in its capacity as agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement. The undersigned, being the _______________ and Chief Financial Officer of the Borrower, hereby delivers this Compliance Certificate (the "Certificate") to the Bank pursuant to Section 6.2(e) of the Loan Agreement, for the period beginning on ______________, _____ and ending on ________________, _____ (the "Compliance Period").

      The undersigned hereby certifies to the Bank that he is the ___________________ and the Chief Financial Officer of the Parent and is authorized and empowered to issue this certificate in his capacity for and on behalf of the Parent, and that each of the following calculations is true, complete and correct in all respects, and has been determined in accordance with GAAP for the Parent and its consolidated Subsidiaries as of the last day of the Compliance Period:

I.    Interest Coverage Ratio (Section 8.01)

      A.    Cash Flow for the Compliance Period

            1.   Net Income               $___________

            2.   Interest Expense         $___________

            3.   depreciation and
                 amortization             $___________

            4.   income tax expense       $___________

            5.   Cash Flow (the sum of
                 Items 1 through 4 above) $_________]

      B.    Interest Expense for the
            Compliance Period                       $___________

      C.    Interest Coverage Ratio for the Compliance Period
            (Item A(5) divided by Item B)                        ___________/1.0

      D.    Applicable Minimum Ratio (from Section 8.01)         ___________/1.0

II.   Net Worth (Section 8.02)

      A.    Total Assets as of the last
            day of the Compliance Period

            1.   assets                                  $___________

            2.   write-ups in the
                 book value of any
                 assets                   $___________

            3.   treasury stock           $___________

            4.   receivables from
                 Affiliates               $___________

            5.   unamortized debt
                 discount and
                 expense                  $___________

            6.   excluded assets (the sum of
                 items 2 through 5 above)                $___________

            7.   assets less excluded assets
                 (Item 1 minus Item 6)                   $___________

      B.    Total Liabilities as of the last
            day of the Compliance Period                 $___________

      C.    Net Worth as of the last day of
            the Compliance Period (item A(7)
            minus Item B)                                          $___________

      D.    Minimum Net Worth (from Section 8.02)                  $___________

III.  Senior Debt/Cash Flow Ratio (Section 8.03)

      A.    Senior Debt as of the last day
            of the Compliance Period

            1.   Loans outstanding        $___________

            2.   Other Indebtedness
                 not subordinate to
                 the Obligations          $___________

            3.   Senior Debt (the sum of Items
                 1 and 2 above)                          $___________

      B.    Annualized Cash Flow as of the
            last day of the Compliance Period

            1.   Cash Flow from
                 Section I, Item
                 A(7) above)              $___________

            2.   Times four                         X4

            3.   Annualized Cash Flow                    $___________

      C.    Senior Debt/Cash Flow Ratio for the Compliance
            Period (Item A(3) divided by Item B(3))              ___________/1.0

      D.    Applicable Maximum Ratio (from Section 8.03)         ___________/1.0

IV.   Total Debt/Cash Flow Ratio (Section 8.04)

      A.    Indebtedness as of the last day
            of the Compliance Period                     $___________

      B.    Annualized Cash Flow as of the
            last day of the Compliance Period
            (from III(B) above)                          $___________

      C.    Total Debt/Cash Flow Ratio for
            the Compliance Period
            (Item A divided by Item B)                           ___________/1.0

      D.    Applicable Maximum Ratio (from Section 8.04)         ___________/1.0


      The undersigned further certifies to the Agent for the benefit of the Lenders that, on and as of the last day of the Compliance Period and as of the date hereof, no Default or Event of Default has occurred and is continuing.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal as of the ___ day of ______________, _____.


                                   SATELLINK COMMUNICATIONS, INC.


                                   By: ___________________________
                                   Title: ________________________

                                             (CORPORATE SEAL)

                                    EXHIBIT D

                   FORM OF STANDARD SUBCARRIER LEASE AGREEMENT

                                 (See Attached)

                       STANDARD SUBCARRIER LEASE AGREEMENT


      This agreement made this ___ day of ____________, 1995 by and between Satellink Communications, Inc.,. a Georgia corporation ("LESSEE"), and _________________ the licensee of radio STATION __________________ ("STATION"), licensed in the city of ____________________________.

      WHEREAS, LESSEE is engaged in the business of distributing diverse information by utilizing Subsidiary Communications Authorizations ("SCA"); and

      WHEREAS, LESSEE desires to lease the use of STATION's 57 kHz SCA subcarrier channel for the transmission of various material ("Material"), and STATION is amenable to such use; and

      WHEREAS, STATION's licensee owns and operates STATION under authorization of the Federal Communications Commission ("FCC"); and

      WHEREAS, LESSEE desires to transmit Material from any number of sources to any number of SCA receivers in the coverage area of STATION;

      NOW THEREFORE, THE PARTIES HERETO AGREE TO THE FOLLOWING:

1. Subcarrier Availability

      (a) STATION hereby leases to LESSEE the exclusive use of STATION's 57 kHz SCA Subcarrier channel (the "Subcarrier") for the SCA receivers using the Subcarrier. The Subcarrier shall be available to LESSEE on a twenty-four (24) hours per day, seven (7) days per week basis, during the term of this agreement. In the event an FCC ruling shall prohibit such full-time use, and such adverse ruling limits the period of LESSEE's use, making the continued conduct of business by LESSEE impossible, as determined by LESSEE, LESSEE may terminate this Agreement immediately.

      (b) The STATION's technical specifications shall be as set forth in Attachment 1, attached hereto and made part hereof. The parties acknowledge that the Subcarrier, the time availability, the injection level, and the specifications set forth in Attachment 1 are integral and essential parts of this Agreement except that the foregoing shall not require STATION to violate any rule or regulation of the FCC.

      (c) LESSEE intends to install all equipment ("Equipment") as described in Attachment 5, attached hereto and made part hereof, that it deems necessary for the transfer of Material to the STATION's transmitting equipment and begin transmissions over the Subcarrier upon 10 days notice to STATION not later than ONE Hundred Twenty (120) days from the date of this Agreement. Should LESSEE not install the Equipment within such time period, STATION shall have the option, but not obligation, to terminate this Agreement.

      (d) During the initial Sixty (60) days after installation, an evaluation and acceptance of STATION's technical facilities by LESSEE's engineering personnel shall be conducted so as to certify that such facilities can be utilized to effect the purposes contemplated herein. During this same Sixty (60) day period an evaluation and acceptance by STATION's engineering personnel shall be conducted so as to certify that utilization of such facilities by LESSEE does not cause material interference to STATION's main channel operation.

2. Consideration. As full consideration for its use of the Subcarrier, LESSEE shall pay on the Fifteenth (15th) day of each calendar month, after installation and acceptance as defined in subparagraph 1(d) above, the sum of which STATION shall accept, as described in Attachment 2 attached hereto and made a part hereof.

      (a) So long as this Agreement is in effect, LESSEE shall pay to STATION the agreed amount per month.

      (b) Payments shall be made to STATION on a monthly basis, except as stated in Paragraph 8 (a).

3. Permitted Uses.

      (a) LESSEE shall employ the Subcarrier for transmission of various Material. STATION will carry each transmission on the Subcarrier as and when transmitted by LESSEE.

      (b) STATION grants to LESSEE and its customers consent to receive material transmitted by LESSEE on the Subcarrier. LESSEE has the sole discretion to transmit Material it selects, provided the Material being transmitted does not violate any FCC rule or regulation, and is consistent with the STATION's FCC broadcast license.

      (c) LESSEE hereby agrees and warrants to indemnify and hold STATION harmless against any liability, damage, or claim which arises with regard to Material transmitted over the Subcarrier.

4. Subcarrier Equipment, Installation, and Maintenance. LESSEE will, at its own cost and expense, install and maintain all Equipment necessary for the transfer of Material to the STATION's transmitting equipment, Satellite Earth STATION Receiving Terminal equipment and other equipment which LESSEE deems necessary and relevant to the reception of transmitted material.

      (a) STATION shall:

            (1) Provide sufficient and suitable space for the placement of the Equipment at STATION's studio or transmitter site including sufficient and suitable space for LESSEE's satellite downlink receiving facilities.

            (2) Take all reasonable steps to make this Equipment secure from vandalism or unauthorized tampering.

            (3) Provide, at its own expense, the required electric current to operate the Equipment and related facilities as specified by LESSEE.

      (b) LESSEE shall undertake, at its own cost and expense, the entire installation including the obtaining of contractors for the construction and/or installation of LESSEE Equipment at STATION's location.

      (c) STATION, its employees, or agents shall not permit access to the Equipment to anyone other than:

            (1) STATION's technicians or engineers who require access, pursuant to specific LESSEE authorization and direction, to perform necessary maintenance, adjustments or modifications; or

            (2) LESSEE, its employees, or agents. Provided however, that LESSEE shall give STATION sufficient and reasonable advance notice of LESSEE's intention to enter STATION's premises and that STATION personnel may accompany any LESSEE employee or agent as STATION may require.

      (d) After reasonable prior notice to STATION, LESSEE may, at its own expense, make alterations to the Equipment.

      (e) STATION will read and monitor certain transmitting levels of LESSEE's Equipment and commute this information to LESSEE, or designate, upon request, but not more than one time during any twenty-four (24) hour period. If more monitoring is necessary, STATION will permit LESSEE, or designate, to enter STATION's premises and read monitoring meters or take measurements during normal working hours.

      (f) STATION shall perform routine scheduled and emergency maintenance and LESSEE shall provide for transmitter and subcarrier downtime as specified in Attachment 4, attached hereto and made part hereof.

      (g) STATION shall designate one or more of STATION's employees, including employee title and telephone number, as identified in Attachment 3, attached hereto and made a part hereof, who are authorized to communicate with LESSEE regarding operational and technical matters, and STATION shall notify LESSEE immediately if any change in such designated employees or telephone numbers occurs.

      (h) All Equipment installed by LESSEE shall remain the property of LESSEE and shall not be used by any other entity for any other purpose other than that set forth herein, except with prior written permission of LESSEE.

5. Interference by or to the Subcarrier.

      (a) LESSEE acknowledges that the interference-free operation of STATION's main and stereo channel(s) is of the essence of this Agreement. In that regard, in the event LESSEE's subcarrier activities cause any material interference to STATION's main channel operation, except interference attributable to listener equipment, STATION shall have the right to shut subcarrier operations immediately and then STATION and LESSEE shall cooperate to cure such interference immediately. If such interference cannot be cured, LESSEE shall cease its subcarrier operations on STATION's premises with STATION's assistance, and shall have the right, but not the obligation, to terminate this Agreement immediately.

      (b) STATION shall not employ either its main and stereo channel or any additional available subcarriers in any manner which results in material interference to or degradation of the Subcarrier used by LESSEE under the terms of the Agreement. The signal provided by STATION to LESSEE on the Subcarrier shall meet all reasonable performance criteria established by LESSEE, as specified in Attachment 1.

      (c) If, at any time during the term hereof, the Subcarrier is degraded in performance so as not to permit the normal and proper operation of LESSEE's subcarrier activities and Equipment; and, notwithstanding anything contained in this Agreement to the contrary, LESSEE shall have the option, but not the obligation, to terminate this Agreement upon Fourteen (14) days advance written notice to STATION; provided however, that if STATION can within such Fourteen
(14) day period correct the degradation to the satisfaction of LESSEE, then, in such event, the notice of termination shall not be effective.

6. Risk of Loss on STATION and Insurance Coverage.

      (a) STATION shall be responsible for all risks of physical damage to or loss or destruction of the Equipment specifically occasioned by any individual act or omission of STATION. Moreover, during the term of this Agreement as to STATION common plant and ground terminal equipment, STATION shall at its expense, keep in effect all risk and liability insurance policies covering such separate equipment of STATION as may already be secured with regard to STATION's separate Equipment and common plant facilities, and as may be permissible by state regulation or law.

      (b) LESSEE at its own expense shall secure insurance coverage for the Equipment installed at STATION's premises. Such coverage shall insure STATION against any property damage or common hazard loss specifically occasioned by the operation of the Equipment.

7. Regulatory Authorization.

      (a) STATION shall obtain, maintain and renew all such required authorizations and approvals from the FCC to operate its main channel and to engage in FM subcarrier multiplex transmissions as herein contemplated. STATION's obligations pursuant to the preceding sentence shall include but not be limited to:

            1. The maintenance of its main channel license from the FCC to operate STATION; and

            2. Obtaining and maintaining a Subsidiary Communications Authorization from the FCC, as may be necessary; and

            3. The filing of all required reports and documents relating to the operations of STATION.

      (b) STATION will, at its own cost and expense, comply with all local, state and federal rules and regulations, and obtain authorization sufficiently broad to cover the transmission of LESSEE material.

8. Responsibility for Failure to Transmit.

      (a) If STATION utilizes more than twelve (12) hours per month for maintenance and repairs, the LESSEE shall have a credit on the monthly lease for the amount of additional hours of downtime at a pro-rated hourly rate in accord with the amount payable monthly on the Agreement.

      (b) neither party to this Agreement shall be responsible to the other party, nor shall either party be liable to any third party for damages arising our of non-performance or delay in performance of the terms and conditions herein due to acts of GOD, acts of government, wars, riots, strikes, accidents in transportation, failure of deliveries, or other cause, including Equipment failure, beyond its control.

9. Sale of STATION or Transfer/Assignment of License. This Agreement shall be binding on any party who may purchase substantially all of the assets of STATION, and/or accept the transfer of control of STATION or assignment of the FCC licenses and authorizations of STATION. No such transaction as described in this paragraph shall be consummated unless the purchaser, transferee, and/or assignee shall have first agreed to assume, effective with such consummation, all of STATION's obligations hereunder. STATION shall reasonably notify LESSEE in writing of any agreement relating to ownership, operation, or transfer of control of STATION, the consummation of which would require prior FCC approval.

10. Term and Termination.

      (a) The initial term of this Agreement shall commence on acceptance as defined in subparagraph 1(d) and shall continue for Five (5) years thereafter.

      (b) This Agreement shall be automatically renewed for additional Five (5) year periods, up to a maximum of Two (2) renewal terms, unless LESSEE gives notice in writing to STATION not later than ninety (90) days before the end of the initial or any renewal term, of its intent not to renew.

      (c) In addition to any other provisions hereof and notwithstanding the foregoing paragraphs, this Agreement may be terminated by LESSEE or STATION, respectively, upon notice to the other party if:

            1. LESSEE fails to pay the compensation set forth in Attachment 2 and fails to sure such failure within Fifteen (15) days after written notice to LESSEE; or

            2. Either party fails to perform materially its obligation hereunder and does not cure such failure within Fifteen (15) days after written notice thereof; or

      (d) LESSEE may terminate this Agreement specifically with regard to an adverse ruling of the FCC as described in Section 1.

      (e) Further, LESSEE may terminate this Agreement immediately if, within the Thirty (30) day period under Section 1(d), LESSEE determines, in its sole discretion, that the STATION's facilities are inadequate for LESSEE's purposes.

11. LESSEE shall have the right to:

      (a) Interconnect and feed service from its Equipment to any other location at its expense.

      (b) Use the multiplex transmission of the LESSEE services by the STATION outside of and beyond the confines of the STATION's coverage area; and

      (c) Permit other radio STATION's to take off the air said multiplex transmission by the STATION and retransmit or relay the same by multiplex transmission to the customers and subscribers of LESSEE's services; and

      (d) Retransmit or relay the STATION's multiplex transmission of LESSEE's Material by telephone line.

12. Assignability. STATION agrees that LESSEE may assign this Agreement to CUE Paging Corporation, a Delaware Corporation ("CUE"), at any time mutually acceptable to LESSEE and CUE.

13. Entire Agreement. This Agreement constitutes the sole understanding between the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements between them with respect thereto and shall not be modified except in a writing signed by designated contract officers of each of the parties as specified in Attachment 3, attached hereto and made a part hereof.

14. Non-Compete. During the term hereof, including the renewal period, STATION shall not, either directly or indirectly, engage, participate in, or transmit any program or service of a competitive nature with LESSEE with respect to the paging and data information signal furnished by LESSEE under this agreement.

15. Validity of Terms. If any portion of this Agreement shall be held to be illegal, invalid, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. Additionally, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically, as a part of this Agreement, a provision as similar to such former provision as shall be legal, valid, and enforceable.

16. No Joint Venture. It is understood and agreed that nothing herein shall be deemed to create a relationship or partnership, joint venture, agency, or employment between LESSEE and STATION. Both parties agree that, in their performance of this Agreement each shall enter all contracts with others, whether for employment or otherwise, as principal and not as agent for the other.

17. Warranty and Indemnification.

      (a) LESSEE agrees it shall hold STATION harmless and indemnify STATION against all charges, claims, suits, demands, and any liability whatsoever arising out of or in connection with LESSEE's use, or that of any entity, organization, or individual with which LESSEE has a relationship associated with the performance of this Agreement, or with which LESSEE has contracted to provide services associated with performance hereunder, of STATION's Subcarrier and with regard to a breach of any obligation or responsibility of LESSEE herein.

      (b) STATION agrees it shall hold LESSEE harmless and indemnify LESSEE against all charges, claims, suits, demands, and any liability whatsoever arising due to a breach of any obligation or responsibility of STATION herein.

18. Right of First Refusal. In the event STATION wishes to lease, sell, license, transfer, or otherwise utilize or convey ("transfer") an additional Subcarrier signal or rights thereto, either directly or indirectly (including but not limited to transfers through joint ventures), it shall first give LESSEE twenty
(20) days written notice of the terms (including the identity of the offeror) of the proposed transfer. LESSEE shall have Ten (10) days from the receipt of such notices to notify STATION of its election to lease, sell, license, transfer of otherwise utilize or convey such Subcarrier signal rights on identical terms and conditions.

19. Right to Finance. LESSEE shall have the right to mortgage, create a security interest in or collaterally assign this Lease to secure indebtedness and other obligations in favor of its lenders without the consent of the STATION, provided that no such mortgage, security interest or collateral assignment shall affect the fee or the estate of the STATION in and to any of the Premises. If the holder of such mortgage, security interest or collateral assignment shall give STATION, before any default shall have occurred in this Lease, written notice containing the name and address of such lender, thereafter upon its delivery of notice of such default to LESSEE, STATION shall simultaneously deliver a copy of such notice to the name and address contained in the aforesaid written notice of any lender, and any such lender shall have a period of Twenty (20) days from the receipt of such notice from STATION in which it may cure such default, or if such default is of a nature that, in the exercise of reasonable diligence, it cannot be cured within such 20 day period, the lender shall have such additional time as may be necessary under the circumstances within which to sure such default. A copy of such notice of default shall, in each instance, be deemed duly given to any such lender Five (5) days after being deposited in the United States mail, postage prepaid, and addressed to such lender at the address last furnished to STATION. STATION will accept performance by any such lender of any term of this Lease required to be performed by LESSEE, with the same force and effect as though performed by LESSEE. If, by reason of any default of LESSEE, this Lease, or any extension thereof, shall be terminated at the election of STATION prior to the stated expiration therefor, STATION will enter into a new lease with any lender who has given notice as set forth above for the rent and upon the other terms and conditions set forth in this Lease.

20. STATION warrants and represents that it has all necessary rights and power to enter into and perform this Agreement and grants to LESSEE the rights herein granted.

21. Notification Addresses. Any notice, request, instruction, legal process or other document to be given hereunder shall be in writing and, except as otherwise provided herein or specifically in writing directed by the recipient, shall be delivered by certified mail, return receipt requested, as set forth below:

For LESSEE:                                  For STATION:

Satellink Communications, Inc.               ___________________________________

Attn:  President                             ___________________________________

1100 Northmeadow Parkway                     ___________________________________

Suite 100                                    ___________________________________

Roswell, GA 30076                            ___________________________________

IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first written above.


LESSEE:                                      STATION:

SATELLINK COMMUNICATIONS, INC.               ___________________________________
                                             LICENSEE NAME AND CALL LETTERS

BY:                                          BY:

___________________________________          ___________________________________
PRINT NAME                                   PRINT NAME

___________________________________          ___________________________________
PRINT TITLE                                  PRINT TITLE

___________________________________          ___________________________________
SIGNATURE                                    SIGNATURE

                                  ATTACHMENT 1


A. STATION shall lease to LESSEE the exclusive use of STATION's Subcarrier as defined in Subparagraph 1(a) for the term designated in Paragraph 10, Term and Termination, and as set forth below:

57 kHz Subcarrier Channel Specifications

Subcarrier Frequency:              57,000 kHz plus or minus 6 Hz.

Subcarrier Modulation:             Amplitude modulation with suppressed carrier.

Modulation Characteristics:        1187.5 Hz tone phase modulated with data
                                   at 1187.5 bits per second.

Subcarrier Injection:              Subcarrier injection shall equal the
                                   maximum amount permitted under the rules and regulations set forth by the FCC.

Occupied Bandwidth:                57,000 kHz plus or minus 2400 Hz.

B. STATION shall operate under the following technical specifications for the purpose of this Agreement:

      Performance Requirements - STATION's Transmission System

      (a)   Composite amplitude response +/- 0.5dB from 54kHz to 60kHz.

      (b) Noise (measured as RMS noise) in the composite baseband from 54kHz to 60kHz shall be 50dB below 100% modulation.

      (c) Crosstalk (measured as RMS noise) from any element of the composite signal into the 54kHz - 60kHz band shall be at least 60dB below 100% modulation.

      (d) Synchronous amplitude modulated noise shall be at least 50dB below the level representing 100% amplitude modulation.

      (e) The 57kHz subcarrier channel shall not pass through a composite clipper or any other signal processing device.

      (f) The environment containing LESSEE's Equipment must be maintained at a temperature range of +10 to +40 degrees Celsius with 10-90% relative humidity.

      (g) LESSEE shall be allowed a maximum of 9.5% subcarrier injection plus or minus 0.5%.

C. STATION hereby certifies that the following is true and accurate information regarding its Subcarrier facilities:

      STATION's Transmitter Location:

      STATION's Licensed Transmitting Power:

      STATION's Antenna Height Above Average Terrain:

      STATION's Licensed Main Channel Frequency:

      STATION's Licensed Expiration Date:

D. All Equipment provided by LESSEE shall be installed at the following location:


                       ___________________________________

                       ___________________________________

                       ___________________________________


E. STATION shall not alter or change any technical specification in this Attachment or any STATION facilities related thereto without prior written notice to LESSEE. If STATION intends to move, alter, or substitute STATION's technical facilities, STATION shall provide written notice at least Thirty (30) days prior to filing applications for such changes with the Federal Communications Commission.

                                  CONSIDERATION


Provided that the STATION's facilities are actually utilized by LESSEE, and subject to all other terms and conditions of the Agreement, LESSEE shall pay STATION on the Fifteenth (15th) day of each calendar month after installation and acceptance, the following:

                                  ATTACHMENT 3

                        DESIGNATION OF CONTRACT OFFICERS


In accordance with paragraph 13 of this Agreement, the designated Contract Officers who are authorized to approve additions, alteration, or modifications in this Agreement shall be:


FOR THE STATION:         ___________________________________

                         ___________________________________

                         ___________________________________

                         ___________________________________


FOR LESSEE:              Jerry W. Mayfield, President
                         Satellink Paging Incorporated
                         1100 Northmeadow Parkway
                         Suite 100
                         Roswell, Georgia 30376

For the purpose of communication regarding operational and technical matters, other authorized employees shall be:

                    Name & Title                            Phone No.

FOR THE STATION:    ___________________________________     _________________

                    ___________________________________     _________________

                    ___________________________________     _________________

FOR LESSEE:         Robert Poche' Director of Engineering   770-772-9909

                                  ATTACHMENT 4

                      EQUIPMENT MAINTENANCE PROCEDURES  AND
                PROVISION FOR TRANSMITTER AND SUBCARRIER DOWNTIME

      Unless otherwise noted in Attachment 1, the Equipment provided by LESSEE shall be installed and adjusted using good engineering practice.

Provision for Transmitter and Subcarrier Maintenance Downtime

      Maintenance to the STATION's equipment necessary to assure the reliable transmission of the STATION's main channel, as well as the Subcarrier, may, from time to time, require that the signal be removed from the air. This maintenance can be classified under two categories: Scheduled Routine Maintenance and Emergency Maintenance.

1.    Scheduled Routine Maintenance:

      Scheduled Routine Maintenance as maintenance that is performed on the STATION's equipment to minimize unscheduled downtime. LESSEE shall operate a central network control for the coordination and distribution of data and other information over the STATION's Subcarrier ("Network Control"). Scheduled Routine Maintenance shall be performed by the STATION according to the following procedure:

      (a) The STATION's Chief Engineer or other appropriate authority as designated by the STATION shall determine when Scheduled Maintenance shall occur.

      (b) The STATION's Chief Engineer or other appropriate authority shall provide Network Control with a schedule indicating Scheduled Routine Maintenance times. Should STATION's Engineer or other appropriate authority deem it necessary to change such Scheduled Routine Maintenance times, an updated schedule shall be forwarded to Network Control and Network Control shall be given at least Twenty-four (24) hours advanced notice, prior to beginning such maintenance.

      (c) When the STATION's Engineer has completed Scheduled Maintenance, the engineer shall notify Network Control within Thirty (30) minutes after the service is restored and Maintenance is complete.

2.    Emergency Maintenance:

      Emergency Maintenance is that maintenance that must be performed without any prior notification as defined in paragraph C(1)(c) above. It may occur at any time during the STATION's broadcast excessive unscheduled downtime if the problem is not immediately resolved. Emergency Maintenance shall be performed by the STATION according to the following procedure:

      a. When the emergency situation will allow, the STATION's Engineer shall notify any Network Control in advance of such maintenance so that any traffic for the STATION's coverage area may be stored for later transmission after service is restored.

      b. When the STATION's Engineer has completed Emergency Maintenance, the Engineer shall immediately notify Network Control when the service is restored and Maintenance is complete so that any traffic for the STATION's coverage area may be retransmitted.

                                  ATTACHMENT 5

                                  THE EQUIPMENT


      LESSEE is responsible for providing any and all Equipment necessary to cause LESSEE's signal to appear on the STATION's Subcarrier as specified in Attachment 1. STATION agrees to provide LESSEE space and access for installation and maintenance, as set forth herein. This Equipment may include the following:


1.    70mHz Power Splitter
2.    Satellite Dishes and Demodulators
3.    Exciter Interface
4.    Base Band Generator
5.    SCA Generator(s)
6. Downlink receiving facilities including all related interface components, as determined by LESSEE
7.    Remote STATION Monitor
5.    Telephone data circuit for Remote STATION Monitor
9.    Local paging terminal equipment
10.   Local paging telephone circuits

                                    Exhibit E
                                       to
                           Third Amended and Restated
                           Loan and Security Agreement
                           dated as of June ___, 1997

                                     FORM OF
                             COMPLIANCE CERTIFICATE

      Reference is made to that certain Third Amended and Restated Loan and Security Agreement dated as of June __,1997 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among SATELLINK COMMUNICATIONS, INC., a Georgia corporation (the "Parent"), SATELLINK PAGING, LLC, a Georgia limited liability company (the "Borrower"), the LENDERS from time to time party thereto (the "Lenders") and CREDITANSTALT-BANKVEREIN, in its capacity as agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement. The undersigned, being the _______________ and Chief Financial Officer of the Borrower, hereby delivers this Compliance Certificate (the "Certificate") to the Bank pursuant to Section 6.2(e) of the Loan Agreement, for the period beginning on ______________, _____ and ending on ________________, _____ (the "Compliance Period").

      The undersigned hereby certifies to the Bank that he is the ___________________ and the Chief Financial Officer of the Parent and is authorized and empowered to issue this certificate in his capacity for and on behalf of the Parent, and that each of the following calculations is true, complete and correct in all respects, and has been determined in accordance with GAAP for the Parent and its consolidated Subsidiaries as of the last day of the Compliance Period:

I.    Interest Coverage Ratio (Section 8.01)

      A.    Cash Flow for the Compliance Period

            1.   Net Income               $___________

            2.   Interest Expense         $___________

            3.   depreciation and
                 amortization             $___________

            4.   income tax expense       $___________

            5.   Cash Flow (the sum of
                 Items 1 through 4 above) $_________]

      B.    Interest Expense for the
            Compliance Period                       $___________

      C.    Interest Coverage Ratio for the Compliance Period
            (Item A(5) divided by Item B)                        ___________/1.0

      D.    Applicable Minimum Ratio (from Section 8.01)         ___________/1.0

II.   Net Worth (Section 8.02)

      A.    Total Assets as of the last
            day of the Compliance Period

            1.   assets                                  $___________

            2.   write-ups in the
                 book value of any
                 assets                   $___________

            3.   treasury stock           $___________

            4.   receivables from
                 Affiliates               $___________

            5.   unamortized debt
                 discount and
                 expense                  $___________

            6.   excluded assets (the sum of
                 items 2 through 5 above)                $___________

            7.   assets less excluded assets
                 (Item 1 minus Item 6)                   $___________

      B.    Total Liabilities as of the last
            day of the Compliance Period                 $___________

      C.    Net Worth as of the last day of
            the Compliance Period (item A(7)
            minus Item B)                                          $___________

      D.    Minimum Net Worth (from Section 8.02)                  $___________

III.  Senior Debt/Cash Flow Ratio (Section 8.03)

      A.    Senior Debt as of the last day
            of the Compliance Period

            1.   Loans outstanding        $___________

            2.   Other Indebtedness
                 not subordinate to
                 the Obligations          $___________

            3.   Senior Debt (the sum of Items
                 1 and 2 above)                          $___________

      B.    Annualized Cash Flow as of the
            last day of the Compliance Period

            1.   Cash Flow from
                 Section I, Item
                 A(7) above)              $___________

            2.   Times four                         X4

            3.   Annualized Cash Flow                    $___________

      C.    Senior Debt/Cash Flow Ratio for the Compliance
            Period (Item A(3) divided by Item B(3))              ___________/1.0

      D.    Applicable Maximum Ratio (from Section 8.03)         ___________/1.0

IV.   Total Debt/Cash Flow Ratio (Section 8.04)

      A.    Indebtedness as of the last day
            of the Compliance Period                     $___________

      B.    Annualized Cash Flow as of the
            last day of the Compliance Period
            (from III(B) above)                          $___________

      C.    Total Debt/Cash Flow Ratio for
            the Compliance Period
            (Item A divided by Item B)                           ___________/1.0

      D.    Applicable Maximum Ratio (from Section 8.04)         ___________/1.0


      The undersigned further certifies to the Agent for the benefit of the Lenders that, on and as of the last day of the Compliance Period and as of the date hereof, no Default or Event of Default has occurred and is continuing.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal as of the ___ day of ______________, _____.


                                   SATELLINK COMMUNICATIONS, INC.


                                   By: ___________________________
                                   Title: ________________________

                                             (CORPORATE SEAL)

                                    Exhibit F
                                       to
                           Third Amended and Restated
                           Loan and Security Agreement
                           dated as of June ___, 1997

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

      THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT is dated as of
______________________ and made BETWEEN:

      (1) ____________________________________________________________________
______________________________________________________________________________
with an address at ______________________________________ (the "Assignor"); and

      (2) ____________________________________________________________________
______________________________________________________________________________
__________ ("___________")____________________________________________________
______________________ with an address at ____________________________________
_________________ (the "Assignee").

WHEREAS:

      (A) The Assignor is party to the Third Amended and Restated Loan Agreement, more specifically described in Item 1 of Exhibit A hereto (the "Loan Agreement"; terms used herein which are defined in the Loan Agreement and not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement when used herein).

      (B) The Assignor holds certain outstanding Loans under the Loan Agreement and desires to transfer, sell and assign to Assignee the percentage of such Loans outstanding on the Assignment Date (as defined herein), which percentage is set forth in Item 2 of Exhibit A hereto (the "Percentage" the Percentage of Assignor's Loans to be purchased by Assignee on the Assignment Date are hereinafter referred to as the "Assigned Loans");

      (C) Assignee desires to purchase the Percentage of the Loans outstanding on the Assignment Date and assume a portion of Assignor's Commitment equal to the Percentage of Assignor's Commitment (the Percentage of Assignor's Commitment to be assumed by Assignee on the Assignment Date, the "Assigned Commitment");

      (D) The Assignor and Assignee desire to set forth the terms and provisions of the transfers, sales and assignments hereinabove described.

NOW IT IS HEREBY AGREED AND DECLARED as follows:

            1.    ASSIGNMENT AND TRANSFER

      1.01. Subject to the terms and conditions set forth herein, the Assignor hereby assigns and transfers to the Assignee, without recourse to or representation or warranty by the Assignor (except as provided in Clause 5.01 hereof), all the Assignor's, rights, title and interest in respect of the Assigned Loans under the Loan Documents and with effect from the date set forth in Item 3 of Exhibit A hereto (the "Assignment Date"), and the Assignee hereby accepts such assignment and transfer as of the Assignment Date (the "Assignment").

      1.02. Upon the occurrence and in consideration of the Assignment, the Assignee agrees with the Assignor that the Assignee (i) shall assume the Assigned Commitment, (ii) shall perform all the obligations of the Assignor with respect to the Assigned Loans and Assigned Commitment under the Loan Agreement and the other documents and instruments executed in connection therewith (such obligations of Assignee, including without limitation the obligation to fund under the Assigned Commitment are hereinafter referred to as the "Assumed Obligations") so far as such Assumed obligations remain to be performed, and
(iii) shall be bound by the terms and provisions of the Loan Documents to the same extent and in the same manner as if it were originally a party thereto (the "Assumption" and, together with the Assignment, the "Transfer").

            2.    CONSIDERATION

      2.01. In consideration of the Assignment, the Assignee agrees to transfer to the Assignor, on the Assignment Date, the consideration described in the funding letter agreement of even date herewith between the Assignor and the Assignee (the "Consideration"). Upon receipt of the Consideration, Assignor shall send written notice of the Transfer to the Borrower and each other financial institution party thereto from time to time in the form set forth as Exhibit B hereto in accordance with Section 13.7 of the Loan Agreement.

      2.02. The Assignor and the Assignee agree that all interest on, and fees and commissions in respect of, the Assigned Loans which have accrued to but excluding the Assignment Date shall be for the account of the Assignor, and interest on and fees and commissions in respect of the Assigned Loans which accrue on and after the Assignment Date shall be for the account of the Assignee. Either party which receives any such interest, fees and commissions which is for the account of the other party shall promptly pay the same to the other and until so paid hold it in trust for the other party. Partial payments of interest in respect of any period in effect on and continuing after the Assignment Date shall be applied pro rata for each day of such period.

      2.03. All payments to be made hereunder shall be made without setoff, counterclaim, deduction or withholding in U.S. Dollars.

            3.    INDEPENDENT INVESTIGATION

      The Assignee acknowledges that it has not relied upon any representation, nor has any representation been made, by the Assignor (except as specified in Clause 5.01 hereof), and the Assignee further acknowledges that it has made its own independent investigation based upon such documents and information as it has deemed appropriate, as to all matters relevant to the Transfer, including without limitation (a) the financial condition or creditworthiness of all parties named as borrowers, (b) the rights, obligations and transactions contemplated by the Loan Documents, and (c) the effectiveness, legality, validity, collectability or enforceability of any Loan Document. The Assignee acknowledges that it will, based upon its own independent investigation and such documents as it deems appropriate, continue to make its own decisions as to the Assigned Loans, the Assigned Commitment, the Assumed Obligations, the Loan Documents and this Assignment Agreement.

            4.    TRANSFER COSTS AND FURTHER ASSURANCES

      Each of the parties hereto agrees that it shall bear its own costs and expenses in connection with the Transfer and with the negotiation, preparation, execution and performance of this Assignment Agreement. Upon the consummation of the Transfer hereunder, the Assignor shall request the Borrower to make appropriate arrangements so that, if required, replacement notes are issued to the Assignor and new notes are issued to Assignee to reflect the Transfer hereunder.

            5.    REPRESENTATIONS AND WARRANTIES

      5.01. The Assignor hereby represents and warrants to the Assignee that the Assignor has full power and authority to take, has duly authorized to be taken, and has taken, all corporate action necessary to execute and deliver this Assignment Agreement and to effect the Transfer and to fulfill its obligations hereunder.

      5.02. The Assignee hereby represents and warrants to the Assignor that:

            (a) The Assignee has full power and authority to take, has duly authorized to be taken, and has taken, all corporate action necessary to execute, deliver and fulfill its obligations hereunder and under the Assumed Obligations, and has obtained all consents and approvals necessary to its execution, delivery and performance hereof and the delivery of the Consideration.

            (b) The Assignee is not insolvent or otherwise in any condition that would entitle any creditor of the Assignee, any person acting or purporting to act under authority of any legislation pertaining to bankruptcy or creditors' rights or any banking authority, to require that the Assignor or the Assignor's agent divest itself of the consideration received pursuant to Clause 2.01 hereof in respect of the Assignment.

            6.    COMMUNICATIONS

      All notices and other correspondence to be given by one party hereto to the other shall be given or made by mail, telex or telecopier to the addressee at its address set forth in the recitals hereto, or to such other address as the respective addressee may notify to the respective addressor. Any notices shall be deemed to have been received, if given by mail, when received; if given by telex, at the time of receipt of the appropriate answerback code; and if given by telecopier, when received.

            7.    EXHIBIT

      Exhibit A and all of the provisions thereof are hereby incorporated into this Agreement by reference and form a part hereof as if fully set forth herein.

      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the day and year first above written.


                                        __________________________________
                                        as Assignor


                                        By: ______________________________
                                            Title: _______________________


                                        By: ______________________________
                                            Title: _______________________


Accepted and Agreed to:

                                        __________________________________
                                        as Assignor


                                        By: ______________________________
                                            Title: _______________________

                                    EXHIBIT A
                     TO ASSIGNMENT AND ACCEPTANCE AGREEMENT

                        This Exhibit A completes items of
                  information in the Assignment and Acceptance
                 Agreement to which this Exhibit A is Attached.


Item 1. Identification of Loan Agreement: Third Amended and Restated Loan and Security Agreement dated as of June ___, 1997, by and among Satellink Communications, Inc., a Georgia corporation, Satellink Paging, LLC, a Georgia limited liability company, the Lenders from time to time party thereto, and Creditanstalt-Bankverein, as Agent for the Lenders.

Item 2. Percentage: _______%

Item 3. Effective Date: ______________________

Item 4. Name and address of Assignee: _____________________________________
___________________________________________________________________________


______________________________               ______________________________
as Assignor                                  as Assignee


By: __________________________               By: __________________________
Name: ________________________               Name: ________________________
Title: _______________________               Title: _______________________


By: __________________________
Name: ________________________
Title: _______________________

                                    EXHIBIT B
                     TO ASSIGNMENT AND ACCEPTANCE AGREEMENT


NOTICE OF TRANSFER


To the Parties listed on
Schedule A attached hereto:

[Insert on Schedule A address
of Borrower and each other financial
institution party to the Loan Agreement]

      Reference is made to the Third Amended and Restated Loan and Security Agreement dated as of June ___, 1997 among Satellink Communications, Inc., a Georgia corporation, Satellink Paging, LLC, a Georgia limited liability company, the Lenders from time to time party thereto, and Creditanstalt-Bankverein, as Agent for the Lenders (as the same has been amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Each capitalized term contained herein and not otherwise defined herein shall have the meaning given to such term in the Loan Agreement. In connection with the undersigned's transfer of all or a portion of its interests under the Loan Agreement, please be advised of the following:

                              Assignor Information

Financial Institution Name: _______________________________________:

(1)   Prior to Giving Effect to Assignment:

                                             Amount of
                         Amount of          Outstanding          Commitment
     Facility           Commitment             Loans             Percentage

________________    ________________    ________________     ________________


(2)   After Giving Effect To Assignment:

                                             Amount of
                         Amount of          Outstanding          Commitment
     Facility           Commitment             Loans             Percentage

________________    ________________    ________________     ________________

                              ASSIGNEE INFORMATION

Financial Institution Name:

Offices For Notices:

      Domestic Lending Office:

            Name:
            Address:
            Attention:
            Telex:
            Fax:
            Telephone:

      Eurodollar Lending Office:

            Name:
            Address:
            Attention:
            Telex:
            Fax:
            Telephone:

Commitments and Loans Assigned:

                                             Amount of
                         Amount of          Outstanding          Commitment
     Facility           Commitment             Loans             Percentage

________________    ________________    ________________     ________________


                                        ______________________________
                                        Assignor

                                        By: __________________________
                                             Title: __________________


                                        By: __________________________
                                             Title: __________________


                                        2